SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FRESH DEL MONTE PRODUCE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FRESH DEL MONTE PRODUCE INC.

PROXY STATEMENT

2026

April 24, 2026

Dear Shareholders,

Thank you for your continued trust in Fresh Del Monte.

We lead a global food company whose responsibilities are interconnected — to the consumers who rely on our products, to the communities and environments in which we operate, and to the shareholders who entrust us with their capital. Enduring value is created only when each of these obligations is managed with discipline and long-term perspective.

As we enter 2026, we do so at a defining moment. This year marks 30 years since I acquired Fresh Del Monte and the 140th anniversary of the Del Monte brand. Milestones such as these invite reflection — not only on how far we have come, but on the kind of institution we are building for the decades ahead.

The past several years were not about expansion for expansion’s sake. They were about focus.

We sharpened our strategic priorities, streamlined our portfolio, and concentrated capital and management attention on the categories and capabilities where we hold structural advantages — agricultural depth, global sourcing, vertically integrated operations, and complex logistics expertise. In doing so, we strengthened margins, improved operational efficiency, and positioned the company to act from a position of financial strength.

In parallel, we advanced the foundation of our Specialty Ingredients platform — an area we believe represents a meaningful evolution for both our company and our industry. Converting fresh produce into higher value, differentiated ingredients is not only a margin opportunity, but it reflects a more thoughtful use of what the land provides. As greater attention is placed on agricultural inputs, ingredient integrity, and responsible production practices, our ability to utilize more of each harvest and extend its value into new applications strengthens both our economics and our stewardship. We believe this approach will play an increasingly important role in our future.

This disciplined preparation—throughout all corners of our organization—positioned us to pursue a transformational opportunity: the reunification of the Del Monte brand, a milestone I have long believed was both strategically compelling and deeply meaningful.

For nearly four decades, fresh and shelf stable Del Monte products operated under separate ownership structures. Reuniting these businesses under one organization restores coherence to one of the world’s most recognized food brands. With our agricultural expertise, global scale, and integrated supply chain, we are uniquely positioned to steward this brand across categories with a unified strategic vision.

With the acquisition of select Del Monte assets complete, the acquired business now operates as a dedicated Foods division, building on a strong foundation of established brands, experienced teams, and longstanding customer relationships. Our first priority is continuity. We are advancing a thoughtful and measured integration that preserves operational focus and respects the capabilities that have made these businesses successful, while aligning the division with Fresh Del Monte’s global scale, logistics expertise, and capital strength.

Importantly, this North American Foods platform will work in close coordination with our production operations across Latin America, Europe, Africa, and the Middle East — leveraging our global sourcing, manufacturing, and distribution capabilities to expand opportunity across markets.

This is not simply an acquisition. It is the alignment of trusted brands and proven teams with an integrated global platform — positioning the Del Monte portfolio for its next phase of disciplined growth.

As we look ahead, our direction is clear. We are building more than scale. We are building coherence — across categories, across geographies, and across generations—while remaining anchored in the principles that have guided this company for decades.

We move forward with confidence, grounded in the clarity of our strategy and the strength of our platform.

Thank you for your continued trust as we steward this institution into its next chapter.

Regards,

Mohammad Abu-Ghazaleh

Chairman and Chief Executive Officer

Fresh Del Monte Produce Inc.

NOTICE OF 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

DATE AND TIME:

Thursday, June 4, 2026 at 11:00 AM., Eastern Time

PLACE:

The 2026 Annual General Meeting of Shareholders (or “Annual General Meeting”) will be held exclusively online at meetnow.global/M6AXZQK through a live internet webcast. You can find instructions on how to access the Annual General Meeting in the section of this proxy statement called “Questions and Answers About Our Annual General Meeting.”

ITEMS OF BUSINESS:

PROPOSAL 1	Elect two director nominees for a three-year term expiring at the 2029 Annual General Meeting of Shareholders
PROPOSAL 2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year
PROPOSAL 3	Approve, by non-binding advisory vote, the compensation of our named executive officers in 2025
PROPOSAL 4	Approve and adopt the Third Amended and Restated Memorandum and Articles of Association

Transact other business properly presented at the Annual General Meeting or any postponement or adjournment thereof.

RECORD DATE:

The board of directors has fixed April 13, 2026, as the record date for the Annual General Meeting. This means that only shareholders as of the close of business on that date are entitled to receive notice of and to vote at the Annual General Meeting.

It is important that your shares be represented at the Annual General Meeting, regardless of the number you may hold. Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. This will not prevent you from voting your shares in person via the virtual meeting platform if you are present.

Mohammad Abu-Ghazaleh Chairman and Chief Executive Officer

We mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report on or about April 24, 2026.

Our proxy statement and annual report are available online at www.envisionreports.com/FDP.

Fresh Del Monte Produce, Inc.

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue, Coral Gables, FL 33134

2026 Proxy Statement	Table of Contents | i

PROXY SUMMARY

This proxy summary highlights information contained elsewhere in this proxy statement, which is first being sent or made available to shareholders on or about April 24, 2026. You should read the entire proxy statement carefully before voting. For more information regarding our 2025 performance, please review our Annual Report on Form 10-K for the 2025 fiscal year.

2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Date and Time:	Thursday, June 4, 2026 at 11:00 AM. Eastern Time	Fresh Del Monte Produce Inc. c/o Del Monte Fresh Produce Company 241 Sevilla Avenue, Coral Gables, FL 33134
Record Date:	April 13, 2026
Place:	The Annual General Meeting will be held exclusively online at meetnow.global/M6AXZQK through a live internet webcast. There will be no physical meeting, so you will not be able to attend in person.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposal	Board’s Recommendation	Page Reference (for more details)

1. Election of Directors	FOR Each Director	10

2. Ratification of Ernst & Young, LLP as Auditors	FOR	40

3. Advisory Approval of Executive Compensation	FOR	46

4. Approval of Third Amended and Restated Memorandum and Articles of Association	FOR	77

VOTING AT THE VIRTUAL MEETING

If you hold your Ordinary Shares of the Company, or Ordinary Shares, with our transfer agent, Computershare Investor Services, then you or your proxyholder may attend the virtual-only Annual General Meeting, participate, vote, ask questions, and examine a list of the shareholders of record entitled to vote at the Annual General Meeting by accessing meetnow.global/M6AXZQK and entering the 15-digit control number on your proxy card.

If you hold your Ordinary Shares through an intermediary, like a broker or a bank, you must register in advance to attend the virtual-only Annual General Meeting. To register, you must obtain a legal proxy, executed in your favor, from the record holder of your Ordinary Shares and submit proof of your legal proxy reflecting the number of Ordinary Shares you held as of the record date, as well as your name and email address, to Computershare Investor Services. Please refer to the section entitled “Questions and Answers About Our Annual General Meeting” below and the question “How Do I Vote?” for more information. Your request must be received no later than 5:00 P.M. Eastern Time on June 1, 2026.

2026 Proxy Statement	Proxy Summary | 1

VISION AND GOALS

Our vision is to inspire healthy lifestyles through wholesome and convenient products. Our long-term strategy is founded on six goals:

Protect and grow OUR core business

Drive innovation and expanD growth on value-added categories

Evolve OUR culture to increase employee engagement and productivity

Become a technology-driven company to drive efficiencies

Become a consumer-driven company

LEAD THROUGH Sustainability for a bRIGHTEr world tomorrow

a

2 | Proxy Summary	2026 Proxy Statement

2025 FINANCIAL AND OPERATIONAL HIGHLIGHTS

In 2025, we delivered solid financial and operating results, reflecting disciplined execution, targeted pricing actions, and continued investment in our core categories. Higher net sales across all segments, supported by tariff‑related pricing actions and favorable foreign exchange, helped offset cost pressures and lower volumes in select product lines. For the full year, gross profit increased to $399 million, with gross margin expanding to 9.2%, and net income attributable to Fresh Del Monte totaled $91 million, or $178 million on an adjusted basis.

We continued to advance our long‑term growth strategy, led by strong performance in the fresh and value‑added products segment. Higher per‑unit pricing and a favorable product mix in pineapples, together with increased demand for fresh‑cut fruit, supported improved profitability and reflected the benefits of our premium pineapple portfolio and operational enhancements. We also took strategic actions to optimize our portfolio and improve long-term returns.

Consistent with our commitment to disciplined capital allocation, we paid an annualized dividend of $1.20 per share and repurchased 866,000 shares for $30 million during the year. These actions reflect our confidence in the business, a strong balance sheet, and a balanced approach to investing for growth while returning capital to shareholders.

NET SALES	GROSS PROFIT	OPERATING INCOME	NET INCOME(1)

DILUTED EPS	NET CASH FROM OPERATIONS	LONG-TERM DEBT

DIVIDENDS PER ORDINARY SHARE	ADJUSTED NET INCOME(2)	ADJUSTED DILUTED EPS(2)	ADJUSTED OPERATING INCOME(2)

(1)
Represents net income attributable to Fresh Del Monte Produce Inc.
(2)
Non-GAAP financial measures. Please see Appendix A for reconciliations to the most comparable GAAP measure.

2026 Proxy Statement	Proxy Summary | 3

Recent Acquisition of Del Monte Foods

On March 19, 2026, we completed the acquisition of certain select assets of Del Monte Foods. This transaction provided us with the opportunity to reunite the Del Monte® brand under a single corporate structure, following nearly four decades during which the brand has operated across separate platforms. We believe that consolidating the Del Monte® brand under one organization enhances our ability to leverage global scale, capitalize on decades of experience managing complex food systems across diverse geographies and product categories, and strengthen brand consistency worldwide. In connection with this strategic re-unification, we are proposing to change our corporate name from Fresh Del Monte Produce Inc. to Del Monte Corporation. We believe this name change more accurately reflects our unified brand strategy and aligns our corporate identity with the heritage and global recognition of the Del Monte® brand.

Accordingly, we are asking shareholders to approve the proposed name change, as more fully described in Proposal 4 of this Proxy Statement.

OVERVIEW OF OUR DIRECTORS

We seek to have a Board of independent directors that bring to us a wide range of viewpoints and experiences. Our Board consists of directors with a diversity of age, gender and ethnicity and a range of tenure, with our longer-serving directors providing important institutional knowledge and experience and our newer directors bringing fresh perspectives to deliberations.

Director	Director Since	Age	Background	Committee Memberships

Mohammad Abu-Ghazaleh	1996	84	Chairman and Chief Executive Officer Fresh Del Monte Produce Inc.

Ahmad Abu-Ghazaleh	2018	49	Vice Chairman and Chief Executive Officer, Royal Jordanian Air Academy, Arab Wings, and Queen Noor Technical College

Amir Abu-Ghazaleh	1996	79	General Manager, Abu-Ghazaleh & Sons Co. Ltd.

Charles Beard, Jr.	2020	63	Retired President and Chief Operating Officer, Guidehouse, Inc., and Former Partner PWC	Governance (Chair) Compensation

Michael J. Berthelot (Lead Independent Director)	2006	75	Chief Executive Officer, Cito Capital Corporation	Compensation (Chair) Audit

Mary Ann Cloyd	2019	71	Retired Senior Partner, PricewaterhouseCoopers LLP	Audit (Chair) Governance

Dr. Ajai Puri	2024	72	Non-Executive Director, Olam International and IMI PLC	Audit Governance

Lori Tauber Marcus	2021	63	Founder of Courtyard Connections, LLC, Board Advisor and Retired Chief Marketing Officer	Audit Compensation

GOVERNANCE AND EXECUTIVE COMPENSATION HIGHLIGHTS

Our corporate governance practices and executive compensation standards include:

•
Our latest Global Sustainability Report was published in October 2025 demonstrating our long-standing commitment to doing business in a sustainable way. (Page 33)
•
Executive compensation is tied to financial and operating performance. (Page 48)

4 | Proxy Summary	2026 Proxy Statement

•
Robust employee compensation recoupment or “clawback” policy. (Page 26)
•
Directors and officers are subject to rigorous Share Ownership Guidelines. (Page 33)
•
84% of our CEO’s target total compensation and an average of 62% of our other named executive officers’ target total compensation is at-risk or performance based. (Page 51)
•
Advisory vote on executive compensation is conducted annually. (Page 47)
•
Executives are prohibited from short-sale transactions, hedging any shares and are prohibited from pledging shares that are subject to the Share Ownership Guidelines. (Page 27)
•
Board conducts annual self-evaluation to determine effective functioning. (Page 21)
•
Director resignation policy for all director nominees. (Page 21)
•
Independent directors regularly attend continuing education programs.
•
Board includes members with gender and ethnic diversity, including that 25% of our board members are women and 50% of our board members are ethnically diverse.

2026 Proxy Statement	Proxy Summary | 5

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL GENERAL MEETING

What am I voting on?

At the Annual General Meeting, you will be asked to vote on the following proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation

1. To elect two director nominees for a three-year term expiring at the 2029 Annual General Meeting of Shareholders.	FOR each Director

2. To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the 2026 fiscal year.	FOR

3. To approve, by non-binding advisory vote, the compensation of our named executive officers in 2025, which we refer to as “Say on Pay.”	FOR
4. Approval of third amended and restated memorandum and articles of association.	FOR

We also will consider other business that properly comes before the meeting in accordance with the laws of the Cayman Islands and our Second Amended and Restated Memorandum and Articles of Association. However, the Board is not aware of any other matters to be presented for action at the Annual General Meeting.

Who can vote?

Holders of our Ordinary Shares at the close of business on April 13, 2026, are entitled to vote their Ordinary Shares at the Annual General Meeting. As of April 13, 2026, there were 47,531,139 Ordinary Shares issued, outstanding and entitled to vote. Each Ordinary Share issued and outstanding is entitled to one vote.

What constitutes a quorum, and why is a quorum required?

We are required to have a quorum of shareholders present to conduct business at the meeting. The presence at the meeting, in person or by proxy (which includes attending the Annual General Meeting via the internet webcast), of the holders of a majority of the issued and outstanding Ordinary Shares on April 13, 2026, will constitute a quorum, permitting us to conduct the business of the meeting. Abstentions and broker non-votes are counted as present for purposes of determining a quorum, if the shareholder or proxy representing the shareholder is present at the meeting. Ordinary Shares for which we have received executed proxies will be counted for purposes of establishing a quorum at the meeting, regardless of how or whether such Ordinary Shares are voted on any specific proposal.

What is the difference between a “shareholder of record” and a “street name” holder?

If your Ordinary Shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered a “shareholder of record” or a “registered shareholder” of those Ordinary Shares. In this case, your Notice of Internet Availability of Proxy Materials (“Notice”) has been sent to you directly by us.

If your Ordinary Shares are held in a stock brokerage account or by a bank, trust or other nominee or custodian, you are considered the “beneficial owner” of those shares, which are held in “street name.” A Notice has been forwarded to you by or on behalf of your broker or other nominee, who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your Ordinary Shares by following the instructions for voting set forth in the Notice.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide shareholders access to our proxy materials over the Internet. We believe that the e-proxy process will expedite our shareholders’ receipt of proxy materials, lower the costs of distribution and reduce the environmental impact of our Annual General Meeting. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice,” to our shareholders on or about April 24, 2026, at the close of business. The Notice contains instructions on how to access our proxy statement and annual report and vote online. If you received a Notice and would like to receive a

6 | Questions and Answers About Our Annual Meeting	2026 Proxy Statement

printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions included in the Notice for requesting such materials at no charge.

How do I vote?

If you hold your Ordinary Shares in your own name as a holder of record with our transfer agent, Computershare Investor Services, you may vote at the Annual General Meeting or by proxy as follows:

•
At the virtual-only meeting. You may attend and vote online during the virtual-only Annual General Meeting by visiting meetnow.global/M6AXZQK and entering the control number found on your proxy card and clicking on the vote option link before the polls close.
•
Via the internet. You may vote by proxy before the Annual General Meeting via the internet by visiting www.envisionreports.com/FDP and login using the control number found on your proxy card and clicking on the “Cast Your Vote” link.
•
By telephone. You may vote by proxy before the meeting by calling toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada.
•
By mail. You may vote by proxy before the meeting by filling out your proxy card and sending it back in the envelope provided.

If your Ordinary Shares are held in “street name” through a broker, bank or other nominee, you will receive instructions from that organization that you must follow in order to have your shares voted. If you want to attend and vote at the virtual-only meeting, you must obtain a legal proxy from your broker, bank or other nominee, register to attend and access the meeting. Please forward the email you receive from your broker or bank, or send an image of your legal proxy, to legalproxy@computershare.com. You may also send it to Computershare Investor Services by mail at:

Computershare Investor Services

Fresh Del Monte Produce Inc. Legal Proxy

P.O. Box 43078

Providence, RI 02940-3078

You must label your request to register as “Legal Proxy.” Your request must be received no later than 5:00 P.M. Eastern Time on June 1, 2026. You will then receive a confirmation of your registration, with a control number, by email from Computershare Investor Services. At the time of the meeting, go to meetnow.global/M6AXZQK and enter your control number.

What are the requirements to elect the director nominees and to approve each of the proposals in this proxy statement?

Under the laws of the Cayman Islands and our Second Amended and Restated Memorandum and Articles of Association, directors are elected and the ratification of auditors is deemed approved when they are approved by an “Ordinary Resolution” which is defined as simple majority of the votes cast by such Shareholders on such matter as, being entitled to do so, in person or by proxy. Proposal 3 is a non-binding advisory vote. This means that while we ask shareholders to approve a resolution regarding Say on Pay, it is not an action that requires shareholder approval.

Proposal	Vote Requirement
Election of Directors	Majority of the Votes Cast
Ratification of Auditors	Majority of the Votes Cast
“Say on Pay”	Majority of the Votes Cast
Third Amended and Restated Memorandum of Association	Two-thirds (66.2/3% of the Ordinary Shares)

Abstentions will have no effect on the outcome of the vote for any of the Proposals under Cayman Islands law.

What if I am a beneficial owner and do not give the nominee voting instructions?

If you are a beneficial owner and your shares are held in “street name,” the broker is bound by the rules of the New York Stock Exchange, or NYSE, regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary authority to vote on the proposal and has not received specific voting instructions for the proposal from the beneficial owner of the shares. Broker

2026 Proxy Statement	Questions and Answers About Our Annual Meeting | 7

non-votes are considered to be present at the meeting for purposes of determining the presence of a quorum, but are not counted as votes cast.

The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and, if not, the impact of such broker non-vote on the approval of the proposal.

Proposal	Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote
1. Election of Directors	No	None

2. Ratification of Auditors	Yes	Not Applicable

3. Say on Pay	No	None

4. Approval of Third Amended and Restated Memorandum and Articles of Association	Yes	Not Applicable

Our existing Second Amended and Restated Memorandum and Articles of Association were adopted in 2022 and does not reflect our proposed new name post the Del Monte Foods acquisition or corporate governance trends that have evolved under Cayman Islands law. The Third Amended and Restated Memorandum and Articles of Association proposes to change our name from Fresh Del Monte Produce Inc. to Del Monte Corporation to reflect our strategic re-unification post acquisition of certain select assets from Del Monte Foods and make some other administrative changes that align the articles with the Cayman Island Companies Act (As Revised) and current corporate governance practices.

What if I sign and return my proxy without making any selections?

If you sign and return your proxy without making any selections, your shares will be voted “FOR” each of the director nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4. If other matters properly come before the meeting, the proxy holders will have the authority to vote on those matters for you in their discretion.

How do I change my vote?

A shareholder of record may revoke his or her proxy by giving written notice of revocation to our Corporate Secretary, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134, before the meeting, by delivering a later-dated proxy (either in writing, by telephone or over the Internet), provided that the new proxy card is received by Computershare Investor Services, P.O. Box 43078, Providence, Rhode Island, 02940-3078 prior to the closing of the polls at the Annual General Meeting, or by attending and voting at the virtual-only Annual General Meeting.

If your shares are held in “street name,” you may change your vote by following your broker’s or other nominee’s procedures for revoking or changing your proxy.

What shares are covered by my proxy card?

Your proxy reflects all shares owned by you at the close of business on April 13, 2026.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares in more than one account. To ensure that all of your shares are voted, you should sign and return each proxy card. Alternatively, if you vote by telephone or via the Internet, you will need to vote once for each proxy card and voting instruction card you receive.

Who can attend the Annual General Meeting?

Only shareholders as of April 13, 2026, the record date, and our invited guests are permitted to attend the Annual General Meeting. If you held your Ordinary Shares as of the record date as a shareholder of record, then you or your proxyholder may attend the virtual-only Annual General Meeting, participate, vote, ask questions, and examine a list of the shareholders of record entitled to vote at the Annual General Meeting by accessing meetnow.global/M6AXZQK and entering the 15-digit control number on your proxy card.

If you held your Ordinary Shares as of the record date in “street name” through an intermediary, like a broker or a bank, you must register in advance to attend the virtual-only Annual General Meeting. To register, you must obtain a legal proxy, executed in your favor, from the record holder of your Ordinary Shares and submit proof of your legal proxy reflecting the number of Ordinary Shares you held as of the record date, as described above under “How Do I Vote?”

8 | Questions and Answers About Our Annual Meeting	2026 Proxy Statement

Can I attend the Annual General Meeting if I don’t have a legal proxy or have lost my control number?

Yes. If you have misplaced your control number, you may access the meeting as a guest by going to meetnow.global/M6AXZQK, but you will not be able to vote during the Annual General Meeting or ask questions.

Will I be able to ask questions at the Annual General Meeting?

Shareholders of record and beneficial owners who have logged in to the Annual General Meeting with a control number as described above may submit questions any time before or during the Annual General Meeting by clicking on the message icon in the upper right-hand corner of the broadcast screen. After the business portion of the Annual General Meeting concludes, we will answer questions that have been submitted that are pertinent to the items being brought before the shareholder vote at the Annual General Meeting, as time permits and in accordance with our Rules of Conduct for the Annual General Meeting.

If I plan to attend the Annual General Meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the Annual General Meeting. If you send in your proxy card and also attend the Annual General Meeting, you do not need to vote again at the Annual General Meeting, unless you want to change your vote. You may attend and vote online during the virtual-only Annual General Meeting by accessing the Annual General Meeting as described above and clicking on the vote option link before the polls close.

Where can I find the voting results of the Annual General Meeting?

We will announce the results for the proposals voted upon at the Annual General Meeting and publish the final detailed voting results in a Form 8-K filed within four business days after the Annual General Meeting.

Who should I call with other questions?

If you have additional questions about this proxy statement or the meeting or would like additional copies of this proxy statement or our annual report, please contact: Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134, Attention: Investor Relations, Telephone: (305) 520-8433.

2026 Proxy Statement	Questions and Answers About Our Annual Meeting | 9

ELECTION OF DIRECTORS

PROPOSAL 1—ELECTION OF DIRECTORS

PROPOSAL SUMMARY

What Are You Voting On?

We are asking our shareholders to elect the following two director nominees to serve on the Board. Information about the Board and each director nominated is included in this section.

Class II Director Nominees Three-Year Term Ending 2029 Michael J. Berthelot Lori Tauber Marcus

Voting Recommendation

The Board recommends that you vote “FOR” each director nominee listed above. After consideration of the individual qualifications, skills and experience of each of our director nominees, the Board believes these two director nominees would contribute to a well-balanced and effective Board.

Each of the Class II directors elected at the Annual General Meeting will hold office until the annual general meeting of shareholders to be held in 2029 or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, removal or disqualification. Michael J. Berthelot and Lori Tauber Marcus currently serve as Class II members of the Board.

Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” each of the director nominees presented below. If, at the time of the meeting, one or more of the director nominees has become unavailable to serve, shares represented by proxies will be voted for the remaining director nominees and for any substitute director nominee or nominees designated by the Board of Directors, unless the size of the Board is reduced. The Board knows of no reason why any of the director nominees will be unavailable or unable to serve. Proxies cannot be voted for a greater number of persons than the director nominees listed.

The Board of Directors recommends a vote “FOR”

each nominee for director

10 | Election of Directors	2026 Proxy Statement

ELECTION OF DIRECTORS

Introduction

Our Second Amended and Restated Memorandum of Association provides that our Board must consist of between three and nine directors. Our Corporate Governance Guidelines require that a majority of our board shall be directors who meet the independence standards of the NYSE with one of the independent directors serving as the lead independent director. Our Board is divided into three classes and currently consists of eight directors, of whom five are independent directors (ID) and three are non-independent directors. The non-independent directors together represent the largest single owner of Ordinary Shares. We believe that the classified board is the most effective way for the Board to be organized because it ensures a greater level of certainty of continuity from year to year, provides stability in near term operational performance balanced with long term investments, and allows for the refresh of experience to meet the evolving needs of the Company. As a result of the three classes, at each annual general meeting, directors are elected for a three-year term. Class terms expire on a rolling basis so that one class of directors is elected each year.

Our current directors and classifications are as follows:

Class II – Expiring 2026 Michael J. Berthelot (ID) Lori Tauber Marcus (ID)	Class III – Expiring 2027 Mohammad Abu-Ghazaleh Ahmad Abu-Ghazaleh Dr. Ajai Puri (ID)	Class I – Expiring 2028 Amir Abu-Ghazaleh Mary Ann Cloyd (ID) Charles Beard, Jr. (ID)

The terms of the two current Class II directors expire at the Annual General Meeting. The Governance Committee recommended to the Board for nomination, and the Board has nominated each of Michael J. Berthelot and Lori Tauber Marcus for re-election.

Both Michael J. Berthelot and Lori Tauber Marcus have consented to serve if elected. If any director nominee is unable or unwilling to serve at the time of the election, the proxy holders may vote for another person, or persons, in their discretion. A director nominee who fails to receive a majority of the votes cast will be required to submit his or her resignation as a director. The Board will then consider all the facts and circumstances relative to the continued service of such director before accepting or declining such resignation.

We believe that each of our directors and director nominees possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. Our director nominees were nominated because each is of high ethical character, highly accomplished in his or her field with superior credentials and recognition, has a reputation, both personal and professional, that is consistent with our image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Our directors as a group complement each other and each of their respective experiences, skills and qualities so that collectively the Board operates in an effective, collegial and responsive manner.

2026 Proxy Statement	Election of Directors | 11

ELECTION OF DIRECTORS

Director Skills, Experience and Background

The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board and that align with our strategic vision, business and operations. The following is a summary and description of some of the skills, experience and background that our continuing directors and director nominees bring to the Board. The directors’ biographies note each director’s relevant skills, experience and qualifications relative to this list.

LEADERSHIP EXPERIENCE	Experience serving as a CEO, CFO, senior executive or functional leader within an organization
8 of 8

PUBLIC COMPANY BOARD EXPERIENCE	Experience serving on the boards of other U.S. or international public companies and familiarity with key corporate governance matters
7 of 8

INDUSTRY EXPERTISE	Experience in key aspects of our businesses and industry, including food/agribusiness, distribution, transportation/shipping, retail and innovation/research & development
6 of 8

FINANCE/ACCOUNTING	Experience or expertise in financial accounting and reporting or the financial management of an organization
5 of 8

INTERNATIONAL EXPERIENCE	Experience doing business internationally or focusing on international issues and operations or with multinational companies
7 of 8

ERM/RISK MANAGEMENT	Experience overseeing risk management matters

4 of 8

M&A/INTEGRATION	Experience leading growth through acquisitions and other business combinations and ability to evaluate operational integration plans
5 of 8

OPERATIONS/HUMAN CAPITAL	Experience managing compensation and employee moral, and implementing succession planning and talent development
5 of 8

12 | Election of Directors	2026 Proxy Statement

ELECTION OF DIRECTORS

Director/Director Nominee Biographies

Each director and director nominee’s principal occupation and other pertinent information about particular experiences, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director appears on the following pages.

Director Nominees

Class II Directors

Term to Expire at the 2026 Annual General Meeting

Michael J. Berthelot Director Since: 2006 Age: 75

Chief Executive Officer, Cito Capital Corporation

Biography: Since 2004, Mr. Berthelot has served as the Chief Executive Officer of Cito Capital Corporation, a strategic consulting firm. From 2010 until 2024, Mr. Berthelot served as Managing Principal and founder of Corporate Governance Advisors Inc., a consulting firm that provides board evaluation and advisory services. Mr. Berthelot is a Certified Public Accountant. Since 2009, Mr. Berthelot has been a faculty member of the University of California San Diego’s Rady School of Management, where he teaches corporate governance in the MBA program.

From February 2019 until June 2020, Mr. Berthelot served on the board of PenChecks Inc., a privately held financial services company. From 1992 to 2003, he served as Chairman and Chief Executive Officer of TransTechnology Corporation, a publicly-traded multinational manufacturing firm, and from 2003 until 2006, he continued to serve as its non-executive Chairman. From 2009 to 2013, Mr. Berthelot served on the board of directors of Pro-Dex, Inc., a medical device manufacturer, where he also served as the Chief Executive Officer and President from 2012 to 2013.

Skills & Qualifications: Mr. Berthelot brings to the Board extensive management and operating experience, including in his previous role as a chief executive officer of a publicly-traded multinational manufacturing and distribution business, as well as significant experience and corporate governance matters as well as accounting and financial reporting.

Experience Highlights: Leadership, Public Company Board, Finance/Accounting, International, ERM/Risk Management, M&A/Integration Lead Independent Director Committees: Compensation (Chair) Audit

2026 Proxy Statement	Election of Directors | 13

ELECTION OF DIRECTORS

Lori Tauber Marcus Director Since: 2021 Age: 63

Founder of Courtyard Connections, LLC, Board Advisor and Retired Chief Marketing Officer

Biography: Ms. Marcus is an experienced Chief Marketing Officer with over 35 years of experience in consumer-facing industries. Ms. Marcus is the founder of Courtyard Connections, LLC, an advisory firm focused on marketing and leadership in consumer goods, retail, food service, and consumer technology. From 2017 to 2020, Ms. Marcus worked with the Harvard Business School’s Kraft Precision Medicine Accelerator as Chair of Direct to Patient Initiative. In 2016, Ms. Marcus served as Interim Chief Marketing Officer for Peloton Interactive, Inc., a publicly-traded fitness platform. From 2013 to 2015, Ms. Marcus was the Executive Vice President and Chief Global Brand and Product Officer at Keurig Green Mountain, Inc., a publicly-traded coffee and coffee machine company. From 2011 to 2012, she was Chief Marketing Officer at The Children’s Place, a publicly-traded children’s clothing company. Ms. Marcus previously spent 24 years with PepsiCo in marketing & general management positions of increasing responsibility, culminating in her appointment as Senior Vice President, Marketing Activation for PepsiCo Beverages, North America.

Since January 2021, Ms. Marcus has served on the board of 24-Hour Fitness, a privately-held fitness company. Ms. Marcus was a board director for PRIMO Water Corporation, a publicly-traded home/office delivery, pure-play water company from May 2023 to November 2024 and Phunware, Inc, a publicly-traded enterprise software company from December 2018 to September 2021. Ms. Marcus previously served on the boards of the following privately-held companies: Golub Corporation; DNA Diagnostic Center; and Talalay Global. Since 2004, Ms. Marcus has served on the board of the Multiple Myeloma Research Foundation.

Skills & Qualifications: Ms. Marcus brings to the Board strategic vision, strong business and general management acumen with direct-to-consumer expertise in e-commerce, digital marketing and social media to grow consumer-facing businesses worldwide.

Experience Highlights: Leadership, Public Company Board, Industry, International, Operations/Human Capital Independent Committees: Audit Compensation

14 | Election of Directors	2026 Proxy Statement

ELECTION OF DIRECTORS

Continuing Directors

Class III Directors

Term To Expire at the 2027 Annual General Meeting

Mohammad Abu-Ghazaleh Director Since: 1996 Age: 84

Chairman and Chief Executive Officer, Fresh Del Monte Produce Inc.

Biography: Since 1996, Mr. Abu-Ghazaleh has served as our Chairman and Chief Executive Officer. He serves as the Chairman of the Royal Jordanian Air Academy, Arab Wings, and Queen Noor Civil Aviation Technical College. Mr. Abu-Ghazaleh also serves as Chairman of the Abdali Clemenceau Hospital project, a $290 million development project in Amman, Jordan. He is a founding shareholder of Clemenceau Medical Center in Beirut, Lebanon. Mr. Abu-Ghazaleh currently serves on the board of directors of United Cable Industries Company, a Jordanian public company.

Previously, Mr. Abu-Ghazaleh served as Chairman of International General Insurance Co. until its listing on NASDAQ in 2020. He served on the board of directors of Bank Misr Liban from 2007 to 2018 and Jordan Kuwait Bank from 2004 to 2011. Mr. Abu-Ghazaleh and Mr. Amir Abu-Ghazaleh are brothers. Mr. Abu-Ghazaleh is Mr. Ahmad Abu-Ghazaleh’s father.

Skills & Qualifications: Mr. Abu-Ghazaleh brings to the Board a unique understanding of our strategies and operations gained through over 20 years of executive leadership of our Company and over 45 years of experience in the fresh produce-related businesses serving in operations, management and executive leadership roles.

Experience Highlights:

Leadership, Public Company Board, Industry, International, ERM/Risk Management, M&A/Integration, Operations/Human Capital

Other Public Boards:

United Cables Industries Company (Jordan).

2026 Proxy Statement	Election of Directors | 15

ELECTION OF DIRECTORS

Ahmad Abu-Ghazaleh Director Since: 2018 Age: 49

Vice Chairman and Chief Executive Officer, Royal Jordanian Air Academy, Arab Wings, Queen Noor Technical College and Gulf Wings

Biography: Since 2003, Mr. Abu-Ghazaleh has served as the Vice Chairman and Chief Executive Officer of the Royal Jordanian Air Academy, a flight training academy, Arab Wings, a private jet charter and aircraft management company, Queen Noor Technical College, a private engineering college, and Gulf Wings, a private jet charter company. He also serves as the Vice Chairman and Chief Executive Officer of the Abdali Clemenceau Hospital project in Amman, Jordan. He is the founder of the MMAG Foundation campus in Amman, a free art school, exhibition space and community center. Mr. Abu-Ghazaleh is an active member of several museum councils and advisory groups. Mr. Abu-Ghazaleh currently serves on several boards of directors of private and public organizations, including Queen Rania Foundation, Endeavor Jordan and The American Center for Oriental Research (ACOR). He has served as the Chairman of United Cables Industries Company (UCIC), a Jordanian publicly-traded company, since 2013 and of Augustus Management International since July 2016. He previously served as the Chairman of National Poultry Company (NPC), a Jordanian publicly-traded company and on the board of directors of Banque Misr Liban, Arab Pharmaceutical Company and Modern Pharma, both publicly traded companies that were merged and sold to Hikma Pharmaceuticals (HIK: Lon). Mr. Abu-Ghazaleh is the son of Mr. Mohammad Abu-Ghazaleh and the nephew of Mr. Amir Abu-Ghazaleh.

Skills & Qualifications: Mr. Abu-Ghazaleh brings to the Board over 15 years of management experience in global operations, as well as extensive experience in the transportation and food industries.

Experience Highlights: Leadership, Public Company Board, Industry, International Other Public Boards: United Cables Industries Company (Jordan).

16 | Election of Directors	2026 Proxy Statement

ELECTION OF DIRECTORS

Dr. Ajai Puri Director Since: 2024 Age: 72

Non-Executive Director, Olam International, IMI PLC, Califia Farms LP

Biography: Dr. Puri currently serves as a board member of Olam Group Limited (Singapore), a Singaporean public company and a leading global food and agriculture business; and IMI plc (U.K.), a specialist engineering and technology group that is listed on the London Stock Exchange. Dr. Puri has previously served as a board member of Britannia Industries Ltd. (India), an Indian public company and India’s largest independent food company and Tate & Lyle PLC, a global supplier of food and beverage products to food and industrial markets that is listed on the London Stock Exchange. Additionally, Dr. Puri serves as a board member of privately-held Califia Farms LP, a leading plant-based milks company since October 2021. As part of his executive career, Dr. Puri spent over 20 years at Minute Maid (part of The Coca-Cola Company) where he played an integral role in building the company’s global juice platform with products like Simply Orange™ and Minute Maid Pulpy™. Dr. Puri holds a B.S. from the University of Agricultural Sciences, Bangalore, India; an M.S. from the Central Food Technological Research Institute, Mysore, India; an M.B.A. from the Crummer Business School, Rollins College, and a Ph.D. in Food Science from the University of Maryland.

Skills & Qualifications: Dr. Puri brings to the Board extensive experience in the food and beverage industry and years of global R&D, innovation, supply chain development and consumer marketing experience.

Experience Highlights:

Leadership, Public Company Board, Finance/Accounting, Industry, International, Operations/Human Capital

Independent

Committees:

Audit

Governance

Other Public Boards:

Olam Group Limited (Singapore)

IMI plc (U.K.)

2026 Proxy Statement	Election of Directors | 17

ELECTION OF DIRECTORS

Class I Directors

Term To Expire at the 2028 Annual General Meeting

Amir Abu-Ghazaleh Director Since: 1996 Age: 79

General Manager, Abu-Ghazaleh & Sons Co. Ltd.

Biography: Since 1987, Mr. Abu-Ghazaleh has served as the General Manager of Ahmed Abu-Ghazaleh & Sons Co. Ltd., a marketer and distributor of fresh fruit and vegetables. Mr. Abu-Ghazaleh serves on the boards of directors of Clemenceau Medical Center, Arab Wings and Royal Jordanian Air Academy. He also serves as the Chairman of Abu-Ghazaleh Investments (AGI). He previously served on the board of International General Insurance Co. Ltd in Jordan. Mr. Abu-Ghazaleh and Mr. Mohammad Abu-Ghazaleh are brothers, and Mr. Abu-Ghazaleh is the uncle of Mr. Ahmad Abu-Ghazaleh.

Skills & Qualifications: Mr. Abu-Ghazaleh brings to the Board over 20 years of executive, management and operating experience in the wholesale fresh fruit-related businesses, experience in marketing, finance, corporate governance matters and international business with extensive knowledge of the Middle East markets.

Experience Highlights: Leadership, Public Company Board, Finance/Accounting, Industry, International, M&A/Integration

18 | Election of Directors	2026 Proxy Statement

ELECTION OF DIRECTORS

Mary Ann Cloyd Director Since: 2019 Age: 71

Former Senior Partner, PricewaterhouseCoopers LLP

Biography: From 1990 until her retirement in June 2015, Ms. Cloyd was a senior Partner with PricewaterhouseCoopers LLP (“PwC”), a global accounting and consulting firm. During her 25 years as a partner at PwC, Ms. Cloyd served in multiple leadership positions, including leading PwC’s Governance Insights Center from 2012 until her retirement in 2015. Ms. Cloyd is a retired Certified Public Accountant. Ms. Cloyd has served as a director of Ekso Bionics Holdings, Inc., a publicly-traded company focused on exoskeleton technology, since 2020. Previously, Ms. Cloyd served as a director of Bellerophon Therapeutics, Inc., a publicly-traded clinical-stage biotherapeutics company, from February 2016 until March 2024, and as a director of Angel Pond Holdings Corporation, a publicly-traded special purpose acquisition company, from March 2021 until December 2022. Since April 2018, she has served as a director of NCMIC Group, Inc., a private mutual insurance and financial services company. Between 2004 and 2013, Ms. Cloyd served on both PwC’s Global and U.S. Boards of Partners and Principals. Ms. Cloyd also is on the Board of Directors for the Geffen Playhouse, the Caltech Associates Board, and the Advisory Board of the UCLA Iris Cantor Women’s Health Center.

Skills & Qualifications: Ms. Cloyd brings to the Board 40 years of public accounting/advisory experience, significant experience in corporate governance matters and experience in risk management and oversight.

Experience Highlights:

Leadership, Public Company Board, Finance/Accounting, ERM/Risk Management, M&A/Integration, Operations/Human Capital

Independent

Committees:

Audit (Chair)

Governance

Other Public Boards:

Ekso Bionics Holdings, Inc.

2026 Proxy Statement	Election of Directors | 19

ELECTION OF DIRECTORS

Charles Beard, Jr. Director Since: 2020 Age: 63

Retired President and Chief Operating Officer, Guidehouse, Inc.,

Former Partner, PricewaterhouseCoopers LLP

Biography: Mr. Beard served as the Chief Operating Officer of global professional services firm Guidehouse, Inc. from 2018 through 2024. Starting January 2025, he transitioned to joining the board of Guidehouse, Inc. He was responsible for guiding the company to exclusively use public cloud services and simultaneously incorporate advanced cyber security capabilities both for the enterprise and its clients. He has more than 30 years of experience as a corporate officer, board member, and professional consultant in the application and exploitation of technology for businesses operating in high risk environments. He was previously with PwC, where his practice focused on cybersecurity-related services and corporate transactions in the technology sector. He is the former General Manager of the Cybersecurity and Intelligence Unit of SAIC, where he also served as the company’s Chief Information Officer. He is the former Senior Vice President and Chief Information Officer for Science Applications International Corporation (now Leidos), and General Manager of the Cybersecurity and Intelligence Business Unit. Previously, Mr. Beard led the global Transportation and Industrial Markets segment of KPMG consulting. Mr. Beard has served as a director of Healthstream, Inc., a publicly-traded company focused on providing workforce and provider solutions for healthcare organizations, since 2025. Mr. Beard holds a Master of Jurisprudence from Seton Hall School of Law, an MBA from the University of Montana and a Bachelor of Science from Texas A&M University. He is a graduate of the US Air Force Space & Missile program.

Skills & Qualifications: Mr. Beard brings to the Board more than 30 years of experience in cybersecurity, digital innovation, including adoption of cloud computing infrastructure and addressing the security and control challenges inherent in digital transformations, technology management and business automation.

Experience Highlights:

Leadership, Industry Expertise, Finance/Accounting, International, ERM/Risk Management, M&A/Integration, Operations/Human Capital

Independent

Committees:

Governance (Chair)

Compensation

Other Public Boards:

Healthstream, Inc.

20 | Election of Directors	2026 Proxy Statement

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our business and affairs are managed with oversight from our Board. Our Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to shareholders. Our Board has adopted Corporate Governance Guidelines that provide the framework for the governance of our Company. These guidelines are available on our website at www.freshdelmonte.com under the “Investor Relations” tab.

Highlights of our Corporate Governance Guidelines

•
A majority of directors of the Board must be independent as defined by NYSE listing standards.
•
If the Chairman of the Board is not an independent director, the Board will appoint a lead independent director.
•
The Board will have an Audit Committee, Compensation Committee and Governance Committee; together, the Committees and each of their members will be independent as defined by the NYSE listing standards and applicable SEC rules. The Board may designate one or more additional Committees or create ad hoc Committees from time to time.
•
A current director nominee who fails to receive a majority of the votes cast must submit his or her resignation to the Board. The Board will then consider all the facts and circumstances relative to the continued service of the director before accepting or declining his or her resignation.
•
The Governance Committee will oversee an annual self-evaluation of the Board and its Committees as prepared by its members to consider how each has performed relative to its goals, objectives, and charter.
•
Directors should not serve simultaneously on the boards of more than four other public companies and Audit Committee members should not simultaneously serve on more than two additional audit committees.

Board Leadership Structure

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and CEO and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for our Company. Our CEO, Mohammad Abu-Ghazaleh, is also the Chairman of our Board. The Board currently believes that our Company and our shareholders are best served by having Mr. Abu-Ghazaleh hold both positions, given that he has the primary responsibility for managing our day-to-day operations and therefore has a detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our businesses. Our Board also believes that the CEO serving as Chairman of the Board further promotes information flow between management and the Board and enhances the quality of the Board’s overall decision-making process. While we believe our current board structure is best suited to our Company and shareholders, our Board will continue to review this structure on a periodic basis.

Lead Independent Director

Our Corporate Governance Guidelines provide that if the position of the Chairman of the Board is held by the Chief Executive Officer or any other non-independent director, then the independent directors shall, upon recommendation of the Governance Committee and by majority vote of independent directors, appoint a lead independent director. Mr. Berthelot currently serves as our lead independent director. The duties of the lead independent director include:

•
presiding over executive sessions of the independent directors and Board meetings at which the Chairman is not present;
•
serving as liaison between the Chaiman and the independent directors;
•
approving Board meeting agendas and schedules and the subject matter of the information to be sent to the Board;
•
authority to call meetings of the independent directors and/or the non-management directors;

2026 Proxy Statement	Corporate Governance | 21

CORPORATE GOVERNANCE

•
ensuring he or she is available for consultation and direct communication if requested by major shareholders; and
•
performing such other duties as the Board deems appropriate.

Director Independence

Our Corporate Governance Guidelines provide that the Board must have a majority of directors who are independent as required by NYSE listing standards. Each year, the Board undertakes a review of director independence, which includes a review of each director’s or nominee’s responses to questionnaires asking about any relationships with us. This review is designed to identify and evaluate any transactions or relationships between a director or nominee or any member of his or her immediate family and us, or members of our senior management or other members of our Board, and all relevant facts and circumstances regarding any such transactions or relationships. Consistent with these considerations, our Board affirmatively determined that each of the individuals listed below are independent directors under NYSE listing standards and as such term is defined in Rule 10A-3(b)(1) under the Exchange Act.

• Charles Beard, Jr. • Michael J. Berthelot • Mary Ann Cloyd • Dr. Ajai Puri • Lori Tauber Marcus

Meetings of the Board

The Board held 12 meetings during 2025. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period in which he or she was a director and (2) the total number of meetings of all Committees on which he or she served during the period in which he or she was a director. It is the policy of the Board to encourage its members to attend our Annual General Meeting, but it is not required. All members of the Board in 2025 were present at our 2025 Annual General Meeting of Shareholders.

All of our independent directors meet in executive session (without management present) in connection with each scheduled Board meeting. Mr. Berthelot currently serves as the lead director over all executive sessions of the non-employee directors. In addition, our independent directors meet separately, without the participation of directors who do not qualify as independent directors.

22 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

Board Committees

The Board has the following three standing Committees: Audit, Compensation and Governance. The Board has adopted a written charter for each of these Committees. Committee charters are available on our website at www.freshdelmonte.com under the “Investor Relations” tab. Each Committee conducts at least an annual review of and revises its respective charter, if necessary. The following table shows the members of each of the Board’s Committees and the number of Committee meetings held during the 2025 fiscal year.

Director	Audit Committee	Compensation Committee	Governance Committee
Michael J. Berthelot (Lead Independent Director)	Member Financial Expert	Chair
Charles Beard, Jr. Independent Director		Member	Chair
Mary Ann Cloyd Independent Director	Chair Financial Expert		Member
Dr. Ajai Puri Independent Director	Member		Member
Lori Tauber Marcus(1) Independent Director	Member Financial Expert	Member
Meetings in 2025	6	5	4

(1) Ms. Tauber Marcus served on the Governance Committee until April 30, 2024.

Audit Committee

Members	Primary Responsibilities

Mary Ann Cloyd (Chair)

Michael J. Berthelot

Lori Tauber Marcus

Dr. Ajai Puri

The Board determined that each member of the Audit Committee meets the independence requirements of the NYSE listing standards and the enhanced independence standards for Audit Committee members required by the SEC.

•
Oversees the quality and integrity of our financial statements and financial reporting process
•
Oversees our systems of internal controls over financial reporting and disclosure controls and procedures
•
Oversees the performance of our internal audit services function
•
Engages the independent auditors and evaluates their qualifications, independence, and performance
•
Establishes hiring policies for employees or former employees of the independent auditor
•
Oversees the compliance by the Company with legal and regulatory requirements including the Company’s Code of Business Ethics and Conduct Policy and the Related Party Transactions Policy
•
Establishes procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters

Financial Expertise. The Board determined that each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. In addition, the Board has determined that Mary Ann Cloyd, Michael J. Berthelot, and Lori Tauber Marcus each qualifies as an “audit committee financial expert” as defined by SEC rules.

2026 Proxy Statement	Corporate Governance | 23

CORPORATE GOVERNANCE

Compensation Committee

Members	Primary Responsibilities

Michael J. Berthelot (Chair)

Charles Beard, Jr.

Lori Tauber Marcus

The Board determined that each member of the Compensation Committee meets the independence requirements of the NYSE listing standards including the enhanced independence standards for Compensation Committee members.

•
Reviews our general compensation structure and policies
•
Reviews and sets the corporate goals and objectives for the Chief Executive Officer (“CEO”) and evaluates the CEO’s performance in light of such goals and objectives
•
Evaluates, determines, and recommends CEO compensation, subject to approval by the independent directors
•
Recommends the compensation of our other executive officers and the terms of any new executive compensation programs
•
Reviews the compensation structure and policies applicable to the Board and recommends proposed changes
•
Administers our equity incentive plans, including approving awards under such plans
•
Reviews and discusses with management each year the Compensation Discussion and Analysis included in our annual proxy statement
•
Oversees our risk assessment and risk management relative to our compensation structure, benefits, and incentive plans’ administration
•
Oversees our compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters.
•
Oversees the administration of the Company’s clawback/recoupment policies
•
Serves as a liaison to our Chief Human Resources Officer to advise and provide insights and best practices regarding various human resource issues

Role of Independent Compensation Consultant. The Compensation Committee has the sole authority to retain compensation consultants or advisors to assist it in fulfilling its responsibilities, including evaluating and determining executive and director compensation, and in fulfilling its other responsibilities. In 2025, the Compensation Committee engaged Willis Towers Watson (“WTW”) as its independent compensation consultant. WTW’s work with the Committee included analyses, advice, guidance and recommendations on executive and director compensation levels versus peers, and market trends. In addition, in 2025, WTW conducted a review of our current peer group to ensure that it continues to serve as an appropriate benchmark for executive and director compensation levels and practices for 2026. WTW also reviewed our long-term incentive practices and provided updates on executive compensation trends and developments. WTW will continue to work with the Committee to provide it with analyses, advice, guidance and recommendations on executive and director compensation versus peers, market trends and incentive plan designs. WTW was engaged exclusively by the Compensation Committee on executive and director compensation matters and does not have any other consulting arrangements with the Company. Del Monte Foods Corporation II Inc., from whom we acquired certain assets in 2026, used WTW with regard to certain benefit plans. We expect to end that engagement as the work is completed and transitioned to another firm over the short term. The Committee took into consideration the consultant’s analyses, advice, guidance and recommendations in recommending changes to Board and executive compensation. The Committee considered the independence of WTW and determined that no conflicts of interest exist. For more information regarding the role of the compensation consultant, see the disclosure under “Compensation Discussion & Analysis—Compensation Setting Process—Role of Independent Compensation Consultant.”

Compensation Committee Interlocks and Insider Participation. During the 2025 fiscal year, Michael J. Berthelot, Charles Beard, Jr. and Lori Tauber Marcus served as Compensation Committee members. None of these individuals were, during 2025, an officer or employee of our Company, or was formerly an officer of our Company. There were no transactions in 2025 between the Company and any directors who served as Compensation Committee members for any part of 2025 that would require disclosure by us under SEC rules requiring disclosure of certain relationships and related party transactions. During 2025, none of our executive officers served as a director of another entity, one of whose executive officers served on the Compensation Committee, and none of our executive officers served as a member of the compensation committee of another entity, whose executive officers served as a member of our Board.

24 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

Governance Committee

Members	Primary Responsibilities
Charles Beard, Jr. (Chair) Mary Ann Cloyd Dr. Ajai Puri The Board determined that each member of the Governance Committee meets the independence requirements of the NYSE listing standards.
•
Identifies individuals qualified to become members of the Board, consistent with criteria approved by the Board
•
Develops and recommends to the Board criteria for selecting new directors
•
Recommends director nominees for approval by the Board and the shareholders, and considers and recruits candidates to fill vacancies on the Board
•
Reviews director candidates recommended by shareholders for election
•
Assesses the contributions of incumbent directors, including in light of selection criteria and the Board’s needs
•
Advises the Board with respect to Committee membership and operations
•
Oversees preparation of the CEO succession plan and reviews succession plans for directors, Committee members and Committee chairs
•
Reviews with senior management our major risk exposures, as well as our risk management practices and our guidelines, policies and processes for risk assessment and risk management
•
Oversees compliance with legal and regulatory requirements,
•
Develops and recommends to the Board corporate governance guidelines
•
Oversees the Company’s environmental, social and governance program
•
Monitors the effectiveness of the Company’s information system controls and security, including a periodic review of the Company’s cybersecurity and other technology risks

The Nomination Process

In considering each director nominee for the Annual General Meeting, the Board and the Governance Committee evaluate such person’s background, qualifications, attributes and skills to serve as a director. The Board and the Governance Committee also evaluate each of the director’s contributions to the Board and role in the operation of the Board as a whole.

Consideration of Director Nominees. The Governance Committee considers possible candidates for nominees for directors from many sources, including management and shareholders. The Governance Committee evaluates the suitability of potential candidates nominated by shareholders in the same manner as director nominees and other candidates recommended to the Governance Committee, in accordance with the following criteria:

•
their reputation for honesty and ethical conduct in their personal and professional activities and their strength of character and judgment;
•
their ability and willingness to devote sufficient time to Board duties;
•
their educational and industry background, as well as their business and professional achievements and experience, particularly in light of the Company’s business and its size, complexity and strategic challenges and whether they have demonstrated, by significant accomplishment in their fields, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company;
•
their potential contribution to the diversity and culture of the Board; and
•
their independence from management under requirements of applicable law and listing standards.

In connection with the selection of any new director nominee, the Governance Committee will assess the skills and experience of the Board, as a whole, and of each of the individual directors. The Governance Committee will then seek to identify those qualifications and experience sought in any new candidate in light of the criteria described above that will maintain a balance of knowledge, experience and skills on the Board and produce an effective Board. The Governance Committee has the authority to engage the services of executive search firms to assist the Governance Committee and the Board in identifying and evaluating potential director candidates. Following the identification of director candidates, such individuals will be interviewed by the Chairman and CEO and a majority of the Governance Committee members. The Governance Committee will consider the results of the interviews and will decide whether to recommend, and the Board will decide whether to approve, the candidate’s appointment as a director.

2026 Proxy Statement	Corporate Governance | 25

CORPORATE GOVERNANCE

While the Board does not have a formal diversity policy, as a matter of practice, the Board considers diversity in the context of the Board as a whole and takes into account, among other factors, considerations relating to ethnicity, gender, cultural diversity and the range of perspectives that the directors bring to their work.

Shareholder Nominations of Director Candidates. Our Governance Committee has adopted policies addressing the procedures by which shareholders may recommend director nominees. A shareholder desiring the Governance Committee to consider any person for nomination for election to the Board must deliver a written submission to the Governance Committee in care of the Secretary, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134. Such submission must include (i) the candidate’s name and contact information; (ii) a detailed resume of the candidate and a statement explaining the qualifications of the candidate that, in the view of the candidate and/or the shareholder, would make such person a suitable director and a description of the candidate’s reasons for seeking election as a director, which description must include any plans or proposals that such person or the shareholder may have that relate to, or would result in any of the actions described in Item 4 of Schedule 13D (or any successor provision) under the Exchange Act; (iii) a statement of whether the candidate meets applicable law and listing requirements pertaining to director independence; (iv) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and other material relationships, between or among the candidate, the shareholder (and/or any beneficial owner on whose behalf the recommendation is made) and its affiliates and associates, or others acting in concert therewith, on the one hand, and the candidate and his or her respective affiliates and associates, or others acting in concert therewith; (v) any information relating to the candidate, the shareholder and their respective affiliates or associates that would be required to be disclosed in a proxy solicitation for the election of directors of the Company pursuant to Regulation 14A under the Exchange Act or otherwise be required to be provided pursuant to our Second Amended and Restated Memorandum and Articles of Association; and (vi) the written consent of the candidate to serve as a director, if elected.

The submission should include an undertaking to submit to the Secretary of the Company a statement amending any of the foregoing information promptly after any material change occurs in such information as previously submitted. The Governance Committee may require additional information from the nominee to perform its evaluation of the eligibility of the nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. In addition to the foregoing, any nomination by a shareholder of any person for election to the Board must comply with the advance notice requirements of our Second Amended and Restated Memorandum and Articles of Association. For more information regarding the advance notice requirements, see “Shareholder Proposals and Director Nominations for 2027 Annual General Meeting” in this proxy statement.

Clawback Policies

We maintain two compensation recoupment, or “clawback,” policies. As required by the Dodd-Frank Wall Street Reform and Consumer Protection (Dodd-Frank) Act (Dodd-Frank Act) and related rules and regulations of the SEC and NYSE, the Company adopted an Executive Officer Clawback Policy, effective October 2, 2023, that applies to all of our current and former executive officers in the event of a financial restatement, as further described below. In addition, we continue to maintain a clawback policy that is applicable to all employees and in circumstances beyond those set forth in the Executive Clawback Policy.

Executive Officer Clawback Policy

We have adopted the Executive Officer Clawback Policy that complies with the new SEC and NYSE rules. The Executive Officer Clawback Policy provides that the Company must seek recovery, in the event of a required accounting restatement, of erroneously awarded incentive-based compensation received by current and former executive officers. The policy is administered by the Compensation Committee.

The policy is triggered if we are required to prepare an accounting restatement of our financial statements due to any material noncompliance with a financial reporting requirement under the securities laws. Once the policy is triggered, the Compensation Committee will require recoupment of any erroneously-awarded compensation received by a current or former executive officer during the three completed fiscal years immediately preceding the date we are required to prepare an accounting restatement. The policy is a “no-fault” policy and recoupment is required regardless of whether a current or former executive officer contributed to the restatement.

26 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

For purposes of the policy, erroneously-awarded compensation is the amount of incentive-based compensation paid to a current or former executive officer that exceeds the incentive-based compensation the executive officer would have been paid had it been based on the restated financial statements. Incentive-based compensation includes any compensation granted, earned or vested based wholly or in part on the attainment of a financial reporting measure (meaning a measure determined and presented in accordance with the accounting principles used in preparing our financial statements and any measure that is derived in whole or in part from such measure).

The Compensation Committee will determine the timing and method of recoupment of erroneously-awarded compensation in its sole discretion pursuant to the policy. Recoupment is required unless recovery would be impracticable, as set forth in the policy.

Employee Compensation Recoupment Policy

We have adopted the Employee Compensation Recoupment Policy (the “Recoupment Policy”), which covers all our current and former employees (the “Covered Employees”). The Recoupment Policy allows the Company to cancel and/or recover severance and other separation benefits and short-term and long-term incentive awards granted, payable or paid to Covered Employees in the event of:

•
any inaccurate financial statement – inaccurate financial statement means an inaccurate financial statement of the Company or any inaccurate calculation or determination of performance criteria with respect to the Company or a subsidiary (whether or not contained in a financial statement), regardless of whether such inaccuracy is the result of covered conduct or the subject of an accounting restatement, or
•
any covered conduct by any Covered Employees – covered conduct means gross negligence, intentional misconduct, fraud or embezzlement (referred to as serious misconduct), failure to comply with our Code of Ethics Policy or any other employee policy, self-dealing or other breach of the duty of loyalty, failure to comply with non-compete, non-solicit or confidentiality provisions or any other restrictive covenants contained in any employment agreements or behavior that is detrimental to the business or reputation of our Company.

If the Compensation Committee determines that a Covered Employee was paid or awarded during a three-year lookback period more than he or she would have been paid or awarded absent the inaccurate financial statement (other than as a result of serious misconduct), then the Compensation Committee may, to the extent permitted by applicable law, seek to recover such excess compensation from short-term or long-term incentive awards. If the Compensation Committee determines that during a three-year lookback period any serious misconduct occurred (including if such serious misconduct resulted in an inaccurate financial statement), the Compensation Committee may cancel and/or recover any short-term or long-term incentive awards and any severance or other separation benefits granted, payable or paid to a Covered Employee, with no limit to the amount that it may cancel or recover.

Insider Trading Policy and Restrictions on Pledging and Hedging

Our Board has adopted an Insider Trading Policy that is reasonably designed to promote compliance with insider trading laws, rules and regulations and the New York Stock Exchange rules and it is the Company's policy to comply with any applicable insider trading laws, rules and regulations and the New York Stock Exchange rules with respect to any transactions in its securities. Our Insider Trading Policy prohibits all directors, officers and employees from engaging in transactions in our common stock while in possession of material non-public information and restricts directors, officers and other “designated insiders” from engaging in most transactions involving our Ordinary Shares during periods that we have determined, that those individuals are most likely to be aware of material, non-public information. Although we do not have a formal policy with respect to the timing of equity awards, awards of options and stock appreciation rights are not granted in proximity to the release of material non-public information. Our Insider Trading Policy also prohibits all our directors and employees, including our executive officers, or any of their designees, family members or entities that they influence or control, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities that were granted to the director or employee as part of their compensation or that are held, directly or indirectly, by any such persons. Furthermore, our Insider Trading Policy requires that insiders structure any pledge or shares held in a margin account to ensure that the executive and any documentation regarding the arrangements are in compliance with applicable securities laws and prohibits officers from pledging any stock that is subject to our Share Ownership Guidelines. A copy of our Insider Trading Policy, including any

2026 Proxy Statement	Corporate Governance | 27

CORPORATE GOVERNANCE

amendments thereto, was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 26, 2025, filed with the SEC on February 19, 2026.

Code of Ethics/Conduct

Code of Conduct and Business Ethics Policy

We have adopted a Code of Conduct and Business Ethics Policy, or the Code of Conduct, which applies to all of our directors, officers, employees, agents and representatives. The Code of Conduct is designed to ensure that our business is conducted in a consistently legal and ethical manner, including the handling of related party transactions. Our Code of Conduct contains our Related Party Transactions Policy, which is described under “Related Party Transactions” below. Additionally, our Code of Conduct includes policies on political contributions, labor and human rights and workplace practices.

Code of Ethics

To supplement the Code of Conduct, we have adopted a Code of Ethics that applies to those persons with important roles in the financial reporting process, including: (i) the Chief Executive Officer, the Senior Vice President and Chief Financial Officer, the Vice President, Global Internal Audit, the Chief Accounting Officer or Controller or persons performing similar functions; (ii) the President and Chief Operating Officer, any other senior vice president or vice president and any other senior executives designated by the Board; and (iii) the members of our Board.

To promote a corporate culture of transparency, integrity and honesty, the Code of Ethics requires that our senior financial officers, executive officers and Board members, among other things:

•
promote an honest and ethical culture;
•
comply with our policies and all applicable governmental laws, rules and regulations;
•
consult and report any known or believed violations of the Code of Conduct to the appropriate persons;
•
provide full, fair, accurate, timely and understandable disclosure in all of our reports and communications; and
•
periodically reaffirm his or her commitment to the Code of Conduct.

We intend to disclose any amendments to, or waivers of, the Code of Ethics relating to our directors or executive officers on our website within four business days following the date of the amendment or waiver. Only the Board may grant a waiver from any provision of our Code of Ethics in favor of a director or executive officer.

Global Vendor Code of Business Ethics and Conduct

We have adopted a Global Vendor Code of Business Ethics and Conduct, or the Vendor Code, which requires the compliance of each of our vendors, suppliers, customers, consultants, agents, representatives, brokers, distributors, research partners, software providers, licensors, intermediaries and other third parties who provide us with goods and services, along with their parent entities, subsidiaries, subcontractors and supply chains. Among other matters, the Vendor Code addresses compliance with laws and regulations, product safety and quality, labor and human rights, trade sanctions, anti-corruption and bribery and other business practices. Violation of the Vendor Code may result in the termination of the contract between the Company and the third party.

Each of the Code of Conduct, the Code of Ethics and the Vendor Code is available on our website at www.freshdelmonte.com under the “Investor Relations” tab.

Board’s Role in Risk Oversight

The Board as a whole has responsibility for risk oversight, which it fulfills directly and through its Committees, depending on the nature of the risks. Oversight is supported by management reports and reports by our independent auditors and advisors, all of which are intended to help the Board or its relevant Committees identify and manage key risks and exposures. The Board and its Committees also have regular executive sessions with the head of internal audit, as well as with the independent accountants and, where appropriate, other advisors, without any other management present. The

28 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

Governance Committee reviews with senior management our major risk exposures, as well as our risk management practices and our guidelines, policies and processes for risk assessment and risk management. The Board satisfies its oversight responsibility through full reports by each Committee chair regarding the Committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. The allocation of risk oversight among the Board and its Committees is summarized below.

BOARD OF DIRECTORS

•
Strategic, financial and execution risks and exposures associated with our operations, including matters affecting capital allocation
•
Major litigation exposures
•
Significant regulatory changes that present risks or may otherwise affect our business operations
•
Senior management succession planning
•
Major acquisitions and divestitures
•
Other matters that present material reputational risk or risk to our operations, plans and prospects, taken as a whole

Audit Committee	Compensation Committee	Governance Committee
• Financial risks • Financial reporting • Public disclosures • Internal control over financial reporting • Financial policies • Credit and liquidity matters • Major acquisitions and divestitures	• Compensation structure, policies and practice • Compensation benefits and incentive plans, including equity plans • Senior management succession planning • Clawback policies
•
Enterprise Risk Management Program
•
Corporate governance
•
Sustainability
•
Corporate social responsibility
•
Environment
•
Director succession
•
Ethics & Compliance
•
IT, Cybersecurity and Privacy
•
Health and safety
•
Food safety

Cybersecurity Risk Oversight

Our Board of Directors believes that a strong cybersecurity strategy is critical to protecting the Company’s business operations, maintaining an effective control environment, and meeting its data protection obligations. The Board has delegated primary oversight of cybersecurity risk to the Governance Committee, which is responsible for monitoring the effectiveness of the Company’s cybersecurity program and coordinating its findings with the Audit Committee.

The Company’s Vice President of Information Technology, together with the General Counsel, who oversees data protection and other members of the cybersecurity incident response team, regularly report to the Governance Committee or the full Board on cybersecurity threats, incidents, preparedness plans, and response activities. These updates are provided four times a year on a quarterly basis and more frequently as circumstances warrant.

The Company conducts quarterly mandatory cybersecurity awareness training throughout the year to educate and empower employees to recognize and respond to cybersecurity threats. In addition, certain members of the Board have participated in cybersecurity training programs. The Company maintains a formal cyber incident response plan designed to ensure timely, consistent, and compliant responses to potential cybersecurity incidents, as well as cybersecurity insurance to help mitigate potential financial impacts.

To support the ongoing effectiveness of its cybersecurity program, the Company routinely tests its incident response plan and conducts compliance audits, vulnerability assessments, and periodic tabletop exercises. Where appropriate, the Company engages third‑party specialists to assist with these assessments and to support remediation and mitigation efforts.

Compensation Risks

In 2025, as part of our risk management process, the Compensation Committee conducted an annual comprehensive review and evaluation of our compensation programs and policies. The assessment covered each material component of

2026 Proxy Statement	Corporate Governance | 29

CORPORATE GOVERNANCE

executive and non-executive employee compensation. Based on a review and analysis of our incentive plans, policies and programs, the Compensation Committee believes that these programs are not reasonably likely to give rise to risks that would have a material adverse effect on our business. In evaluating our compensation components, we took into consideration the following risk-limiting characteristics:

•
Bonus payout under our annual incentive plan and long-term incentive plan is capped;
•
A significant percentage of our overall pay mix is long-term or equity-based, which, when combined with our Share Ownership Guidelines, aligns our executive officers’ interests with shareholders’ interests and minimizes the taking of inappropriate or excessive risk that would impair the creation of long-term shareholder value;
•
We use multiple objectives which serves to limit the potential benefit of any single episode of excessive risk taking;
•
We have effective management processes for establishing key financial and operating targets, and monitoring financial and operating metrics and all computations and recommendations are subject to multiple levels of review including local, regional, corporate, and board level reviews;
•
We have effective monitoring by external and internal audit; and
•
All our compensation programs include “clawback” provisions if an award is granted based upon incorrect data.

Related Party Transactions

In 2025, we incurred approximately $390,535 of air charter expenses with the aircraft management company Arab Wings. Mohammad Abu-Ghazaleh, our Chairman and Chief Executive Officer, and two of our directors, Ahmad Abu-Ghazaleh and Amir Abu-Ghazaleh are affiliated with Arab Wings. Specifically, Mohammad Abu-Ghazaleh serves as Chairman, Ahmad Abu-Ghazaleh is Vice Chairman and CEO, and Amir Abu-Ghazaleh is one of the directors of Arab Wings. In addition, we also incurred approximately $180,227 in expenses relating to the purchase of fresh produce from Fresh Gate International, who was approved as a vendor by the Audit Committee prior to any purchases. The managing partner and co-founder of Fresh Gate International is the brother-in-law of Mohammed Abbas, our President and Chief Operating Officer.

Related Party Transactions Policy

Our Code of Conduct includes our policy for the review and approval of related party transactions. The policy operates in conjunction with other aspects of our Company’s compliance program and requires directors and employees to report any circumstances that may create or appear to create a conflict between the interests of the related party and those of our Company, regardless of the amount involved. Our directors and executive officers must also periodically confirm information about related party transactions, and management reviews its books and records and makes other inquiries as appropriate to confirm the existence, scope and terms of related party transactions.

Under the policy, a “related party” is (i) a director, or executive officer of the Company, his or her immediate family members, any individual (other than tenants and employees) who shares that person’s home, or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest; or (ii) any person who is the beneficial owner of more than 5% of our voting securities or a member of such person’s immediate family. A related party transaction is a transaction involving the Company and a related party, excluding certain employment arrangements.

Pursuant to the policy and NYSE listing standards, the Audit Committee must evaluate each related party transaction and recommend to the disinterested members of the Board whether the transactions are fair, reasonable and within Company policy, and should be approved. Related party transactions entered into, but not approved, are subject to termination if directed by the Audit Committee or the Board, as applicable. The Audit Committee considers each related party

30 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

transaction in light of all relevant factors and the controls implemented to protect the interests of our Company and our shareholders, including:

•
The benefits of the transaction to the Company;
•
The impact on a director’s independence if the related party is a director, an immediate family member of a director or the director’s primary business;
•
The availability of other sources for comparable products or services;
•
The terms of the transaction; and
•
The terms available to unrelated third parties or to employees generally.

Director Compensation

The Board maintains a compensation arrangement for the non-employee directors of the Board. The Board compensation arrangement is comprised of the following types and levels of compensation.

Annual Equity Grant. Board members are granted shares on May 4th on an annual basis. If the 4th falls on a weekend or holiday, the next open trading day is used for the annual grant date. On May 4, 2025, each non-employee director received an equity award with a grant day fair value of $150,000 or 4,489 restricted share units, which vest on May 4, 2026. Upon vesting of the awards, directors are required to hold the shares until the share ownership guidelines are met under our share ownership and retention policy. See “Share Ownership Guidelines” below.

Retainer and Fees Paid in Cash. The annual retainer for non-employee directors is $90,000. In addition, directors serving as Chairs or members of the Audit Committee, the Compensation Committee and the Governance Committee are entitled to additional annual retainers. Prior to October 2025, the retainers Chairs of the Audit Committee, the Compensation Committee and the Governance Committee were $25,000, $20,000 and $15,000, respectively, while retainers for members of the of the Audit Committee, the Compensation Committee and the Governance Committee were $15,000, $7,500 and $5,000, respectively. In October 2025, the Board approved increasing the annual retainers for the Chairs and members of each of the standing committees as follows: (i) for the Audit Committee, the retainer for the Chair retainer increased $12,500 to $37,500 and the retainer for each member increased by $7,500 to $22,500; (ii) for the Compensation Committee, the retainer for the Chair increased by $10,000 to $30,000 and the retainer for each member increased by $3,750 to $11,250; and (iii) for the Governance Committee, the retainer for the Chair increased by $10,000 to $25,000 and the retainer for each member increased $5,000 to $10,000. The lead independent director is entitled to an additional retainer of $35,000. Non-employee directors are also reimbursed for incidental expenses associated with each Board or Committee meeting. Directors who are employees do not receive any additional compensation for their services as a director.

The following table sets forth information regarding the compensation of our non-employee directors for fiscal 2025. Mohammad Abu-Ghazaleh, our Chairman and CEO, is omitted from the table as he does not receive any additional compensation for his services as a director. For more information on Mohammad Abu-Ghazaleh’s compensation, see “Executive Compensation” beginning on page 62.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Ahmad Abu-Ghazaleh	90,000	149,977	239,977
Amir Abu-Ghazaleh	90,000	149,977	239,977
Charles Beard, Jr.	112,500	149,977	262,477
Michael J. Berthelot	160,000	149,977	309,977
Mary Ann Cloyd	120,000	149,977	269,977
Ajai Puri	110,000	149,977	259,977
Lori Tauber Marcus	112,500	149,977	262,477

(1)
Amounts reflect the aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees and committee and chair fees for the 2025 fiscal year.

2026 Proxy Statement	Corporate Governance | 31

CORPORATE GOVERNANCE

(2)
Amounts reflect the full grant date fair value of a grant of restricted stock units, determined in accordance with FASB ASC 718-10 Compensation—Stock Based Compensation. For additional information on the valuation assumptions regarding the fiscal 2025 grants, refer to Note 15 to our consolidated financial statements for the year ended December 26, 2025 included in our Annual Report on Form 10-K for the 2025 fiscal year filed with the SEC on February 19, 2026.
(3)
The following table sets forth the aggregate number of restricted stock units outstanding as of December 26, 2025 for each of our non-employee directors who received a restricted stock unit award in 2025.

32 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

Name	RSUs(a)
Ahmad Abu-Ghazaleh	4,605
Amir Abu-Ghazaleh	4,605
Charles Beard, Jr.	4,605
Michael J. Berthelot	4,605
Mary Ann Cloyd	4,605
Ajai Puri	4,605
Lori Tauber Marcus	4,605

(a)
Includes 116.2613 dividend equivalent units that are subject to the same restrictions and vesting criteria based on the underlying RSUs to which they relate.

Share Ownership Guidelines. We have share ownership guidelines that apply to non-employee directors and executive officers. Non-employee directors are expected, within five years of the director’s appointment, to own Ordinary Shares having a value equal to four times the annual cash retainer for non-employee directors. Directors are required to retain at least 50% of their Ordinary Shares issued to them upon vesting of an RSU award until they have satisfied their ownership guideline. Based on the current annual board retainer, the individual ownership guideline for each non-employee director is Ordinary Shares having a value of $360,000. Each of our non-employee directors is in compliance with the guidelines and recently appointed non-employee directors are proceeding reasonably towards timely meeting the guidelines. We believe that this ownership policy further aligns director and shareholder interests and thereby promotes the objective of increasing shareholder value.

Sustainability and Social Responsibility at Fresh Del Monte Produce

As one of the world’s leading produce companies, we recognize that it is our responsibility to provide safe and wholesome food to our consumers, while also protecting and ensuring the well-being of our planet. This is why we embed sustainability into how we do business, including how we grow, transport, package and deliver our products and in how we interact with our communities.

We take a holistic approach to conservation that considers the entire ecosystem, which is vital for the current and future success of our business. Our business transformation strategy is enhanced by successfully managing our sustainability pillars— our sustainability strategy is deeply rooted in our culture at Fresh Del Monte Produce and we are all committed to working towards A Brighter World Tomorrow™ for generations to come. As a result, we’ve enacted programs that support many of the United Nation’s Sustainable Development Goals (SDGs) for many years.

In October 2025, we released our Impact Metrics, which reflect our most relevant data from 2024 related to Climate, Renewable Energy, Trees Planted/Donated, Water, Waste, Biodiversity, and Social Data.

2026 Proxy Statement	Corporate Governance | 33

CORPORATE GOVERNANCE

We work toward fulfilling our sustainability strategy by following these pillars:

Sustainability pillars

Protecting our planet Protect and promote the health of our planet, its wildlife and its natural resources.	Living our values Drive integrity, fairness, equity and well-being across our operations and our supply chain to deliver on our mission.	Providing healthy choices Encourage healthy lifestyles by providing fresh and wholesome food to our consumers.	Growing with our communities Ensure the well-being of our communities and foster growth within each of them.

Oversight of Sustainability and Climate Change Risk

The Board recognizes the importance of keeping sustainability at the forefront of our business development. To that end, the Governance Committee is responsible for overseeing ESG-related issues, which includes reviewing with the Company’s senior management major risk exposures (whether financial, operating, regulatory or otherwise) and the steps that management has taken to monitor and control such exposures, as well as the practices, guidelines, policies and processes for risk assessment and risk management. Additionally, as part of the Board’s risk oversight of climate change, the Audit Committee is responsible for annually reviewing and discussing with management the Company’s material climate-related risks.

With support from the Sustainability Steering Committee—a cross-departmental group of company leaders—the Chief Sustainability Officer (the “CSO”) reports key issues quarterly to the Governance Committee. The CSO and the Sustainability Steering Committee work with sustainability leaders across regional operations to develop programs that address issues from climate change to community development to human rights. Each international facility has a team member responsible for managing sustainability-related programs and activities, and our larger agricultural operations have a formal position dedicated to sustainability management. This structure enables us to address ESG issues across our Company.

Along with the work of these committees, we have policies and formal systems to ensure a consistent approach across our global operations, including (1) our Global Environmental Policy, which guides our performance in greenhouse gas (“GHG”) emissions reduction, water management, waste generation and ecosystem protection and (2) our Land and Water Suitability Policy, which guides land and water risk management and environmental considerations of existing or new agricultural developments.

Climate Change and Promoting the Health of our Planet

As a company, we are working to balance agricultural productivity, biodiversity and environmental action, which includes taking on the challenge of climate change in agriculture head on, and leading our industry towards transparency, accountability and transformative action on reducing greenhouse gas emissions. This aspect of our sustainability strategy centers on protecting and promoting the health of our planet, its wildlife and its natural resources – this ongoing commitment to care for the environment is at the heart of our business strategy and focuses on several key areas:

•
Climate Action;
•
Water Stewardship;
•
Renewable Energy;
•
Circular Economy and Waste;
•
Biodiversity; and
•
Regenerative Agriculture.

34 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

Climate Action

Our climate strategy is a core component of our broader sustainability initiatives and aligns with international guidelines like the Task Force on Climate-Related Financial Disclosures (TCFD).

The strategic perspective: Addressing the escalating impacts of climate change and biodiversity loss requires a comprehensive approach to analyzing and understanding these interconnected and complex challenges. In 2024, we did a thorough risk assessment considering multiple Intergovernmental Panel on Climate Change (IPCC) scenarios.

We understand agriculture’s contribution to GHG emissions and the worsening impacts of global climate change and have ongoing climate action initiatives to combat these impacts, specifically focusing on GHG emissions, renewable energy, forest conservation, transportation emissions reductions, sustainable farming and regenerative agriculture. We continue to seek out opportunities to reduce our emissions and join multi-stakeholder efforts to mitigate the effects of climate change.

We have made meaningful progress to reduce our GHG emissions. In 2024, the most recent date available, we reduced our combined Scope 1 and 2 emissions by 25% compared with 2019 levels.

Water Stewardship

We recognize our responsibility for managing our water use with care as the success of our farms, communities and team members depend on safe and clear water availability. To minimize the impact we have on water resources, we leverage innovative technologies to drive water efficiency and aim to prevent negative impacts on community water resources.

At Fresh Del Monte, 97% of our water consumption is from agricultural operations, making it an essential resource for cultivating healthy crops and produce.

In 2024, improvements were made to the irrigation system at our pineapple plantations in the Pacific region of Costa Rica. Furthermore, significant strides were achieved in the soil analysis of our melon plantations in Costa Rica to optimize the calculation of water requirements for irrigation. Additionally, we continue to enhance our water recycling systems at our banana packing plants in the Philippines.

Renewable Energy

Over the past years, we have harnessed various forms of renewable energy. In 2024, we achieved 38% renewable energy, which demonstrates that our continuous efforts are a testament to our commitment towards building a resilient business as well as a sustainable future for our communities. As we move forward, we will continue to explore the opportunities of investment in renewable energy sources.

Circular Economy and Waste

We recognize the impact of waste and we seek to track and reduce waste generation in all global operating facilities. As a vertically integrated company, we are uniquely situated to address our waste stream from production to end-use and have identified two focus areas for our efforts: (1) food waste; and (2) packaging waste.

The base value for recycled content boxes was 20.3% recycled content, in 2024 we achieved 32.4%, and the goal is 40.6% recycled content.

In 2024, we diverted 93% of our food and organic waste away from landfills by composting, donating and selling of this waste to third parties for conversion to feed and energy. Compared to 2020, in 2024 we have achieved a 48% reduction in volume of waste to landfill. As part of our circular economy strategy, in 2024 we’ve launched a biofertilizer plant in Kenya to optimize the use of fruit residues. This facility transforms byproducts from our pineapple processing into biofertilizers that enhance soil quality and increase plant yield. Initially, these biofertilizers will support our Kenyan operations, with plans to extend their availability to other East African growers and potentially expand globally as a sustainable alternative to traditional fertilizers.

2026 Proxy Statement	Corporate Governance | 35

CORPORATE GOVERNANCE

Additionally, we’ve improved our canning and juicing operations in Kenya by repurposing pineapple skins and crowns as feed for dairy farmers and ensuring that every part of the fruit is utilized. For example, the juice is converted into syrup for canning. And our team in Costa Rica is looking at new ways of improving their juice recovery from skins, while donating the pulp residue to neighboring cattle ranchers. One of our key industry engagements is the 10x20x30 initiative, which unites the world’s largest food retailers, providers, and their priority suppliers to reduce food loss and waste. The tools provided by this initiative help us track our food waste, identify areas for improvement, and reduce the amount of waste sent to landfills.

Biodiversity

Our mission to provide fresh and nutritious food to a growing population goes hand in hand with our responsibility to tackle the interconnected challenges of climate change and biodiversity loss.

Farms and produce depend on soil, water, and land, all of which are affected by erosion, wildfires, pests, and diseases. Climate change exacerbates biodiversity issues, creating negative feedback loops that disrupt ecosystem functions and reduce crop yields.

Some of JUNTOS’s key achievements in these three years of partnership (2021-2024) with GIZ are:

•
JUNTOS initiatives have allowed the restoration of 694.7 hectares through reforestation programs.
•
Planted more than 250,000 trees with the assistance of the JUNTOS program, restoring more than 900 hectares and supporting ecosystems with over 400 bird and 51 mammal species.
•
Reached more than 1,500 students and benefited more than 700 members from neighboring communities through education initiatives.

Our comprehensive approach has led to many proactive initiatives:

1.
To mitigate biodiversity loss, we systematically establish "biological corridors" between fields to promote species reproduction without disrupting agricultural activities.
2.
To preserve habitats, we are undertaking reforestation efforts on the land under our stewardship, particularly in areas adjacent to our farms.
3.
To protect pollinators, we have limited the use of neonicotinoid on pineapples and limited chlorpyrifos insecticides across our global owned pineapple operations.

We track our performance against biodiversity targets which were set to address our priority nature-related risks and opportunities. Our commitments include halting the conversion of natural ecosystems, avoiding negative impacts on threatened and protected species and habitats, and ensuring zero sourcing of forest-risk commodities from unknown or controversial sources. Additionally, from 2016 to 2024 we planted 2,843,327 trees globally, which represents 114% of our goal completed, this is also in alignment with the World Economic Forum’s 1 trillion Trees Initiative (Formerly known as 1t.org, recently named Forest Future Alliance).

Regenerative Agriculture

Without healthy soils, we cannot provide the same amount and quality of any of our produce. Through enhanced carbon sequestration capabilities of healthy soils, regenerative agriculture also plays a pivotal role in addressing the challenges posed by climate change. This aspect is becoming increasingly significant considering new climate-related regulatory requirements from the European Union and the Securities and Exchange Commission Our approach to regenerative agriculture involves integrating and managing live ground covers, soil health, carbon sequestration, biodiversity, and water availability to maintain a healthy ecosystem in our production areas. This strategy is underpinned by science.

We consistently conduct comprehensive soil analyses to monitor nutrient levels, preventing chemical imbalances and accurately determining nutrient requirements. This strategic approach, coupled with our commitment to regenerative

36 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

agricultural practices such as soil regeneration, has enabled us to sustain banana and pineapple cultivation in the same soil for over 30 years without compromising yield.

In 2024, We exceeded our target for the area planted with cover crops in the banana division in Costa Rica; we limited the use of neonicotinoids on pineapples and limited chlorpyrifos insecticides across our global owned pineapple operations. In addition, we continue to advance our fertilizer reduction program on pineapple farms in Costa Rica, with a particular focus on reducing nitrogen through the adoption of more efficient nutrient sources.

Simultaneously, we invest in technologies to streamline data collection, measurement, and analysis. These tools empower farm managers to make informed, data-driven decisions that optimize resource utilization and further enhance our regenerative efforts.

2026 Proxy Statement	Corporate Governance | 37

CORPORATE GOVERNANCE

Key Sustainability Commitments and Progress

Relevant SDG(s)	2024 Update[1]	Percent Completed
ENVIRONMENTAL GOALS			
Climate Action: By 2030, reduce our Greenhouse Gas emissions in alignment with the Science Based Targets initiative: (a) Reduce our Scope 1 + 2 emissions by 30% compared to 2019 levels (b) Reduce our Scope 3 Emissions by 12.3% compared to 2020 levels	9,13, and 15	Scope 1 and Scope 2: 25% reduction Scope 3: 25% reduction	83% Achieved - 203%
By 2025, reduce our absolute Scope 1 CO_2e emissions from vessel shipping by 10% compared to 2019 levels		22% decrease	Achieved – 220%
By 2025, plant and/or donate 2,500,000 trees from a 2016 baseline		2,843,327 cumulative trees planted	Achieved 114%
Food Waste: By 2030, reduce our food loss and organic waste sent to landfill by 50% compared with our 2020 baseline	12	48% reduction	96%[2]
Responsible and Regenerative Farming: By 2030, implement regenerative and soil health management practices in 100% of owned and associated growers' farms	15	58% own farms 36% associate grower farms	52% of farms[3]
By 2025, monitor 100% of protected areas annually by conducting an inventory of species in each of our reserves		8,614 hectares	72%
Water Stewardship: By 2030, achieve at least a 10% improvement in Water Use Efficiency (kg of product/ hectare grown / mm of water) in our owned farming operations compared with a 2020 baseline	6, 14, and 15	6 out of 13 operations	46%[4]
By 2030, achieve at least 80% of associate growers implementing water use efficiency practices in their operations		Four growers out of 50	8%
Sustainable Packaging: By 2025, reduce virgin plastic usage by 25% on consumer packaging we purchase	8 and 12	Goal Achieved for two of our core products (Bananas and Pineapples)	Achieved - 100%
By 2026, double the amount of recycled content in our most highly consumed secondary packaging compared with 2020		Used 58,861 MT of recycled content	59.8%
By 2027, double the amount of Returnable Plastic Crates (RPCs) used by the company compared to 2020		11,700,963 RPCs used	-4.7%
By 2023, in addition to sourcing responsibly sourced paper, we will ensure that at least 65% of the boxes we source worldwide are certified for responsible sourcing (FSC, PEFC, or SFI)		Achieved with 2023 data - 100%	
SOCIAL GOALS			
Community Investment: By 2025, support 300 local sustainability programs that create measurable and lasting change	3-4-6-11-15	70 additional programs	Achieved - 169%
By 2025, provide educational opportunities to 20,000 students and adult learners	3-4-6-11-15	39,947 new students reached	Achieved - 200%
Responsible Sourcing: By 2030, achieve 90% of global product volume certified as sustainably grown by a third party*	12, and 15	104,756,194 boxes	75%[5]

*Despite our diligent efforts, we had to adjust this goal to accommodate the complexities ahead, but we remain fully committed to steady progress.

(1) Against baseline year(s).

(2) Goal calculations reset annually.

(3) This calculation weights each farm based on number of hectares to capture our progress more accurately.

(4) Goal calculations reset annually.

(5) Goal calculations reset annually.

38 | Corporate Governance	2026 Proxy Statement

CORPORATE GOVERNANCE

Our 2024 Sustainability Report outlines our progress in achieving these goals. Key takeaways:

•
Achieving a 25% reduction in Scope 1+2 emissions, surpassing the SBTi approved 2030 target by seven years.
•
We work with third-party experts to develop sustainable farming practices and guidelines for our farms and operations, and in 2024, 75% of our global product volume was certified as sustainably grown by one of these third parties.
•
Undergoing through physical and transition climate risk assessments and scenario analysis to strengthen our climate strategy
•
Introduced DM Zero, our carbon-neutral pineapple certified by SCS Global Services .
•
Focused on transportation and farming operations to manage our carbon footprint.
•
Achieved a 48% reduction in the volume of waste sent to landfill compared to 2020.
•
Diverted 93% of our food and organic waste away from landfills in 2024.
•
Began transitioning pineapple tag fasteners from virgin plastic to 100% recycled plastic, with tags made from FSC-certified sustainable fiber.
•
Efforts to establish biological corridors are continuing to promote uninterrupted species movement and reproduction.
•
We limited the use of neonicotinoids on pineapples and limited chlorpyrifos insecticides across our global owned pineapple operations.
•
Aim to plant and donate 2.5 million trees by 2025, with approximately 2.8 million achieved by 2024.
•
JUNTOS initiatives have allowed the restoration of 694.7 hectares through reforestation programs. Planted more than 250,000 trees with the assistance of the JUNTOS program, restoring more than 900 hectares and supporting ecosystems with over 400 bird and 51 mammal species. Reached more than 1,500 students and benefited more than 700 members from neighboring communities through education initiatives.
•
We surpassed our goal for the area planted with cover crops in the banana division in Costa Rica.
•
We continue our fertilizer reduction program on our pineapple farms in Costa Rica, focusing specifically on nitrogen using more efficient sources.
•
We recommend that our suppliers adhere to GLOBAG.A.P. Risk Assessment on Social Practice (GRASP).
•
Human Rights Council drives increased oversight of social practice across global operations, hiring Human Rights managers at the largest sourcing regions.
•
We are part of Sedex Member Ethical Trade Initiative (SMETA).
•
As part of our commitment to responsible business practices, we conducted a Human Rights Due Diligence (HRDD) Gap Assessment to strengthen our approach across all regions where we operate.

We have received various recognitions worldwide for our sustainability efforts, including:

•
Newsweek's 2024 Most Trustworthy Companies in the Food and Beverage category.
•
2024 SEAL Business Sustainability Award for JUNTOS project.
•
Named Humankind 100 Company.

2026 Proxy Statement	Corporate Governance | 39

RATIFICATION OF AUDITORS

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL SUMMARY

What Are You Voting On?

We are asking our shareholders to ratify the appointment of Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the 2026 fiscal year. The Audit Committee and the Board is submitting the selected firm to our shareholders as a matter of good corporate governance.

Voting Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of EY as the Company’s independent registered public accounting firm for the 2026 fiscal year.

The Audit Committee has selected EY to serve as the Company’s independent registered public accounting firm for the 2026 fiscal year. The Audit Committee values shareholder views on the Company’s independent registered public accounting firm and believes it is appropriate to seek shareholder ratification of this selection.

The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm, unless you specify otherwise.

The Board recommends that you vote “FOR” the ratification of the appointment of Ernst & Young

40 | Ratification of Independent Registered Public Accounting Firm	2026 Proxy Statement

RATIFICATION OF AUDITORS

Selection of our Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. To execute this responsibility, the Audit Committee engages in a comprehensive evaluation of the independent registered public accounting firm’s qualifications, performance and independence.

The Audit Committee has selected EY to continue to serve as our independent registered public accounting firm for the 2026 fiscal year. EY has served as our independent registered public accounting firm since 1997. In accordance with SEC rules and EY policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.

The Audit Committee believes that the continued retention of EY as our independent registered public accounting firm is in the best interest of our Company and our shareholders, and we are asking our shareholders to ratify the selection of EY as our independent registered public accounting firm for the 2026 fiscal year.

Benefits of EY’s tenure as our independent registered public accounting firm include:

Increased Audit Quality

After years of experience as the Company’s independent auditor, EY has gained institutional knowledge of and deep expertise in our global operations and businesses, accounting policies and practices, and internal control over financial reporting that increases the quality of their audit.

Competitive Fees EY’s fees are competitive with their peers because of their familiarity with the Company and its businesses.

Avoid Transition to New Auditor

Engaging a new independent auditor would likely result in additional costs and require a significant time commitment from management, which could distract management from its focus on other areas, such as financial reporting and internal controls.

We are submitting the selection of EY to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. If our shareholders do not ratify the appointment, then the appointment may be reconsidered by the Audit Committee. Ratification of the appointment of EY to serve as our independent registered public accounting firm for the 2026 fiscal year will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of EY for the 2026 fiscal year.

We expect representatives of EY to be present at the meeting. The representatives will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

2026 Proxy Statement	Ratification of Independent Registered Public Accounting Firm | 41

RATIFICATION OF AUDITORS

Fees Paid to EY

The following table presents all fees billed or expected to be billed for professional audit services rendered by EY for the audit of our annual consolidated financial statements for our 2025 and 2024 fiscal years, and fees billed or expected to be billed for other services rendered to us by EY.

	Fiscal Year
(U.S. dollars in millions)	2025	2024

Audit fees (1)	$5.4	$5.3
Audit-related fees (2)	—	—
Tax fees (3)	0.4	0.8
All other fees	—	—
Total	$5.8	$6.1

(1)
Audit fees consisted of the fees and expenses for professional services rendered in connection with: (i) the audit of our annual consolidated financial statements and the effectiveness of our internal controls over financial reporting; (ii) the review of the interim financial statements contained in each of our Quarterly Reports on Form 10-Q; and (iii) statutory audits.
(2)
Audit-related fees consist of the fees billed for services that are reasonably related to the performance of the audit or review.
(3)
Tax fees consisted of fees for tax compliance and other permissible tax related services.These services include consultation on tax matters and assistance regarding federal, state, and international tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services

The Audit Committee has established a policy for the pre-approval of all audit and permitted non-audit services proposed to be provided to us by EY. Under the policy, the Audit Committee pre-approves all services obtained from our independent registered public accounting firm by category of service, including a review of specific services to be performed, fees expected to be incurred within each category of service and the potential impact of such services on auditor independence. If it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To facilitate the process, the policy delegates pre-approval authority to the Audit Committee chair to pre-approve services up to $50,000, and the Audit Committee may also delegate authority to one or more of its members to pre-approve services. The Audit Committee member to whom such authority is delegated must report, for informational purposes, any pre-approval decisions to the Audit Committee at its next scheduled meeting. All services rendered by EY to our Company are permissible under applicable laws and regulations. All audit and permitted non-audit services provided by EY during the 2025 fiscal year were pre-approved by the Audit Committee in accordance with the Audit Committee’s pre-approval policy in effect during 2025.

42 | Ratification of Independent Registered Public Accounting Firm	2026 Proxy Statement

RATIFICATION OF AUDITORS

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements of the Company, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and their judgments as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee discussed with the independent auditors such matters as are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the independent auditors that firm’s independence, and also considered the compatibility of non-audit services with maintaining the independent auditors’ independence.

The Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board of directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the 2025 fiscal year for filing with the SEC.

The Audit Committee:

Mary Ann Cloyd, Chair

Michael J. Berthelot

Lori Tauber Marcus

Dr. Ajai Puri

February 17, 2026

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this Audit Committee Report shall not be incorporated by reference into this proxy statement.

2026 Proxy Statement	Ratification of Independent Registered Public Accounting Firm | 43

Compensation Discussion and Analysis

EXECUTIVE OFFICERS

Set forth below is certain information relating to our executive officers as of April 13, 2026. Biographical information with respect to Mohammad Abu-Ghazaleh is set forth above under “Proposal 1—Election of Directors.”

Name	Age	Position
Mohammad Abu-Ghazaleh	84	Chairman and Chief Executive Officer
Monica Vicente	60	Senior Vice President and Chief Financial Officer
Mohammed Abbas	50	President and Chief Operating Officer
Effie D. Silva	51	Senior Vice President General Counsel and Corporate Secretary
Marissa R. Tenazas	71	Senior Vice President and Chief Human Resources Officer
Danny Dumas	57	Senior Vice President North America Sales, Marketing & Product Management
Renino Gianpaolo	58	Senior Vice President Europe & Africa
Ziad Nabulsi	52	Senior Vice President North American Operations
Jorge Pelaez	63	Senior Vice President Columbia, Ecuador, Central America and Brazil (CECAB)

Monica Vicente has served as Senior Vice President and Chief Financial Officer since April 1, 2022. Since 2003, Ms. Vicente had served as our Vice President, Corporate Finance during which time she led our regional finance, global financial planning and analysis, investor relations and global procurement functions. Ms. Vicente also led other finance functions in her tenure with the Company, including SEC reporting and controlling, tax, and treasury. Prior to joining the Company, Ms. Vicente spent six years at Ernst & Young in their assurance services group. Since September 2023, Ms. Vicente has served on the Board of Directors of Balchem Corporation, a solutions provider for the health and nutrition industry, and is a member of its audit and governance committees.

Mohammed Abbas has served as our President and Chief Operating Officer since January 1, 2026. Prior to his elevation to President, he previously served as Executive Vice President and Chief Operating Officer since February 2022. He previously served as Senior Vice President, Asia Pacific and Middle East Region since October 2019. Prior to that time, Mr. Abbas served as our Vice President, Middle East and North Africa region (MENA) from January 2016 to November 2019. From April 2015 through December 2015, he served as Vice President of Fresh Produce, for our MENA region. Mr. Abbas served as the General Manager of Del Monte Saudi Arabia from June 2009 to March 2015. Prior to that time, he served as our General Manager of Del Monte Foods UAE since the inception of the first unit in the MENA Region in January 2007 until May 2009.

Effie D. Silva has served as Senior Vice President, General Counsel & Corporate Secretary since April 11, 2022. Prior to joining us, Ms. Silva served as Global Ethics & Compliance Leader at Cargill, Inc., the largest privately held food and agriculture company in the U.S., from January 2020 to March 2022. From 2018 to 2019, Ms. Silva served as Vice President & Associate General Counsel at Tyson Foods, Inc., a publicly held food company. Prior to that, Ms. Silva practiced law for 17 years at leading international law firms, including Duane Morris, LLP from 2017 to 2018, McDermott, Will & Emery, LLP from 2013 to 2016 and Baker & McKenzie, LLP from 2005 to 2013.

Danny Dumas has served as our Senior Vice President, Sales, Marketing and Product Management since September 2024 when he was rehired with the Company. He served in this same role from April 2019 until August 2020. Prior to that time, he served as our Vice President North American Sales & Product Management (Bananas & Pineapple Programs) from January 2014 to April 2019. From March 2013 through January 2014, he served as Vice President Sales Canada. Mr. Dumas served as our Vice President Operations Europe & Africa from 2010 to 2013, and as our Vice President North America Sales & Product Management (Banana & Pineapple Programs) from 2006 to 2010. He also served as District Sales Manager, Canada from 1998 to March 2006.

44 | Executive Officers	2026 Proxy Statement

Executive Officers

Marissa R. Tenazas has served as our Senior Vice President, Chief Human Resources Officer since March 2024, after previously serving as Senior Vice President-Human Resources from 2012 through 2018. From 1999 to 2011, she served as our Vice President, Human Resources. From 1996 to 1999, she served as our Senior Director-Human Resources. From 1989 to 1996, she worked for Suma Fruit International (USA), Inc. Prior to that, Ms. Tenazas worked in the Philippines in various human resource management and consulting positions with some of the major conglomerates and consulting firms in that country.

Jorge Pelaez has served as our Senior Vice President, CECAB, since January 2025. Prior to that time, he served as our Vice President, CECAB, from April 2017 to December 2024. From February 2015 to March 2017, Mr. Pelaez served as the General Manager in our Costa Rica Banana Division. From 2012 to January 2015, he served as Senior Operations Director in our Costa Rica Banana Division, and as our Operations Manager in our Costa Rica Banana Division from 2010 to 2011. Mr. Pelaez served as the General Manager in our Cameroon Banana Division from 2004 to 2009. Prior to that time, he served as our Operations Manager, Brazil from 1994 to 2003. Mr. Pelaez held various senior positions in our banana operations from 1984 to 1994.

Gianpaolo Renino has served as our Vice President, Europe and Africa since August 2016. From January 2014 until August 2016, he served as Senior Director-Italy. Prior to that time, he served as our Director, Southern Europe-Prepared Food. From 2005 to 2010, Mr. Renino served as our Senior Manager, Middle East and North Africa (MENA) and Europe region. From 2004 to 2005, he served as Business Development Manager, Middle East and Eastern Europe.

Ziad Nabulsi has served as our Senior Vice President, North American Operations since May 2021. Mr. Nabulsi has been with our company for 14 years where he has held positions of increasing responsibility. Mr. Nabulsi began his tenure with us in Costa Rica and has held positions across the North American region and in Jordan. Ahmad Abu-Ghazaleh is Mr. Nabulsi’s cousin and Mohammad Abu-Ghazaleh is his uncle-in-law.

2026 Proxy Statement	Executive Officers | 45

Advisory Vote on Executive Compensation

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL SUMMARY

What Are You Voting On?

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation paid to our named executive officers, as disclosed in this proxy statement.

Voting Recommendation

The Board recommends that you vote “FOR” this proposal, because it believes that the Company’s compensation policies and practices effectively achieve the Company’s primary goals of attracting and retaining key executives, rewarding achievement of the Company’s short-term and long-term business goals, and aligning our executives’ interests with those of our shareholders to create long-term sustainable value.

This proposal calls for the approval of the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for our Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.”

In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 47. This advisory proposal, commonly referred to as a “say on pay” proposal, is not binding on the Board. However, the Board takes shareholder feedback seriously and it and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.

The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to approve, on a non-binding basis, the compensation paid to our named executive officers, unless you specify otherwise.

The Board recommends that you vote “FOR” approval of executive compensation

46 | Advisory Vote on Executive Compensation	2026 Proxy Statement

Advisory Vote on Executive Compensation

Introduction

We are providing shareholders an advisory vote on executive compensation, often referred to as a “say-on-pay” vote, as required by Section 14A of the Exchange Act. The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement.

As described in the Compensation Discussion and Analysis section, our executive compensation program is designed to align the interests of our named executive officers with the interests of our shareholders. Our executive compensation programs are based on a pay-for-performance philosophy, which emphasizes executive performance measures that correlate closely with the achievement of both short-term performance objectives and long-term shareholder value. We believe our program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to dedicate themselves fully to create shareholder value. This balance is evidenced by the following:

•
A competitive, market-driven base salary;
•
An annual cash incentive award that is focused on corporate and individual performance;
•
A long-term cash incentive plan award that is dependent on the achievement of corporate goals;
•
Equity awards, consisting of restricted stock units and performance-based stock units that vest over time. Non‑employee directors are not eligible to receive awards under the equity incentive plan described herein; and
•
Share Ownership Guidelines that promote continued alignment of our executives’ interests with those of our shareholders and discourage excessive risk taking for short-term gains.

KEY COMPENSATION PRACTICES
✓	Appropriate mix of fixed and variable compensation
✓	Executive compensation tied to financial and operating performance
✓	Rigorous share ownership guidelines
✓	Robust clawback policies
✓	No short-sales or hedging of our shares permitted
✓	Annual risk assessment of compensation programs
✓	Use of an independent compensation consultant

Shareholders are being asked to vote on the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this proxy statement for our 2026 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.”

This advisory vote on executive compensation is not binding on our Board and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. However, the Board will take into account the result of the vote when determining future executive compensation arrangements.

2026 Proxy Statement	Advisory Vote on Executive Compensation | 47

Compensation Discussion and Analysis

COMPENSATION MATTERS

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is designed to provide our shareholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process, and the 2025 compensation of our named executive officers, or NEOs. As discussed in Proposal 3 on page 46, we are conducting a say on pay vote this year that requests your approval, on an advisory basis, of the compensation of our NEOs as described in this section and in the tables and accompanying narrative contained in “Executive Compensation.” As part of that vote, you should review our compensation philosophies, the design of our executive compensation programs and how these programs align executive compensation to the financial performance of the Company over the short and long term.

Our NEOs for 2025 are:

Name	Title
Mohammad Abu-Ghazaleh	Chairman and Chief Executive Officer
Monica Vicente	Senior Vice President, Chief Financial Officer
Mohammed Abbas	President and Chief Operating Officer (1)
Marissa R. Tenazas	Senior Vice President, Chief Human Resources Officer
Danny Dumas	Senior Vice President, North America Sales, Marketing & Product Management

(1) Mr. Abbas was promoted from Executive Vice President & Chief Operating Officer to President & Chief Operating Officer on January 1, 2026.

	COMPENSATION DISCUSSION AND ANALYSIS TABLE OF CONTENTS
	Section	Page
	Executive Summary	49
	Executive Compensation Philosophy	49
Our executive compensation philosophy is focused on linking pay with performance. We seek to develop a compensation program that maintains a strong link between executive pay and successful execution of our strategy and long-term shareholder value creation.	Executive Compensation Elements	49
	Compensation Governance	51
	Our 2025 Compensation Program	51
	Base Salaries	51
	Annual Incentive Awards	52
	Long-Term Cash Incentive Plan	55
	Equity Awards	56
	Other Compensation Components	57
	Compensation Setting Process	57
	Role of Compensation Committee and Management	57
	Role of Independent Compensation Consultant	57
	Evaluating Compensation Program Design	58
	Consideration of Shareholder Advisory Vote	59
	Executive Compensation Governance	60
	Share Ownership Guidelines	60
	Tax Deductibility of Compensation	60
	Compensation Committee Report	61
	Executive Compensation Tables	62

48 | Compensation Discussion and Analysis	2026 Proxy Statement

Compensation Discussion and Analysis

Executive Summary

In 2025, we delivered solid financial and operating results, reflecting disciplined execution, strategic stewardship, and continued investment in our core categories. Higher net sales across all segments helped offset cost pressures and lower volumes in select product lines. We continued to advance our long‑term growth strategy, led by strong performance in fresh and value‑added products. Higher per‑unit pricing and a favorable product mix in pineapples, together with increased demand for fresh‑cut fruit, supported improved profitability and reflected the benefits of our premium pineapple portfolio and ongoing operational enhancements. In addition, we took strategic actions to optimize our portfolio and improve long‑term returns, while continuing to invest in innovation, sustainable practices, and disciplined capital allocation to support shareholder value. We were pleased with many aspects of our 2025 performance that allowed us to continue to return economic value to our shareholders while advancing sustainable practices and product safety.

Executive Compensation Philosophy - Linking Compensation with Vision

Our executive compensation program is tied to our business strategy, with both quantitative and qualitative metrics, that support and drive the implementation of our five-year strategic goals. The program includes four principles:

1.
Align with Shareholder Interests: Align the interests of our executives with those of our shareholders by requiring significant share ownership, tying significant portions of pay to performance, paying a portion of compensation in equity and subjecting equity compensation to multi-year vesting periods;
2.
Performance Based: Tie significant portions of compensation to performance and achievement of our short-term and long-term business goals and ensure that compensation focuses on corporate performance over individual performance;
3.
Strong Fiduciaries: Incentivize executives to make prudent business decisions and maximize shareholder value without exposing the Company to unreasonable levels of risk; and
4.
Market Competitiveness: Attract and retain key executives with the capability to lead the business forward.

Executive Compensation Elements - Tying Pay to Performance

The Compensation Committee regularly assesses the elements of our executive compensation program to ensure that pay is tied to performance and that it is using executive compensation components that it believes will most cost effectively attract and motivate executive officers, reward them for their individual achievements and align to the value creation objectives of the Company as a whole. The Compensation Committee designed our executive compensation program to be weighted towards performance-based, at-risk compensation. As evidenced by the charts below, 85% of our CEO’s target direct compensation and 63% of our other current NEO’s target direct compensation is variable and tied to enterprise performance.

2026 Proxy Statement	Compensation Discussion and Analysis | 49

Compensation Discussion and Analysis

The Compensation Committee allocates total target compensation between cash and equity compensation based on benchmarking to our peer group, discussed below, while considering the balance between providing short-term incentives and long-term parallel investment with shareholders to align the interests of the executive management team with our shareholders. The Compensation Committee annually evaluates the balance between equity and cash compensation among NEOs.

Our long and short-term incentive plans are based upon quantifiable and objective performance goals established at the beginning of each period and the achievement of which is subject to a multi-tiered review process. Metrics are approved by the Compensation Committee to align with our long-term strategic goals, drive strong business performance and generate top and bottom-line business growth. For NEOs other than our CEO, following an initial proposal by management, the Compensation Committee considers and discusses such proposal, making modifications where appropriate, and approves the pre-established financial objectives at the beginning of the fiscal year or performance period, considering, among other things, the performance objectives in the Company’s annual and long-term business plan. The individual objectives are established by our Compensation Committee to incentivize our NEOs on functional and business objectives that are core to driving growth and value for shareholders. For 2025, the Compensation Committee decided to award equity as a 50% RSU / 50% PSU split consistent with the practice in prior years.

Based on these objectives, the Compensation Committee continued to use the following four elements of compensation during 2025:

Pay Elements
CEO	Other NEOs	Objective	Key Features
		• To provide a base level of fixed income in line with expertise, experience, tenure, performance, potential and scope of responsibility	• Set annually based on market competitiveness and in line with performance and contributions to the achievement of Company goals
• To focus executives on annual financial and operational performance • To reward executives for performance relative to our short-term goals and initiatives
•
Target bonus is equal to 125% of the CEO’s base salary and ranges between 50% and 55% of the base salary for each other NEO.
•
Target bonus for each NEO is set early in the year and actual value realized will adjust based on Company and individual performance

		• To focus executives on long- term financial performance based on metrics tied to shareholder value	• Target bonus is equal to 100% of the CEO’s base salary and 35% of the base salary for each other NEO. • Earned based on three weighted company-wide financial metrics
• To align with shareholder interests, reward the achievement of long-term goals and promote stability and, corporate loyalty among the executives • If earned, vests over three years
•
PSUs to be earned based on EBITDA, with maximum 125% of the target PSUs for CEO and 100% of target PSUs for all other NEOs
•
Represented 50% of the total Equity Award for the CEO and all other NEOs in 2025

		• Multi-year vesting requirements align our executives' interests with our shareholders and incentivize retention of our executive talent	• Generally, vest in three equal annual installments, starting on the first anniversary of the grant date. • Represented 50% of total Equity Award for the CEO and all other NEOs in 2025

50 | Compensation Discussion and Analysis	2026 Proxy Statement

Compensation Discussion and Analysis

Strong Compensation Governance - Align Executives’ Interests with Shareholders

•
Significant Portions of Compensation are At-Risk. For 2025, 85% of target total compensation awarded to the CEO and 63% of target total compensation awarded to all other NEOs was at risk.
•
Multi-year vesting of all Equity Awards. To the extent earned, our PSUs vest over three years.
•
Robust Share Ownership Guidelines. All of our executive officers are required to obtain and maintain ownership of our Ordinary Shares equal to a multiple of his or her base salary within five years from the date they are named an officer. Our CEO is required to maintain 5x his base salary, our COO is required to maintain 3x his base salary and all other NEOs are required to maintain 2x their base salary.
•
Broad Clawback Policies. We have a broad recoupment, or “clawback”, policy that applies to all current and former employees. Our policy allows us to recover over a three-year lookback period any severance, short-term or long-term incentive awards (cash or equity), paid or awarded in the event of (1) any inaccurate financial statements or calculation of performance criteria (regardless of whether or not such inaccuracy is the result of covered conduct or an accounting restatement), (2) any gross negligence, intentional misconduct, fraud or embezzlement, (3) a failure to comply with our Code of Conduct and Business Ethics Policy or any other employee policy, self-dealing or other breach of the duty of loyalty, (4) a failure to comply with non-compete and restrictive covenants, or (5) any behavior that is detrimental to the business or reputation of our Company. We have also adopted a separate Executive Officer Clawback Policy that complies with Nasdaq and SEC listing rules providing for the recoupment of incentive compensation from our executive officers if there is an accounting restatement.
•
Independent Compensation Decision Makers. Our Compensation Committee is comprised entirely of independent directors, and it has engaged an independent compensation consultant that provides no other services to the Company. Del Monte Foods Corporation II Inc., from whom we acquired certain assets in 2026, used WTW with regard to certain benefit plans. We expect to end that engagement as the work is completed and transitioned to another firm over the short term.
•
CEO and NEOs Severance has a “Double Trigger.” Our Executive Retention and Severance Agreements with our CEO and NEOs have double triggers.
•
Restrictions on Hedging. We prohibit hedging of our Ordinary Shares.

Our 2025 Compensation Program

The principal components of our executive compensation program are base salary, an annual cash incentive, a long-term cash incentive and equity awards, both performance-based and service-based. We also provide our executives with a limited number of perquisites and health and welfare benefits similar to those provided to our other employees.

Base Salaries

Why we pay base salaries. The Compensation Committee believes that payment of competitive base salaries is an important element for attracting, retaining and motivating our executives. In addition, the Compensation Committee believes that having a certain level of fixed compensation allows our executives to dedicate their full-time business attention to our company.

How base salaries are determined. Base salaries reflect the value of the position and the attributes the executive brings to Fresh Del Monte Produce and are based on a subjective evaluation of the performance of the NEOs as assessed by the Compensation Committee and the CEO (other than for himself), as well the NEO’s experience, commitment to our core values and potential for advancement. The base salary component of our compensation program is designed to provide our NEOs with total base salary that is close to the median or 50th percentile among peer group companies. Salary levels for our executives are reviewed at least annually.

2025 Base Salary Decisions.

Our CEO did not receive a salary increase in 2025. Our CEO has not had a base salary increase since 2004. The other NEOs were eligible to receive a salary increase during 2025, and the Compensation Committee approved increases

2026 Proxy Statement	Compensation Discussion and Analysis | 51

Compensation Discussion and Analysis

based on market data. Specifically, Ms. Vicente received a 9.31% increase to further align her base salary with the market median of her CFO role, based on market data and Ms. Tenazas also received a 1.71% year-over-year.

Annual Incentive Awards

Our annual cash incentive award plans are designed to reward an NEO for his or her contribution to our achievement of our annual financial objectives and to reflect the executive’s contribution to our operational and financial goals. Our annual cash incentive award has traditionally been set up as two different programs, our CEO Annual Incentive Plan (the “CEO AIP”) and our Annual Incentive Plan for Senior Executives (the “Senior Executive AIP”). For 2025, the CEO AIP and Senior Executive AIP included the same financial performance metrics:

Why we pay annual incentive compensation. The Compensation Committee believes that the annual incentive award programs encourage executive officers to balance the short-term financial, operational, functional and qualitative performance objectives with those that form the basis of long-term growth. The Compensation Committee annually reviews the appropriateness of each of these performance metrics, their relationship to our overall growth strategy and the impact of such performance metrics on long-term shareholder value, and revises the measures, as necessary to maintain alignment with our business plan.

Chief Executive Officer Annual Incentive Plan

How the CEO Annual Incentive Award was determined. For 2025, the Compensation Committee continued the CEO AIP with revised financial performance objectives and profitability threshold. The CEO AIP is designed to make the CEO’s annual performance objectives relevant to our current economic and operational environment and our long term business interests. The Compensation Committee establishes annual performance goals targeting key performance objectives that it believes are relevant to our desired business results for the coming year.

The CEO AIP provides for the amount of an award to be calculated based upon the “Corporate Achievement Factor” multiplied by a target incentive equal to 125% of the CEO’s annual base salary, which is then multiplied by an “Individual Performance Factor.” The Corporate Achievement Factor is the weighted average of the actual achievement against the financial performance metrics established by the Compensation Committee at the beginning of the year. The threshold performance level for each financial performance metric was 80% of target, which earned 50% of target incentive for such metric. The maximum performance level for each financial performance metric was 120%, which earned 150% of target incentive for such metric. EPS calculation was based on the number of shares outstanding as of the award date, consequently, stock issuances and repurchases did not impact performance level achieved.

The Individual Performance Factor, determined based upon the Compensation Committee’s subjective evaluation of the CEO’s performance and his contribution to the Company, is then applied to the product of the Corporate Achievement Factor and the target incentive at a maximum rate of 200%. However, the maximum award payable to our CEO under the 2025 CEO AIP was $4,500,000.

52 | Compensation Discussion and Analysis	2026 Proxy Statement

Compensation Discussion and Analysis

CEO Financial Performance Metrics and 2025 Results. For 2025, the Compensation Committee utilized three weighted financial performance metrics for purposes of the CEO AIP. For 2025, the Compensation Committee decided to keep all three performance metrics from the prior year, return on equity (ROE), earnings per share (EPS) and free cash flow. The table below sets forth the financial performance metrics used in the CEO AIP, as well as the weight and threshold, target and maximum performance levels set for 2025.

'Performance Metric	2025 CEO AIP	Performance Level
	Allocated Opportunity % of Target	Threshold (80% Achievement)	Target (100% Achievement)	Maximum (120% Achievement)
Return on Equity (Net Income / Average Equity)	35%	4.48%	5.60%	6.72%
Earnings per Share	45%	$1.86	$2.33	$2.80
Free Cash Flow ($mm)	20%	$75.2	$94.0	$112.8
Payout Percentage(1)		50%	100%	150%

(1)
Calculated as a percentage of Target

The table below sets forth our actual performance against each of our financial performance metrics for 2025.

Metric		Weight	Target		Achieved		Payout % Achieved
Return on Equity		35%	5.60%		7.41%		150%
EPS		45%	$2.33		$3.74		150%
Free Cash Flow		20%	$94.0	M	$231.0	M	150%
	Total Corporate Achievement Factor						150%
X	Individual Performance Factor (Max 200%)						185%
X	AIP Target Opportunity						$1,500,000
	2025 CEO AIP PLAN PAYOUT						$4,162,500

* The maximum performance level for each financial performance metric is 150%.

Upon review of the financial results for fiscal 2025, the Compensation Committee determined that all three metrics were achieved at the maximum level. After determining the levels at which the Company met its financial performance metrics, the Compensation Committee evaluated the CEO’s performance. As part of this evaluation, the Compensation Committee, considered the CEO’s individual leadership in the achievement of strategic objectives, building a strong team, improving operational excellence, reducing debt, and creation of significant shareholder value and recommended and the independent directors approved, our CEO’s Individual Performance Factor at 185%.

Senior Executive Annual Incentive Plan

How the Senior Executive Annual Incentive Awards were determined. For 2025, the Compensation Committee continued to utilize the Senior Executive AIP for determining the annual incentive awards payable to all NEOs, other than the CEO. Awards under the Senior Executive AIP were based on an assessment of the Company’s financial performance and an evaluation of the performance of each executive against pre-determined and approved individual objectives (“Individual Performance Objectives”).

2026 Proxy Statement	Compensation Discussion and Analysis | 53

Compensation Discussion and Analysis

The 2025 Senior Executive AIP was based on the same three financial performance metrics as the CEO AIP: ROE, EPS and Free Cash Flow. However, as set forth in the table below, the financial performance metrics represented an aggregate of only 70% of the target opportunity while Individual Performance Objectives represented 30% of the target opportunity.

Performance Metric	Allocated % of Target Opportunity
Financial Performance Metrics	70.0%
Return on Equity	24.5% - (35% of 70%)
Earnings per Share	31.5% - (45% of 70%)
Free Cash Flow ($mm)	14.0% - (20% of 70%)
Individual Performance Objectives	30.0%

Financial Performance Metrics. Similar to the CEO AIP, the threshold performance level for each financial performance metric was 80% of target, which earned 50% of target incentive for such metric. The maximum performance level for each financial performance metric was 120%, which earned 150% of target incentive for each metric.

Individual Performance Objectives. In addition, the Compensation Committee approved each NEO’s Individual Performance Objectives under the Senior Executive AIP, which were developed with the review, input and approval of our CEO and presented to the Compensation Committee for final review and approval. Each of the Individual Performance Objectives was designed to reflect an executive’s area of responsibility within the Company. Each Individual Performance Objective was assigned a specific percentage of the NEO’s overall achievement value, with all goals totaling 100%. Typically, each NEO has a specific number of performance criteria upon which his or her annual bonus is based. The payout of the Individual Performance Objective was then evaluated based on individual achievement of performance objectives. The maximum award for any award under the Senior Executive AIP was 150% of target incentive.

For 2025, our NEOs typically had an average of 7 to 9 Individual Performance Objectives which were tied to their specific area of responsibility and business line of sight, and were aligned with our core business objectives.

The Individual Performance Objectives for our NEOs fell into the following categories of operational priorities, customized, based on the NEO’s role:

•
Achieve operational excellence and efficiencies;
•
Improve financial stewardship, performance and profitability;and
•
Improve business partnering and solidify succession planning progam.

2025 Performance

Company Financial Performance. As set forth in the table above, under “CEO Performance Metrics and 2025 Results” the Compensation Committee determined that the Company had met the requirements on all three financial performance metrics at maximum. Consequently, each NEO earned 150% of their target opportunity (150% of 70%).

Individual Performance. In determining the relative level of achievement of the applicable Individual Performance Objectives for each NEO for 2025, the Compensation Committee reviewed the performance of each of the NEOs against the Individual Performance Objectives established at the beginning of the year. The Compensation Committee determined that individual achievement levels for the NEOs, other than the CEO, were met at percentages ranging between 80% and 95%. Individual achievement percentages for Mr. Abbas, Ms. Vicente, Ms. Tenazas, and Mr. Dumas were 94.9%, 80%, 90%, and 87.5% respectively.

Payouts. The table below sets forth the payout and total payout as a % of target opportunity.

54 | Compensation Discussion and Analysis	2026 Proxy Statement

Compensation Discussion and Analysis

Name	Target Opportunity	Payout	Total Payout as % of Target Opportunity
Mohammad Abu-Ghazaleh	$1,500,000	$4,162,500	278%
Monica Vicente	$291,577	$376,134	129%
Mohammed Abbas	$467,500	$623,972	133%
Marissa R. Tenazas	$268,505	$354,426	132%
Danny Dumas	$240,000	$315,000	131%

Long Term Cash Incentive Plan

Why we pay long-term cash incentive compensation. Our Compensation Committee has approved a Long-Term Cash Incentive Plan (the “LTIP”) for senior officers, including NEOs, to provide an incentive for executives to focus on our long-term sustainable growth by rewarding business decisions and actions over a longer term than the single year plans then in place. The Compensation Committee recognizes that the efforts of executives may not be adequately rewarded for taking those steps that will provide a foundation for significantly improved long-term performance of the Company, if those steps negatively affect annual operating results, and therefore annual cash incentive awards. In addition, the Compensation Committee believes that a balanced compensation plan, with short-term and long-term incentives, avoid any incentive to take actions that would result in short-term gain without regard to the long-term best interests of the Company.

How long-term cash incentive awards are determined. Under the LTIP, each participating NEO receives a performance-based cash award opportunity each year covering a three-year performance period. The Compensation Committee annually determines the target award as a percentage of each participating NEO’s base salary. For each of the currently outstanding LTIP award cycles, the target award for the CEO was set at 100% of base salary and for each of the other participating NEOs, the target award was set at 35% of base salary.

Performance is measured based on a combination of three financial performance results The LTIP award has (1) a threshold performance level of 80% of target for each metric (which pays out at 80% of the allocated target); (2) target performance level (which pays out at 100% of the target award for such metric); (3) maximum performance level of 125% (which pays out at 125% of the target award for such metric). Payouts for performance between threshold and maximum will be calculated on a linear basis.

Performance Metrics. For the LTIP awards under the 2023 – 2025 LTIP Cycle, the Compensation Committee set the three financial metrics as follows:

LTIP Metrics (2023 – 2025 LTIP Cycle)	Weight
Net Sales Growth Over 3 Year Period	15%
Return on Assets (ROA) (EBIT / Average Assets)	45%
Net Operating Cash Flow / Average Equity	40%

For the 2024 – 2026 and 2025 - 2027 LTIP cycles, the Compensation Committee replaced ROA with Return on Equity (ROE). The performance metrics and their weightings for the 2024 – 2025 and the 2025 - 2027 LTIP cycles were as follows:

LTIP Metrics (2024-2026 and 2025-2027 LTIP Cycles)	Weight
Net Sales Growth Over 3 Year Period	15%
ROE (Net Income / Average Equity)	45%
Net Operating Cash Flow / Average Equity	40%

2026 Proxy Statement	Compensation Discussion and Analysis | 55

Compensation Discussion and Analysis

2023-2025 Performance Cycle Payout

In early 2026, the Compensation Committee evaluated the Company’s performance against each of the three financial metrics and determined the extent to which the financial metric had been earned. The table below sets forth the target and the actual performance of the Company against each financial metric.

Metric	Weight	Threshold	Target	Max	Actual	% Earned
Net Sales Growth (2025 Net Sales / 2022 Net Sales)	15%	5.1%	6.4%	8.0%	(2.1)%	—%
ROA (EBIT / Average Asset)	45%	6.0%	6.5%	7.1%	3.9%	—%
Net Operating Cash Flow / Average Equity	40%	10.6%	13.3%	16.6%	12.1%	91.5%

As noted above, there is a threshold of 80% of target performance in order to receive a payout under each metric. The Company achieved above the threshold for the Net Operating Cash Flow / Average Equity metric. However, the Company did not achieve above the threshold for the Net Sales Growth and ROA metrics. Our CEO and the following NEOs, Mr. Abbas and Ms. Vicente, earned 36.6% of their 2023-2025 LTIP Award. Ms. Tenazas and Mr. Dumas were not active during 2023 and did not participate in our 2023-2025 LTIP program. The individual amounts paid for the 2023-2025 LTIP Award are set forth in the Summary Compensation Table.

Equity Awards

Why we make equity awards. In order to create a properly balanced compensation program, the Compensation Committee supplements the cash components of the executive compensation program with equity awards. Each NEO is eligible to receive an annual equity compensation award. The Company believes, based on its performance-based approach to compensation, that equity ownership in the Company is important to tie the level of compensation to the performance of the Ordinary Shares and shareholder gains; the Company believes this is particularly important for NEOs. Because equity compensation awards vest over a period of years, they also provide a retention component and create an incentive for executives to create sustained growth. For 2025, the Compensation Committee determined that it would use 50% Performance-based restricted stock units and 50% Time-based restricted stock units as the vehicles for equity. Performance-based restricted stock units (PSUs) that are earned based on the Company’s annual EBITDA and, to the extent earned, vest over a three-year period. Time-based restricted stock units (RSUs) are earned based on the executive's service with the company and are a key factor in the retention of key executives. Each vehicle aligns executive's interests with those of shareholders.

How equity awards are determined. Guidelines for the size of the equity granted to each NEO are determined by the Compensation Committee based upon the executive officer’s position and responsibilities, job level, performance, and the value of the award at the time of grant. In addition, the Compensation Committee may make additional equity awards following a significant change in job responsibility or in recognition of a significant achievement.

2025 Equity Awards. In 2025, the Compensation Committee recommended and the Board (or the independent directors in the case of the CEO) and made adjustments to reflect market data. Specifically, Mr. Abbas, Ms. Vicente and Ms. Tenazas were awarded shares with a value equal to 55% of base salary to align total compensation at the market median. Consequently, the Compensation Committee awarded the following PSUs and RSUs to our NEOs:

Name	2025 RSU Award (Dollar Value $)	Target 2025 PSU Award (Dollar Value $)*
Mohammad Abu-Ghazaleh	$2,147,989	$2,147,989
Mohammed Abbas	382,492	382,492
Monica Vicente	225,300	225,300
Marissa R. Tenazas	207,471	207,471
Danny Dumas	119,990	119,990

56 | Compensation Discussion and Analysis	2026 Proxy Statement

Compensation Discussion and Analysis

Terms of PSUs and 2025 Results. The performance objective was based on an EBITDA goal for the 2025 fiscal year with a minimum threshold at 80% target achievement. Assuming the target is met, the CEO may earn between 80% and 125% of the PSU award, and each other NEO may earn between 80% to 100% of the PSU award depending on EBITDA performance. The percentage of the PSU award earned will then vest equally over the three-year period commencing on the first anniversary of the grant date. The performance measure, target, actual result, and percent payout are set forth in the table below.

Performance Period	Performance Measure	Target	Actual	% Payout

Fiscal 2025	EBITDA	$252.0million	$273.3million	108.5%

Other Compensation Components

The Compensation Committee provides additional benefits to the NEOs that are customary for executives of similar rank to enable our executives to focus on our business and enhance their commitment to us.

Perquisites: No significant pension or welfare benefits are available to NEOs other than the broad-based 401(k) plan, health and welfare benefits, and life insurance that are generally available to most of our full-time U.S. employees. Under our 401(k) plan, the Company offers all its eligible employees a 50% employer match to a maximum 6% employee contribution.

Life Insurance Benefits. We provide term life insurance to all U.S. employees of two times their base salary up to a maximum of $600,000.

Other Benefits. We provide a company car to the CEO. The amount quantified in the Summary Compensation Table as a car benefit is included in “All Other Compensation,” and includes the amount that the Company recognized as an expense for fiscal year 2025 for a car lease, fuel, maintenance, and related insurance.

Compensation Setting Process

Annually, the Compensation Committee evaluates the design and competitiveness of our executive compensation program.

Role of Compensation Committee and Management. The Compensation Committee evaluates and recommends to the Board (or the independent directors in the case of the CEO) the amount and nature of compensation for all NEOs. In making this determination, the recommendation and advice of certain executives is considered. The Compensation Committee solicits the CEO’s recommendation regarding the Chief Operating Officer’s (the “COO”) compensation. Additionally, the COO provides recommendations annually to the Compensation Committee regarding the compensation of all NEOs, excluding himself and the CEO. The COO’s recommendations are based on the results of his annual performance review of each NEO, at which time each NEO’s individual goals are assessed in light of their achievement of specific strategic and operational goals. Each NEO also provides input about his individual contributions to the Company’s success for the period being assessed. The Compensation Committee reviews each of these performance reviews as part of its compensation setting process.

Role of Independent Compensation Consultant. As discussed above under the responsibilities of the Compensation Committee on page 24, the Compensation Committee has authority to retain compensation consultants and other advisors as it deems appropriate to assist in fulfilling its responsibilities. For 2025, the Compensation Committee engaged Willis Towers Watson (WTW) as its independent executive compensation consultant to:

•
review the Company’s current compensation program compared to its peer group and other relevant compensation surveys to ensure market competitiveness;
•
evaluate the effectiveness of our compensation strategy and practices in supporting and reinforcing our long-term strategic goals;

2026 Proxy Statement	Compensation Discussion and Analysis | 57

Compensation Discussion and Analysis

•
review and comment on broader aspects of our executive compensation programs, including program philosophy, design and implementation, and executive compensation trends, as requested by the Compensation Committee;
•
review the Company’s comparative peer group of companies and conduct an annual review of competitive market data (including base salary, annual incentive targets and long-term incentive targets) for the Chief Executive Officer and other executive officers;
•
provide a competitive analysis of our compensation components for our NEOs against our peer group;
•
assist in reviewing the Company’s share ownership guidelines relative to peer group practices;
•
perform a competitive analysis of compensation levels for non-employee directors; and
•
review this Compensation Discussion and Analysis.

In addition, WTW attends all Compensation Committee meetings at the request of the committee and presents relevant data and analysis to the committee for its consideration.

Independence of the Compensation Consultant. The Compensation Committee recognizes the importance of using an independent compensation consultant that is appropriately qualified and that provides services solely to the Compensation Committee and not to the Company. Del Monte Foods Corporation II Inc., from whom we acquired certain assets in 2026, used WTW with regard to certain benefit plans. We expect to end that engagement as the work is completed and transitioned to another firm over the short term.

The Compensation Committee annually reviews its relationship with WTW and determines whether to renew the engagement. Only the Compensation Committee has the right to approve services to be provided by, or to terminate the services of, WTW. WTW and its affiliates do not provide any services to the Company or any of the Company’s affiliates other than advising the Compensation Committee on director and executive compensation.

During 2025, the Compensation Committee considered WTW’s independence and determined that the engagement of WTW did not raise any conflict of interest or other issues that would adversely impact WTW’s independence, including using the six factors set forth in the SEC and the NYSE rules regarding compensation advisor conflicts of interest and independence. Accordingly, the Compensation Committee determined WTW to be independent and free from conflicts of interest.

Evaluating Compensation Program Design and Relative Competitive Position

An important basis for structuring the Company’s compensation program and establishing target compensation levels for the Company’s NEOs is the analysis of the compensation packages offered to similarly situated executive officers of peer group companies. As part of its engagement, the Compensation Committee directed WTW to review its comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. The peer group of companies was selected based on company size, market for executive talent and companies subject to the same industry economics as the Company when evaluating peers. The comparative compensation information provided by WTW was obtained from publicly filed reports of each company in the comparative peer group, as well as from nationally recognized compensation surveys.

2025 Peer Group

In August 2023, the Compensation Committee, based on recommendations from WTW, approved a peer group of food and beverage, agricultural products and consumer products companies of similar size based on revenue, market capitalization, and number of employees as a measure of the complexity of the enterprise.

WTW reviewed with the Compensation Committee the prior year's Peer Group based on financial measures of company size (revenue, market capitalization, net income and total assets), market for executive talent, and companies subject to the same industry economics. Based on this review, WTW recommended, and the Compensation Committee approved changes in the compensation peer group to (i) remove Sanderson Farms, which was taken private and no longer publicly discloses executive pay, and (ii) add each of Dole plc, which went public in August 2021, and Mission Produce, Inc., a

58 | Compensation Discussion and Analysis	2026 Proxy Statement

Compensation Discussion and Analysis

competitor in the fresh produce industry, as members of the group. The peer group approved in August 2023 along with the published compensation survey data, was used as the basis, for an evaluation of our executive compensation in late 2023, which informed 2024 pay decisions. As a result, the Peer Group that was used in connection with the 2025 compensation decisions consisted of the following companies (the “2025 Peer Group”):

B&G Foods, Inc. Brown-Forman Corporation Campbell Soup Company Darling Ingredients, Inc. Dole plc Flowers Foods, Inc. Hormel Foods Corporation Ingredion Incorporated	Lamb Weston Holdings, Inc. McCormick & Company, Inc. Mission Produce, Inc. Post Holdings, Inc. The Hershey Company The Hain Celestial Group, Inc. The J.M. Smucker Company Treehouse Foods, Inc.

Based on the data presented to the Compensation Committee by WTW and the analysis described above, the Compensation Committee has targeted base salary, annual and long-term cash incentive compensation, and equity incentive compensation for NEOs around the 50th percentile of the peer group comparison. The Compensation Committee also targets the overall proportion of total variable compensation (i.e., compensation based on performance) and fixed compensation (i.e., base or guaranteed compensation) for each NEO to be consistent with the 50th percentile of the peer group comparison. In determining the level of compensation provided to its NEOs, the Compensation Committee not only considers the Company’s performance, but also evaluates the Company’s comparative performance against peer group companies considering sales growth, growth in earnings per share (“EPS”), and share price performance, among other factors. In addition, the Compensation Committee considers the Company’s geographic locations, including the greater Miami area, where there is significant competition for employees in the global agricultural and consumer products industries. The Compensation Committee also evaluates individual NEO experience, seniority, and performance, based on both objective and subjective measures, on an annual basis and may award merit salary increases as a result of these assessments. This approach ensures that the Company’s compensation programs will enable it to remain competitive in its markets and reward individual NEO performance. While the Compensation Committee targets cash compensation and equity awards in the 50th percentile of the peer group, the Compensation Committee recognizes the Company’s desire to keep the best talent in its executive management team. To retain and motivate these key individuals, the Compensation Committee may determine that it is in the best interests of the Company to negotiate or award total compensation that may deviate from the general benchmark targets described above. Actual pay for each executive is determined based on this premise and is driven by the performance of the executive over time and the annual performance of the Company. Equity grant guidelines are then set by job level, using market survey data and current guidelines to determine the appropriate annual grant levels for the upcoming year.

The Company provides Mr. Abu-Ghazaleh with greater total compensation and benefits (including post-employment benefits) than those provided to other NEOs to reflect the increased level of responsibility and risk faced by Mr. Abu-Ghazaleh as the Company’s CEO. We continue to maintain Mr. Abu-Ghazaleh’s compensation level in accordance with the Compensation Committee’s review of peer group compensation data, as it reflects the competitive nature of compensation paid to chief executive officers within the peer group. The Compensation Committee believes that Mr. Abu-Ghazaleh’s competitive compensation package is important to motivate and retain him as the highly valued top executive of the Company.

Consideration of Shareholder Advisory Vote

As part of its compensation setting process, the Compensation Committee annually reviews and considers the results of the prior-year’s shareholder advisory vote on our executive compensation. The Compensation Committee believes that this advisory vote can provide useful feedback regarding whether shareholders believe that the Compensation Committee is achieving its goal of designing an executive compensation program that promotes the best interests of our Company and our shareholders by providing its executives with the appropriate compensation and meaningful incentives. In establishing the 2025 compensation program, the Compensation Committee noted that approximately 96% of the votes cast at the 2025 Annual General Meeting supported Fresh Del Monte’s executive compensation program.

The Compensation Committee intends to annually review the results of the advisory vote and will be cognizant of this feedback as it completes its annual review of each pay element and the total compensation packages for our NEOs.

2026 Proxy Statement	Compensation Discussion and Analysis | 59

Compensation Discussion and Analysis

Executive Compensation Governance

Share Ownership Guidelines

The Compensation Committee has adopted Share Ownership Guidelines to help align the interests of its executive officers, including each NEO, with those of our shareholders. Under these Share Ownership Guidelines, each NEO is required to own a specified multiple of his annual base salary corresponding to its value in Ordinary Shares.

Title	Share Ownership Guideline

Chief Executive Officer	5x Base Salary

Chief Financial Officer	2x Base Salary

President and Chief Operating Officer	3x Base Salary

All SVPs	2x Base Salary

Each NEO is required to meet these Share Ownership Guidelines within five years from the date they assumed a position that required such level of ownership and, considering tax obligations, each NEO must retain at least 50% of Ordinary Shares issued to them upon vesting of an RSU award until they have met their relevant ownership level. Shares held by our NEOs that are subject to share ownership guidelines are held by a third party in restricted accounts. Ordinary Shares counting toward meeting these ownership guidelines include shares owned by the NEO and shares underlying unvested time-based awards and unvested performance-based awards once earned (excluding pledged shares). Dividends are not paid on unvested awards. The Hold Period for share levels outlined in the ownership guidelines is for the duration of employment.

Tax Deductibility of Compensation

Code Sections 280G and 4999. Sections 280G and 4999 of the Internal Revenue Code (the “Code”) limit our ability to take a tax deduction for certain “excess parachute payments” (as defined in the Code) and impose excise taxes on each executive that receives “excess parachute payments” in connection with his or her severance and other payments from us that are contingent on or in connection with a change of control. The Compensation Committee considered the adverse tax liabilities imposed by Sections 280G and 4999, as well as other competitive factors, when it structured certain post-termination compensation payable to our CEO. The potential adverse tax consequences to us and/or the executive, however, are not necessarily determinative factors in such decisions. The severance agreement for the CEO contains a provision requiring us to reimburse the CEO for IRS Section 280G excise tax and applicable taxes thereon that may be triggered by a change in control. However, as our CEO is currently not a U.S. person, and therefore not subject to United States income tax, we do not expect that he will be subject to any such excise tax under Section 280G.

Code Section 409A. Under Section 409A of the Code, amounts deferred by an NEO under a nonqualified deferred compensation plan (including certain severance plans) may be included in gross income when earned and subject to a 20% additional federal tax, unless the plan complies with certain requirements related to the timing of deferral election and distribution decisions. We administer our plans consistent with Section 409A requirements and have amended plan documents to reflect Section 409A requirements.

60 | Compensation Discussion and Analysis	2026 Proxy Statement

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the 2025 fiscal year and in this proxy statement relating to our 2026 Annual General Meeting of Shareholders.

Respectively submitted by the Compensation Committee of the Board:

Michael J. Berthelot, Chair

Charles Beard, Jr.

Lori Tauber Marcus

4/16/2026

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this Compensation Committee Report shall not be incorporated by reference into this proxy statement.

2025 Proxy Statement	Compensation Committee Report | 61

EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables, narrative and footnotes discuss the compensation of the Chairman and Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers in 2025 who were serving as executive officers at the end of 2025, who are referred to collectively as NEOs.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Mohammad Abu-Ghazaleh	2025	1,200,068	4,295,978	4,601,700	46,818	10,144,565
Chairman and CEO	2024	1,200,062	4,000,000	3,615,000	42,883	8,857,945
	2023	1,200,046	2,433,301	768,000	48,142	4,449,489

Monica Vicente	2025	521,459	450,600	438,263	3,998	1,414,321
SVP and CFO	2024	486,200	493,417	396,874	6,651	1,383,142
	2023	485,000	245,859	—	7,800	738,659

Mohammed Abbas	2025	850,000	764,984	732,857	17,903	2,365,745
EVP and COO	2024	850,000	724,500	731,425	19,239	2,325,164
	2023	833,654	689,381	101,150	19,543	1,643,728

Marissa R. Tenazas	2025	486,615	414,942	354,426	7,912	1,263,895
SVP and Chief Human Resources Officer	2024	370,131	188,198	220,609	9,589	788,527

Danny Dumas SVP Sales, Marketing & Product Management	2025	480,000	239,980	315,000	11,700	1,046,680

(1)
These amounts represent the grant date fair value of target PSUs, which represents the probable attainment level of these awards at the time of grant, and RSUs. The assumptions underlying grant date fair value can be found in Note 15 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 26, 2025. Assuming the maximum performance is achieved, the grant data fair value for Mr. Abu-Ghazaleh's PSU award would be $2,684,986. All other NEOs are capped at the target award.
(2)
PSUs granted in 2025 were earned at 108.5% for Mr. Abu-Ghazaleh. For the remaining NEOs, PSUs were earned and capped at 100% of the target award. PSUs granted in 2018 and 2023 were forfeited as the Company failed to meet the achievement objective in those years.
(3)
The amounts shown in this column include the cash awards (i) earned with respect to 2025 performance under the CEO AIP or the Senior Executive AIP for Mr. Abu-Ghazaleh, Ms. Vicente, Mr. Abbas, Ms. Tenazas, and Mr. Dumas in the amounts of $4,162,500, $376,134, $623,972, $354,426, and $315,000, respectively and (ii) for Mr. Abu-Ghazaleh, Ms. Vicente, and Mr. Abbas, payments for completed the 2023-2025 LTIP cycle in the amounts of $439,200, $62,129, and $108,885, respectively. For more details about these plans, please refer to the “Compensation Discussion and Analysis—Annual Cash Incentive Awards” and “Compensation Discussion and Analysis—Long Term Incentive Awards.”
(4)
The All Other Compensation column includes perquisites and other benefits. The amounts quantified below as car benefits include the amount that the Company recognized as an expense for fiscal year 2025 for each car or car allowance (where leased, the annual cost of the lease; where owned by the company, the depreciation of the car for that year), including the maintenance, insurance, and fuel expenses. The amount for Mr. Abu-Ghazaleh includes a car benefit of $31,605, and medical and dental insurance premiums of $15,213. He does not participate in our 401K or any other retirement plan, nor does he participate in our life insurance program. The amount for Mr. Abbas represents family health and medical benefits. The amounts for Ms. Vicente, Ms. Tenazas and Mr. Dumas include costs related to phone allowance and employer contributions to the Company’s 401(k) plan.

62 | Executive Compensation	2025 Proxy Statement

Executive Compensation

Grants of Plan-Based Awards for the 2025 Fiscal Year

The following table provides information about equity and non-equity awards granted to our NEOs in the 2025 fiscal year.

							Estimated Future			All Other Share Awards:	Grant Date Fair Value
			Estimated Future Payouts under Non-Equity Incentive Plan Awards ($)(1)				Payouts under Equity Incentive Plan Awards (#)(2)			Number of Shares of Stock	of Stock and Option
Name	Plan	Grant Date	Threshold		Target	Maximum	Threshold	Target	Maximum	or Units (#)	Awards ($)(3)

Mohammad Abu-Ghazaleh	AIP	2/21/2025	750,000	(4)	1,500,000	4,500,000
	2025-2027 LTIP	2/21/2025	960,000	(5)	1,200,000	1,500,000
	RSUs	3/3/2025								70,961	2,147,989
	PSUs	3/3/2025					56,769	70,961	88,701		2,147,989
Monica Vicente	AIP	2/21/2025	145,789	(4)	291,577	437,366
	2025-2027 LTIP	2/21/2025	148,439	(5)	185,549	231,936
	RSUs	3/3/2025								7,443	225,300
	PSUs	3/3/2025					5,954	7,443	7,443		225,300
Mohammed Abbas	AIP	2/21/2025	233,750	(4)	467,500	701,250
	2025-2027 LTIP	2/21/2025	238,000	(5)	297,500	371,875
	RSUs	3/3/2025								12,636	382,492
	PSUs	3/3/2025					10,109	12,636	12,636		382,492
Marissa R. Tenazas	AIP	2/21/2025	134,252	(4)	268,505	402,757
	2025-2027 LTIP	2/21/2025	136,693		170,867	213,583
	RSUs	3/3/2025								6,854	207,471
	PSUs	3/3/2025					5,483	6,854	6,854		207,471
Danny Dumas	AIP	2/21/2025	120,000	(4)	240,000	360,000
	2025-2027 LTIP	2/21/2025	134,400	(5)	168,000	210,000
	RSUs	3/3/2025								3,964	119,990
	PSUs	3/3/2025					3,171	3,964	3,964		119,990

(1)
Reflects potential value of the payout pursuant to the terms of the plan awards for the 2025 fiscal year under the CEO AIP and 2025-2027 LTIP for our CEO, Mr. Abu-Ghazaleh, and the Senior Executive AIP and 2024-2026 LTIP for the other NEOs, as described in the section captioned Executive Compensation under the heading “Compensation Discussion and Analysis—Annual Cash Incentive Awards” and “Long Term Incentive Awards.” Please refer to the discussion under the payouts section for individual AIP awards.
(2)
On March 03, 2025, the Company awarded PSUs to its NEOs with a fair market value of $30.27 per share under the 2022 Omnibus Plan. The PSUs were subject to meeting a target performance goal of $252 million in adjusted EBITDA for fiscal year 2025 with a minimum threshold at 80% target achievement. The performance goal for this award was earned at 108.5% of the target, therefore 108.5% of the PSUs were earned by the CEO and 100% of the PSUs were earned by each NEO.
(3)
Represents the grant date fair value for the equity awards reported in this table. For the PSUs for each NEO, the amount represents the fair market value at the award date based upon the probable outcome of the performance conditions. Refer to “Compensation Discussion and Analysis—Equity Awards” for the descriptions of the PSUs and RSUs.
(4)
The amounts shown in this column represent the value of the incentive granted under the 2025 CEO AIP and/or 2025 AIP for Senior Executives assuming that all of the Return on Equity, Free Cash Flow, and Earnings Per Share metrics are achieved at 80%. The threshold for each metric is 80%, however each metric is measured individually which could generate a payment for lesser value.
(5)
The amounts shown in this column represent the value of the incentive granted under the 2025-2027 LTIP Plan assuming that the performance goal was achieved at 80%.

2026 Proxy Statement	Executive Compensation | 63

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to outstanding equity awards held by our NEOs at 2025 fiscal year-end.

								STOCK AWARDS
								Equity Incentive Plan Awards
		Type of	# of shares or units of stock that have		Market value of shares or units of stock that have not	Number of Unearned Shares, Units or Other Rights that		Market or Payout Value of Unearned Shares, Units or Other Rights
Name	Grant Date	Equity Award	not vested (#)		vested ($)(1)	have not vested (#)		that have not vested ($)

Mohammad Abu-Ghazaleh	3/1/2024	2024 PSUs	—		—	124,053	(2)	4,448,545
	3/3/2025	2025 PSUs	—		—	79,766	(3)	2,860,400
	3/2/2023	2023 RSUs	8,392	(4)	300,935	—		—
	3/3/2025	2025 RSUs	73,517	(5)	2,636,337	—		—
Monica Vicente	3/1/2024	2024 PSUs	—		—	14,505	(2)	520,144
	3/3/2025	2025 PSUs	—		—	7,711	(3)	276,522
	3/2/2023	2023 RSUs	1,413	(4)	50,678	—		—
	3/3/2025	2025 RSUs	7,711	(5)	276,522	—		—
Mohammed Abbas	2/24/2016	2016 PSUs	—		—	4,857	(6)	174,181
	2/22/2017	2017 PSUs	—		—	4,361	(6)	156,368
	2/20/2019	2019 PSUs	—		—	3,509	(6)	125,833
	3/2/2020	2020 PSUs	—		—	2,268	(6)	81,341
	3/1/2021	2021 PSUs	—		—	4,364	(6)	156,497
	3/1/2024	2024 PSUs	—		—	21,298	(2)	763,762
	3/3/2025	2025 PSUs	—		—	13,091	(3)	469,452
	3/2/2023	2023 RSUs	3,963	(4)	142,120	—		—
	3/3/2025	2025 RSUs	13,091	(5)	469,452	—		—
Marissa R. Tenazas	4/1/2024	2024 PSUs	—		—	5,247	(7)	188,162
	3/3/2025	2025 PSUs	—		—	7,101	(3)	254,639
	3/3/2025	2025 RSUs	7,101	(5)	254,639	—		—
Danny Dumas	9/6/2024	2024 PSUs	—		—	1,845	(8)	66,174
	3/3/2025	2025 PSUs	—		—	4,107	(3)	147,270
	3/3/2025	2025 RSUs	4,107	(5)	147,270	—		—

(1)
Represents the dollar value of the unvested RSUs or PSUs multiplied by the closing price of our Ordinary Shares ($35.86) on December 26, 2025, the last day of our 2025 fiscal year. The ultimate value of the awards will depend on the value of our Ordinary Shares on the actual vesting date.
(2)
Represents PSUs granted on March 1, 2024 to vest between March 1, 2025 and March 1, 2027. The 2024 performance objective for these PSUs were achieved at 105.5%, which means that 105.5% of the target shares was granted to the CEO and 100% of the target shares were granted to the remaining NEOs. These shares vest equally over a three-year period. The number of outstanding shares also includes accrued dividend equivalent units (DEUs).
(3)
Represents PSUs granted on March 3, 2025 to vest between March 3, 2026 and March 3, 2028. The 2025 performance objective for these PSUs was achieved at 108.5%, which means that 108.5% of the target shares was granted to the CEO and 100% of the target shares were granted to the remaining NEOs. These shares vest equally over a three-year period. The number of outstanding shares also includes accrued dividend equivalent units (DEUs).
(4)
Represents unvested RSUs that will vest on March 2, 2026. The number of outstanding shares also includes accrued dividend equivalent units (DEUs).
(5)
Represents unvested RSUs that will vest on March 3, 2026, March 3, 2027, and March 3, 2028. The number of outstanding shares also includes accrued dividend equivalent units (DEUs).
(6)
Represents PSUs granted in the referenced year, all of which are fully vested. Vested PSU will be settled six months after termination of employment. The number of outstanding shares also includes accrued DEUs.
(7)
Represents PSUs granted on April 1, 2024 to vest between April 1, 2025 and April 1, 2027. The 2024 performance objective for these PSUs were achieved at 105.5%, which means that 100% of the target shares were granted. These shares vest equally over a three-year period. The number of outstanding shares also includes accrued dividend equivalent units (DEUs).
(8)
Represents PSUs granted on September 6, 2024 to vest between September 6, 2025 and September 6, 2027. The 2024 performance objective for these PSUs were achieved at 105.5%, which means that 100% of the target shares were granted. These shares vest equally over a three-year period. The number of outstanding shares also includes accrued dividend equivalent units (DEUs).

64 | Executive Compensation	2026 Proxy Statement

Executive Compensation

Option Exercises and Stock Vested Table for the 2025 Fiscal Year

The following table sets forth information with respect to the NEOs concerning the vesting of RSUs and PSUs in fiscal 2025. The Company no longer has outstanding stock options nor has it granted any stock options therefore no options were exercised with respect to the NEOs during the 2025 fiscal year.

	Stock Awards
Name	Number of Shares Acquired On Vesting (#)(1)		Value Realized On Vesting ($)(2)
Mohammad Abu-Ghazaleh	104,044	(3)	3,172,302
Monica Vicente	9,873	(4)	301,028
Mohammed Abbas	20,680	(5)	630,533
Marissa R. Tenazas	2,556	(6)	79,415
Danny Dumas	914	(7)	32,813

(1)
Amounts in this column include dividend shares paid on the vested shares.
(2)
The dollar value realized represents the market value at vesting date using the closing price of our Ordinary Shares on vesting date.
(3)
Represents 95,969 vested PSUs from the 2022 and 2024 PSU grants and 8,075 vested RSUs from the 2021 and 2023 RSU grants.
(4)
Represents 7,908 vested PSUs from the 2022 and 2024 PSU grants and 1,965 vested RSUs from the 2022 and 2023 RSU grants. An aggregate of 2,532 shares were sold to cover taxes.
(5)
Represents 13,805 vested PSUs from the 2022 and 2024 PSU grants and 6,875 vested RSUs from the 2022 and 2023 RSU grants. An aggregate of 5,064 shares were sold to cover taxes.
(6)
Represents 2,556 vested PSUs from the 2024 PSU grant. An aggregate of 1,148 shares were sold to cover taxes.
(7)
Represents 914 vested PSUs from the 2024 PSU grant. An aggregate of 273 shares were sold to cover taxes.

Potential Payments Upon Termination or Change of Control

Termination in Absence of Change of Control, Death or Disability

Name	Base Salary Severance Payment ($) (1)	Bonus Severance Payment ($) (1)	Pro-Rata Bonus Payment ($) (1)	Continuation of Health Benefits ($)(1)(2)	Total ($)
Mohammad Abu-Ghazaleh	2,400,000	3,000,000	1,500,000	102,990	7,002,990
Monica Vicente	530,140	291,577	376,134	22,760	1,220,611
Mohammed Abbas	850,000	467,500	623,972	11,563	1,953,035
Marissa R. Tenazas	488,190	268,505	354,426	2,770	1,113,890
Danny Dumas	480,000	240,000	315,000	13,255	1,048,255

2026 Proxy Statement	Executive Compensation | 65

Executive Compensation

Termination Upon Change of Control

Name	Base Salary Severance Payment ($) (1)	Bonus Severance Payment ($) (1)	Pro-Rata Bonus Payment ($) (1)	Continuation of Health Benefits ($)(1)(2)	Equity Acceleration ($)(3)	Total ($)
Mohammad Abu-Ghazaleh	3,600,000	6,750,000	1,500,000	102,990	10,246,217	22,199,207
Monica Vicente	795,210	437,366	376,134	22,760	1,123,865	2,755,335
Mohammed Abbas	1,275,000	701,250	623,972	11,563	2,539,004	5,150,790
Marissa R. Tenazas	732,285	402,757	354,426	2,770	697,440	2,189,678
Danny Dumas	720,000	360,000	315,000	13,255	360,714	1,768,969

(1)
The above calculations are based on a 12/26/2025 termination in accordance with the severance descriptions set forth below.
(2)
Pursuant to the Executive Retention and Severance Agreement, medical insurance coverage will be provided for Mr. Abu-Ghazaleh until he becomes eligible for medical insurance coverage at a new employer or the fifth anniversary of termination date inclusive of any transition period, whichever is earlier. This amount is based on Company estimates.
(3)
Value is determined using the closing price of our Ordinary Shares on December 26, 2025 (last day of the fiscal year).

CEO Severance Agreement

We entered into an Executive Retention and Severance Agreement with our CEO in 2003. We have not entered into employment or severance agreements with our other NEOs. The Executive Retention and Severance Agreement with our CEO provides for severance payments under certain circumstances as discussed below.

In the event of a Termination Upon Change of Control, which is a termination of the CEO by the Company without Cause or resignation by the CEO for Good Reason each during a Change of Control Window, the CEO is entitled to receive (i) all salary earned through the end of the transition period or the termination date and benefits, (ii) payment of medical premiums until the earlier of the date he is covered by a new employer or five years after the end of the transition period or termination date, (iii) a lump sum cash severance payment equal to 3 times the sum of his annual base salary plus an amount equal to his AIP bonus award determined as if the Company achieved 120% of the financial performance targeted for the year in which the termination occurs, and (iv) a prorated cash bonus payment equal to his AIP bonus award determined as if the Company achieved 100% of such financial performance target. A termination is considered in connection with a Change of Control if the termination occurs within the period commencing on the date that the Company publicly announces the existence of a definitive agreement of a transaction that may result in a change of control and 12 months after the consummation of such a transaction.

In the event of a Termination (Without Cause) in Absence of Change of Control, death or disability, the CEO is entitled to receive the same payments in (i) and (ii) above. In addition, the CEO will receive a lump sum cash severance payment equal to 2 times the sum of his annual base salary plus an amount equal to his AIP bonus award determined as if the Company achieved 100% of the financial performance targeted for the year in which the termination occurs, and a prorated cash bonus payment equal to his AIP bonus award determined as if the Company achieved 100% of such financial performance target.

For purposes of the agreement, “Cause” means (i) the CEO’s willful and continued failure to perform his duties with the Company, except under certain circumstances, (ii) a material, willful breach committed in bad faith of our Code of Conduct and Business Ethics Policy, or (iii) indictment or conviction of a felony. “Change of Control” means (i) any person becomes the beneficial owner of 50% or more of our outstanding Ordinary Shares or the combined voting power of our then-outstanding securities, with certain exceptions, (ii) the Company is party to a merger or consolidation as a result of which the our voting securities of the Company outstanding immediately before the merger or consolidation is less than 50% of the combined voting power of our Company or the surviving entity immediately after the merger or consolidation, (iii) the sale or disposition of all or substantially all of our assets, unless at least 50% of the combined voting power of the entity acquiring those assets is held by persons who held our voting securities immediately prior to the transaction, (iv) a change in the composition of the Board as described in the agreement, (v) the dissolution or liquidation of the Company, unless persons who held our voting securities immediately prior to such liquidation or dissolution hold at least 50% of the combined voting power of the entity that holds all or substantially all of our assets following the dissolution or liquidation, (vi) when the incumbent Chairman ceases to occupy that position, or (vii) any transaction or series of related transactions that has the substantial effect of any of the above. “Good Reason” means any of the following events that are not

66 | Executive Compensation	2026 Proxy Statement

Executive Compensation

consented to by the CEO: (i) a reduction or change of the CEO’s status, title, duties, responsibilities, authority or reporting relationship such that he no longer serves in a substantive, senior executive role that is comparable to his role as of the date of the agreement, or no longer reports solely to the Board, or a reduction or change in the composition of executives reporting to him, all of which, in the CEO’s reasonable judgment, represents an adverse change from his status, title, position or responsibilities, authority or reporting relationship; (ii) a reduction in the CEO’s base salary or annual bonus payment; (iii) a reduction in the CEO’s benefits; or (iv) the Company’s material breach of the terms of the agreement.

The severance payments and benefits described above are conditioned upon the CEO’s execution and delivery of a general release in a form satisfactory to us. The agreement provides that the CEO must abide by certain non-solicitation provisions for a period of two years if we deliver severance payments and benefits. In addition, the agreement contains confidentiality and non-disparagement provisions.

We are required to reimburse the CEO if he is subject to any excise tax due to characterization of any amount payable as excess parachute payments pursuant to Sections 280G and 4999 of the Code. We will gross-up the amount payable to the CEO such that the net amount realizable by the CEO is the same as if there were no such excise taxes or income taxes applied to such reimbursement. However, as our CEO is currently not a U.S. person, and therefore not subject to United States income tax, we do not expect that he will be subject to any such excise tax under Sections 280G or 4999 of the Code.

Other Severance Arrangements

The Company has entered into Executive Retention and Severance Agreements with each of its Named Executive Officers (NEOs). These agreements provide severance protections intended to promote executive retention and ensure continuity of leadership.

Termination Without Cause or for Good Reason (Outside a Change in Control). If a Named Executive Officer’s employment is terminated by the Company without cause or the executive resigns for good reason, the executive is entitled to severance benefits generally consisting of (i) continued base salary for a period of twelve (12) months, (ii) payment of earned but unpaid compensation, (iii) continued participation in certain benefit plans for up to twelve (12) months, and (iv) payment of annual incentive compensation, including the executive’s target annual incentive opportunity for the year of termination, plus a pro-rated annual incentive amount based on actual performance for the portion of the year worked.

Change in Control. The agreements provide enhanced severance benefits in connection with a change in control of the Company, payable only if a change in control occurs and the executive’s employment is subsequently terminated by the Company without cause or the executive resigns for good reason within a specified period following the transaction. In such circumstances, severance benefits generally consist of (i) base salary equal to one and one-half (1.5) times the executive’s annual base salary, payable over a twelve (12)-month period, (ii) a cash payment equal to one and one-half (1.5) times the executive’s target annual incentive opportunity, (iii) a pro-rated annual incentive payment for the year of termination determined at target performance levels, and (iv) continued participation in certain benefit plans for up to twelve (12) months.

No severance benefits are payable solely upon the occurrence of a change in control, or in the event of termination for cause or voluntary resignation without good reason. All severance payments and benefits are subject to the executive’s execution of a release of claims, continued compliance with post-employment restrictive covenants, and applicable tax and statutory limitations, including Sections 280G and 409A of the Internal Revenue Code.

Acceleration of Equity Awards

Our 2014 Omnibus Plan provides for accelerated vesting of outstanding equity awards upon a change of control. In the case of performance awards, the amount vesting upon the change of control is determined at the greater of an assumed achievement of all relevant performance goals at the “target” level, or the actual level of achievement of all relevant performance goals against target as of the fiscal quarter end preceding the change of control. Unless otherwise provided in an Award agreement, our 2014 Omnibus Plan provides that in the event of a participant’s separation from service due to death or disability, any RSU that has not yet vested shall become immediately vested, and with respect to any PSU, such vesting shall be determined at an assumed achievement of all relevant performance goals at the “target” level.

2026 Proxy Statement	Executive Compensation | 67

Executive Compensation

Our 2022 Omnibus Share Incentive Plan does not provide for accelerated vesting of outstanding equity awards upon a change of control unless the employee is terminated without cause within twenty-four (24) months following the change of control or the awards are not assumed by the acquirer. For performance awards outstanding at the change of control, (i) the performance period would end on the date immediately prior to such change of control, (ii) the Compensation Committee would determine the actual level of achievement of performance goals based upon the Company’s audited or unaudited financial information or other information then available as the Compensation Committee deems relevant and (iii) the earned amount of performance awards will continue to be subject to any service-based vesting conditions that remain in place.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our principal executive officer, or PEO, and for the average of the other NEOs and certain financial performance of the Company. For further information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

			Average Summary	Average	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Compensation Table Total for Non-PEO NEOs(3)	Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (millions)(7)	EBITDA (millions)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$10,144,565	$11,329,155	$1,522,660	$1,624,826	$171.17	$91.89	$93.5	$220.0
2024	$8,857,945	$9,767,649	$1,406,662	$1,477,383	$105.78	$124.27	$141.6	$273.9
2023	$4,449,489	$4,326,157	$892,993	$844,022	$81.18	$114.36	$(1.6)	$124.1
2022	$6,130,560	$5,375,558	$843,407	$628,138	$78.74	$104.79	$97.7	$241.8
2021	$5,470,325	$5,698,163	$1,225,904	$1,264,940	$81.16	$108.31	$79.9	$206.1

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Abu-Ghazaleh (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”
(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Abu-Ghazaleh, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Abu-Ghazaleh during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Abu-Ghazaleh’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2025	$10,144,565	$(4,295,978)	$5,480,568	$11,329,155
2024	$8,857,945	$(4,000,000)	$4,909,704	$9,767,649
2023	$4,449,489	$(2,433,301)	$2,309,969	$4,326,157
2022	$6,130,560	$(3,179,283)	$2,424,281	$5,375,558
2021	$5,470,325	$(3,156,854)	$3,384,692	$5,698,163

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

68 | Executive Compensation	2026 Proxy Statement

Executive Compensation

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments PEO
2025	$5,305,595	$275,002	$—	$(256,207)	$—	$156,179	$5,480,568
2024	$5,728,232	$605,322	$—	$(152,396)	$(1,391,591)	$120,137	$4,909,704
2023	$1,987,991	$6,882	$—	$281,614	$(71,892)	$105,374	$2,309,969
2022	$2,662,790	$(109,442)	$—	$(39,811)	$(149,551)	$60,295	$2,424,281
2021	$3,174,399	$266,406	$—	$100,230	$(163,676)	$7,333	$3,384,692

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Abu-Ghazaleh) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Monica Vicente, Mohammed Abbas, Effie D. Silva and Marissa R. Tenazas; (ii) for 2023, Monica Vicente, Mohammed Abbas, Jesus Rodriguez Calvo, Effie D. Silva and Ziad Nabulsi; (iii) 2022, Monica Vicente, Mohammed Abbas, Ziad Nabulsi, Helmuth Lutty, Youssef Zakharia and Eduardo Bezerra; and (iv) for 2021, Eduardo Bezerra, Mohammed Abbas, Youssef Zakharia and Marlene M. Gordon.
(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Abu-Ghazaleh), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to these NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for these NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments*	Average Compensation Actually Paid to Non-PEO NEOs
2025	$1,522,660	$(467,627)	$569,793	$1,624,826
2024	$1,406,662	$(446,366)	$517,087	$1,477,383
2023	$892,993	$314,437	$265,466	$844,022
2022	$843,407	$(136,720)	$(78,549)	$628,138
2021	$1,225,904	$(429,688)	$468,724	$1,264,940

* The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$553,983	$22,491	$—	$(19,402)	$—	$12,721	$569,793
2024	$603,181	$31,606	$—	$(5,294)	$(116,038)	$3,632	$517,087
2023	$256,893	$361	$—	$7,442	$(3,284)	$4,054	$265,466
2022	$226,694	$(6,175)	$—	$(449)	$(308,609)	$9,989	$(78,549)
2021	$434,433	$46,389	$—	$13,119	$(27,428)	$2,211	$468,724

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the published industry index S&P 600 Food Products.
(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)
EBITDA is defined as net income (loss) plus interest expense, depreciation and amortization, income tax provision (benefit), and share-based compensation expense. While the Company uses several financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that EBITDA is the financial performance measure that, in

2026 Proxy Statement	Executive Compensation | 69

Executive Compensation

the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are based on quantifiable and objective performance goals to incentivize our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•
EBITDA
•
Net Sales
•
Earnings per Share
•
NOCF (calculated as net cash provided by operating activities divided by average shareholder’s equity)
•
Free Cash Flow (calculated as net cash provided by operating activities less net cash used in investing activities)
•
Return on Assets (calculated as calculated as EBIT divided by average assets)

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) (“CAP”) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

CAP vs Cumulative TSR

As illustrated by the graph, CAP for both our CEO and the non-CEO NEOs as a group was generally aligned with the Company’s cumulative TSR over the period presented because a material portion of the total direct compensation awarded to the CEO and other NEOs is in the form of at-risk, performance-based awards, and on average constituted approximately 80% of the CEO’s target direct compensation and approximately 59% of the target direct compensation for the other NEOs.

70 | Executive Compensation	2026 Proxy Statement

Executive Compensation

CAP vs Net Income

As illustrated by the graph, while CAP for both our CEO and the non-CEO NEOs generally following net income over the periods presented, the decrease in net income for 2023 was significant due to a significant non-cash impairment charge taken in 2023. While the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure EBITDA, which the Company does use when setting goals for the Company’s performance-based restricted stock unit awards to the CEO and the other NEOs.

2026 Proxy Statement	Executive Compensation | 71

Executive Compensation

CAP vs EBITDA

As illustrated by the graph, CAP for both our CEO and the non-CEO NEOs as a group was generally aligned with the Company’s EBITDA over the period presented. The Company has determined that EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link CAP to Company performance.

Company Cumulative TSR vs Peer Group Cumulative TSR

Company TSR vs Peer Group TSR
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Cumulative TSR (value of initial $100 investiment)
2021
2022
2023
2024
2025
$108.31
$104.79
$114.36
$124.27
$91.89
$81.16
$78.74
$81.18
$105.78
$171.17
Compnay Cumulative TSR
S&P 600 Food Products Index Cumulative TSR

As illustrated by the graph, while the Company’s cumulative TSR was generally aligned with the S&P 600 Food Products Index. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to “Executive Compensation – Compensation Discussion and Analysis.”

72 | Executive Compensation	2026 Proxy Statement

Executive Compensation

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of our CEO.

For 2025, our last completed fiscal year:

•
The median of the annual total compensation of all our employees (other than our CEO) was $8,960; and
•
The annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this proxy statement, was $10,144,565.

Based on this information, for 2025 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 1,132 to 1. We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO:

1)
We selected November 30, 2025 as the date upon which we would identify the “median employee” to allow sufficient time to identify the median employee given the global scope of our operations. We determined that, as of November 30, 2025, our employee population consisted of approximately 40,421 individuals. This population consisted of our full-time, part-time, and temporary employees employed with us as of the determination date, of which 1,357 were located in the United States and 39,364 were located in the other 41 countries in which we operate.
2)
To identify the “median employee” from our employee population, we used the following methodology:
a)
We considered all our employees in the different countries where we are located.
b)
We used the amount of “gross wages” for the identified employees as reflected in our payroll records for the eleven-month period beginning January 1, 2025 and ending November 30, 2025.
c)
We determined our sample size and took a representative sample from each country based on below:
i)
For countries where employee headcount is less than 1% of the total Company headcount, we took a sample of one so that all countries will be represented in the analysis;
ii)
For countries whose employee headcount is more than 1% of the total Company headcount, a sample size was determined based on a pre-determined formula;
iii)
Once the sample size from the different countries were determined, random sampling was applied to ensure fairness of data when determining the median employee (sample used in 2025 was 337); and
iv)
The resulting random sampling of employees was stacked to identify the median employee.
d)
For gross wages, we generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding.
3)
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of 8,960. Since the median employee is located in Costa Rica, to arrive at this amount, we converted the employee’s pay from the local currency based on an exchange rate of 502.34 Costa Rican Colones to each U.S. Dollar (the exchange rate as of November 30, 2025).
4)
For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table included in this proxy statement.

2026 Proxy Statement	Executive Compensation | 73

Executive Compensation

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our Ordinary Shares that may be issued under all of our existing equity compensation plans as of the last day of the 2025 fiscal year.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	Number Of Securities Remaining Available For Future Issuance (Excluding Securities Reflected In Column(a))
	(a)	(b)

Equity compensation plans approved by security holders(1)	766,244	$29.14 (2)	1,609,379	(3)

Equity compensation plans not approved by security holders	—	—	—

Total	766,244	$29.14	1,609,379

(1)
Equity compensation plans approved by security holders include the Company’s 2014 Omnibus Share Incentive Plan and 2022 Omnibus Share Incentive Plan. Significant plans are described in our Annual Report on Form 10-K for the 2024 fiscal year.
(2)
Included in the number of securities are 372,039 restricted stock units and 394,205 performance-based restricted stock units, which have no exercise price.
(3)
Includes 1,609,379 Ordinary Shares from our 2022 Omnibus Share Incentive Plan. Given the current shares available for granting under the plan, this plan has 3 more years under the current share usage rate.

74 | Executive Compensation	2026 Proxy Statement

Beneficial Ownership of Ordinary Shares

BENEFICIAL OWNERSHIP OF ORDINARY SHARES

The following table sets forth information as of April 13, 2026 with respect to the beneficial ownership of Ordinary Shares by (a) each of our current directors and any director nominee, (b) each named executive officer, (c) all current directors and executive officers as a group and (d) each shareholder who, to our knowledge, is the beneficial owner of more than 5% of the outstanding Ordinary Shares. The percentages in the third column are based on the 47,531,139 Ordinary Shares outstanding on April 13, 2026. The numbers of Ordinary Shares reflected in the second column include (i) directly and indirectly owned Ordinary Shares; (ii) Ordinary Shares underlying stock options which are currently exercisable, or which become exercisable within 60 days of April 13, 2026; and (iii) unvested restricted share unit awards and related DEUs. In each case, except as otherwise indicated in the footnotes to the table, the number of Ordinary Shares shown in the second column are owned directly by the individuals or members of the group named in the first column, with sole voting and dispositive power. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations; inclusion in the table of Ordinary Shares not owned directly by the named director or executive officer does not constitute an admission that such Ordinary Shares are beneficially owned by the director or executive officer for any other purpose. Unless indicated otherwise below, the address of each beneficial owner is c/o Fresh Del Monte Produce Inc., 241 Sevilla Avenue, Coral Gables, Florida 33134.

Name of Beneficial Owner	Number of Ordinary Shares		Percent of Ordinary Shares (%)

Mohammad Abu-Ghazaleh	14,301,217	(1)	30.1

Amir Abu-Ghazaleh	324,444	(2)	0.7

Ahmad Abu-Ghazaleh	93,177	(3)	*

Charles Beard, Jr.	33,771	(4)	*

Michael J. Berthelot	12,137	(4)	*

Mary Ann Cloyd	31,878	(4)	*

Lori Tauber Marcus	27,261	(4)	*

Dr. Ajai Puri	12,355	(4)	*

Mohammed Abbas	59,930		*

Monica Vicente	21,227		*

Danny Dumas	2,560		*

Marissa R. Tenazas	8,050		*

All current directors and executive officers as a group (16 persons)	14,537,977	(5)	30.6

BlackRock, Inc.	5,284,959	(6)	11.1

The Vanguard Group	4,809,451	(7)	10.1

Dimensional Fund Advisors LP	3,797,751	(8)	8.0

* Less than 1%

(1)
Includes (i) 20,000 Ordinary Shares owned directly by Mr. Mohammad Abu-Ghazaleh’s spouse, (ii) 14,301,217 Ordinary Shares that Mr. Mohammad Abu-Ghazaleh is deemed to have beneficial ownership pursuant to irrevocable proxies granted to him (the “Irrevocable Proxies”) (including 9,276 shares issuable pursuant to RSUs and related DEUs that vest within 60 days after April 13, 2026). Pursuant to the Irrevocable Proxies, Mr. Mohammad Abu-Ghazaleh has been granted the power to vote the covered shares with respect to all matters, other than any proposal relating to a change of control of the Company. Mr. Mohammad Abu-Ghazaleh does not have dispositive power with respect to the 9,148,212 Ordinary Shares. Consequently, Mr. Mohammad Abu-Ghazaleh has sole voting and investment power with respect to 5,191,626 Ordinary Shares, has shared voting and investment power with respect to 20,000 Ordinary Shares and shared voting and no dispositive power with respect to 9,148,212 Ordinary Shares. Of the amount beneficially held, 6,598,951 Ordinary Shares (which includes 3,100,000 Ordinary Shares held by Mr. Amir Abu-Ghazaleh) are pledged or held in margin account which amount is less than the number of pledged shares disclosed in March 2023.
(2)
Includes 4,638 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after April 13, 2026. Pursuant to an Irrevocable Proxy, Mr. Amir Abu-Ghazaleh has granted the power to vote the covered shares with respect to all matters, other than any proposal relating to a change of control of the Company, to Mr. Mohammad Abu-Ghazaleh. Pursuant to the Irrevocable Proxies, Mr. Amir Abu-Ghazaleh has sole power to vote the Ordinary Shares with respect to any proposal related to a change of control of the Company and sole power to dispose or direct the disposition of the Ordinary Shares. Consequently, Mr. Amir Abu-Ghazaleh has shared voting and sole investment power with respect to 3,284,444 shares (included the 4,638 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after April 13, 2026). Of this amount, 3,100,000 Ordinary Shares are pledged or held in margin accounts (which are included in FN 1 above).
(3)
Includes (i) 4,638 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after April 13, 2026 and (ii) 40,000 Ordinary Shares owned by his children. Pursuant to an Irrevocable Proxy, Mr. Ahmad Abu-Ghazaleh has granted the power to vote 93,177

2026 Proxy Statement	Beneficial Ownership of Ordinary Shares | 75

Beneficial Ownership of Ordinary Shares

Ordinary Shares with respect to all matters (including 4,638 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after April 13, 2026), other than any proposal relating to a change of control of the Company, to Mr. Mohammad Abu-Ghazaleh. Pursuant to the Irrevocable Proxies, Mr. Ahmad Abu-Ghazaleh has sole power to vote those Ordinary Shares with respect to any proposal related to a change of control of the Company and sole power to dispose or direct the disposition of the Ordinary Shares. Consequently, Mr. Ahmad Abu-Ghazaleh has shared voting and sole investment power with respect to 53,177 shares and shared voting and no dispositive power with respect to 40,000 shares.
(4)
Includes 4,638 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after April 13, 2026.
(5)
Includes an aggregate of 44,751 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after April 1, 2026. Mr. Mohammad Abu-Ghazaleh has shared voting and no dispositive power with respect to 9,786,258 Ordinary Shares pursuant to the Irrevocable Proxies as described above (including 44,751 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after April 14, 2025). Mr. Mohammad Abu-Ghazaleh does not have dispositive power with respect to any shares that are beneficially held pursuant to the Irrevocable Proxies.
(6)
This amount is based solely on Amendment No. 8 to Schedule 13G filed with the SEC on July 18, 2025 by BlackRock, Inc. Of these shares, BlackRock has (i) sole power to vote or direct the vote with respect to 5,200,145 shares and (ii) sole power to dispose or direct the disposition of 5,284,959 shares. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(7)
This amount is based solely on Amendment No. 9 to Schedule 13G filed with the SEC on January 8, 2025, by The Vanguard Group. Of these shares, The Vanguard Group has (i) shared power to vote or direct the vote with respect to 40,308 shares, (ii) sole power to dispose of or direct the disposition 4,730,814 shares and (iii) shared power to dispose of or direct the disposition of 78,637 shares. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. On March 27, 2026, Vanguard filed a Schedule 13G/A (Amendment No. 13) reporting that on January 12, 2026, it went through an internal realignment pursuant to which certain subsidiaries or business divisions of subsidiaries of Vanguard, that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis) from Vanguard. Accordingly, Vanguard has stated that it no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. As of the date of this proxy statement, Fresh Del Monte has not received any filings from such subsidiaries and/or business divisions reflecting the disaggregated ownership.
(8)
This amount is based solely on Amendment No. 12 to Schedule 13G filed with the SEC on February 14, 2024 by Dimensional Fund Advisors LP (“Dimensional”). Of these shares, Dimensional has (i) sole power to vote or direct the vote with respect to 3,745,608 shares and (ii) sole power to dispose or direct the disposition of 3,797,751 shares. Dimensional is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940 and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over shares that are owned by the Funds, and may be deemed to be the beneficial owner of such shares held by the Funds. These shares are owned by the Funds and Dimensional disclaims beneficial ownership of such shares. The business address of Dimensional is 6300 Bee Cave Road, Austin, Texas 78746.

76 | Beneficial Ownership of Ordinary Shares	2026 Proxy Statement

APPROVAL OF THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

PROPOSAL 4—APPROVAL OF THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

PROPOSAL SUMMARY

On March 19, 2026, we consummated the acquisition of certain select assets from Del Monte Foods. With this business combination now complete, we had the opportunity to reunite the Del Monte® brand, which has existed across separate platforms for nearly four decades, under one roof with deep agricultural roots, global operating scale, and decades of experience managing complex food systems across geographies and categories.

As a result of the re-unification of the brand, we are seeking to change our corporate name from Fresh Del Monte Produce Inc., to Del Monte Corporation to better reflect a unified strategy of a brand whose heritage has always been rooted in bringing quality food to consumers around the world.

What Are You Voting On?

Cayman Islands law requires that all amendments to a company’s articles of association require approval by special resolution of at least two-thirds (2/3) of the votes cast by shareholders who are entitled to vote and are present in person or by proxy at the Annual Meeting. Our company’s name is set forth in Article I of our Second Amended and Restated Memorandum and Articles of Association (the “Existing Articles”).

We are asking our shareholders to adopt the Third Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex A (the “Proposed Articles”) to change our corporate name and make some other administrative changes that align the Existing Articles with the Cayman Islands Companies Act (As Revised) and current corporate governance practices by passing the following special resolution:

“RESOLVED, by special resolution that the Second Amended and Restated Memorandum and Articles of the Company be replaced in their entirety with the Third Amended and Restated Memorandum and Articles of Association attached at Annex A.”

CORPORATE NAME

We believe that changing the name of our company to "Del Monte Corporation" is the natural evolution of where we are today and where we intend to go in the future. We believe that our corporate identity must evolve to include our strategic direction to unify and bring the Del Monte® brand under one roof. Consequently, we believe that changing our name to “Del Monte Corporation” is the next step in our own journey and more accurately reflects how we see our company’s transition to a more aligned future.

Our common stock is currently listed for trading on the NYSE under the symbol “FDP”. If the amendment is approved and the name change becomes effective, our common stock will continue to be listed on the NYSE. We expect that our common stock will begin trading under a new NYSE symbol, “DMC”, which we have already reserved, at the time we effect our name change.

If the name change becomes effective, the rights of shareholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will shareholders be required to exchange outstanding stock certificates for new stock certificates as a result of the name change. After the name change, all newly issued and transferred shares will be held in direct registration accounts and, together with uncertificated shares currently held in direct registration accounts, will bear the name “Del Monte Corporation.”

If the name change is not approved, the Proposed Articles will not be made and the name of our Company and our ticker symbol for trading our common stock on the NYSE will remain unchanged. In making this recommendation, our Board is retaining the ability to, without further vote by our shareholders, delay or abandon the proposed name change at any time if the Board concludes that such action would be in the best interests of the Company and our shareholders.

OTHER ADMINISTRATIVE CHANGES

In addition to the name change, the Proposed Articles make administrative and clean-up changes to the Existing Articles to clarify certain provisions. Specifically, the Proposed Articles clarify that (i) either the Chair of holders of a majority of the shares entitled to be cast are entitled to adjourn a shareholder meeting to the extent that a quorum is not present, (ii) a resolution in writing adopted and signed (in one of more counterparts) by all directors of the Board or a committee, as the case may be, shall be valid and effective upon execution of the last directors and (iii) the Board has the right to appoint and remove officers. Each of these provisions aligns the Board rights with the rights permitted by the Cayman Islands Companies Act (As Revised).

2026 Proxy Statement	Other Matters | 77

APPROVAL OF THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

Voting Recommendation

The Board recommends that you vote “FOR” the approval of the following resolution.

“RESOLVED, by special resolution that the Second Amended and Restated Memorandum and Articles of the Company be replaced in their entirety with the Third Amended and Restated Memorandum and Articles of Association attached at Annex A.”

Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” the approval of the above special resolution approving the Third Amended and Restated Memorandum and Articles of Association.

Our Board believes that it is in the best interests of the Company to effect the name change and to make some other administrative changes that align the articles with the Cayman Island Companies Act (As Revised) and current corporate governance practices.

If the Proposed Articles are approved, the Company will file the Third Amended and Restated Memorandum and Articles of Association in the form of Annex A hereto with the Cayman Islands Registrar of Companies.

78 | Other Matters	2026 Proxy Statement

Other Matters

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the rules thereunder require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their share ownership and changes in such ownership. Based on a review of our records and certain written representations received from our executive officers and directors, we believe that during the 2025 fiscal year, all Section 16(a) filing requirements applicable to directors, executive officers and greater than 10% shareholders were complied with on a timely basis, other than one Form 4 for Mr. Mohammad Abu-Ghazaleh relating to a sale that was late due to an administrative oversight.

Proxy Solicitation Costs

We will pay the entire cost of soliciting proxies. In addition to solicitation by mail, proxies may be solicited on our behalf by directors, officers or employees in person, by telephone, by facsimile or by electronic mail. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of our Ordinary Shares.

Shareholder Proposals and Director Nominations for 2026 Annual General Meeting

Proposals for Inclusion in the Proxy Statement

Shareholders may submit proposals on matters appropriate for shareholder action at shareholder meetings in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2027 Annual General Meeting, all applicable requirements of Rule 14a-8 must be satisfied. Such proposals must be received by our directors in care of the Secretary, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134 no later than December 24, 2026.

Proposals not Included in the Proxy Statement and Nominations for Director

Our Second Amended and Restated Memorandum and Articles of Association govern the submission of nominations for director nominations or other business proposals that a shareholder wishes to have considered at the 2027 Annual General Meeting of Shareholders, but which are not included in the 2027 proxy statement. Under our Second Amended and Restated Articles of Association, shareholders must submit such proposals by delivering, by hand or by registered post, a notice setting out the precise language of any such proposal, together with a certificate certifying that such shareholder was a shareholder at the close of business on the relevant record date, to the directors in care of the Secretary, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134. The directors must receive such notice at least 80 and not more than 100 clear days prior to the relevant general meeting or within 10 days of the relevant record date if such record date has not been set or falls after that period of time. In addition, any shareholder recommending a director must submit in writing the information specified under “Shareholder Nominations of Director Candidates” to the Secretary. In order for shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual General Meeting, notice must be received by the same deadline above and must include the information required by Rule 14(a)-19(b)(2) and Rule 14(a)-19(b)(3) promulgated under the Exchange Act.

The proxy solicited by the Board for the 2027 Annual General Meeting will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which the Company has not been provided with notice in a timely manner in accordance with the notice requirements of our Second Amended and Restated Articles of Association, and (ii) any proposal made in accordance with the provisions of the Second Amended and Restated Articles of Association, if the 2027 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-8(b)(2) under the Exchange Act.

The chairman of the 2027 Annual General Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2026 Proxy Statement	Other Matters | 79

Other Matters

Shareholder Communications

Shareholders or other interested parties may contact the Board, any committee of the Board, the non-employee directors of the Board collectively or any individual director by writing to them in care of the Company’s General Counsel, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134. This centralized process assists the Board in reviewing and responding to shareholder communications in an appropriate manner. The General Counsel will forward such correspondence only to the intended recipient(s). Communications relating to accounting, audit matters, or internal controls will also be referred to the Audit Committee. Prior to forwarding any correspondence, the General Counsel will review such correspondence and, in her discretion, not forward correspondence deemed to be of a commercial nature or relating to an improper or irrelevant topic. The General Counsel also will attempt to handle the inquiry directly, for example, when it is a request for information about the Company or it is a stock-related matter.

Electronic Delivery

We have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting by reducing printing and mailing of full sets of materials. We mailed the Notice containing instructions on how to access our proxy statement and annual report online on or about April 24, 2026. If you would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Notice, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold shares in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our transfer agent, Computershare Investor Services in writing: P.O. Box 43078, Providence, Rhode Island 02940-3078, or by telephone: in the U.S., (866) 245-9962; outside the U.S., (201) 680-6578.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies of the Notice in the future, please contact Computershare Investor Services as indicated above. Beneficial shareholders can request information about householding from their nominee.

Available Information

We maintain an internet website at www.freshdelmonte.com. Copies of the charters of each of the Audit, Compensation and Governance Committees, together with our Corporate Governance Guidelines and Code of Ethics Policy, can be found under the Investor Relations—Governance section of our website at www.freshdelmonte.com, and such information is also available in print to any shareholder who requests it through our Investor Relations department at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the 2025 fiscal year as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through the Investor—SEC Filings link on our website at, www.freshdelmonte.com. A request for a copy of such report should be directed to: Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134, Attention: Investor Relations. A copy of any exhibit to the Annual Report on Form 10-K for the 2025 fiscal year will be forwarded following receipt of a written request to Investor Relations.

80 | Other Matters	2026 Proxy Statement

APPENDIX A

APPENDIX A

Reconciliation of Non-GAAP Measures

This proxy statement includes the following non-GAAP measures: adjusted net income, adjusted diluted EPS, and adjusted operating income. Adjusted net income, adjusted diluted EPS and adjusted operating income reflect adjustments related to asset impairment and other charges (credits), gain on disposal of property, plant and equipment, net, product-related charges, and other adjustments detailed in the tables below.

The Company uses these metrics because management believes they provide more comparable measures to evaluate period-over-period operating performance since they exclude special items that are not indicative of the Company’s core business or operations. These measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business because these measures:

•
are used by investors to measure a company’s comparable operating performance;
•
are financial measurements that are used by lenders and other parties to evaluate creditworthiness; and
•
are used by the Company’s management for various purposes, including as measures of performance of its operating entities, as a basis of strategic planning and forecasting, and in certain cases as a basis for incentive compensation.

Because all companies do not use identical calculations, the Company’s presentation of these non-GAAP financial measures may not be comparable to similarly titled measures used by other companies.

			Fresh Del Monte Produce Inc. and Subsidiaries
			Non-GAAP Reconciliations
			(U.S. dollars in millions, except per-share amounts)
			Year ended

	December 26, 2025					December 27, 2024

	Net Sales	Gross profit	Operating Income	Net income attributable to Fresh Del Monte Produce Inc.	Diluted EPS	Net Sales	Gross profit	Operating income	Net income attributable to Fresh Del Monte Produce Inc.	Diluted EPS

As reported	$4,322.3	$399.1	$137.4	$90.7	$1.88	$4,280.2	$357.9	$196.3	$142.2	$2.96

Adjustments:

Divestiture of Mann Packing (1)	(224.8)	30.6	41.7	42.0	0.87	(292.4)	17.7	28.0	28.3	0.59

Other product-related charges(credits) (2)	—	(0.5)	(0.5)	(0.5)	(0.01)	—	1.0	1.0	1.0	0.02

Asset impairment and other charges, net (3)	—	—	59.3	59.3	1.22	—	—	4.2	4.2	0.09

Gain on disposal of property, plant and equipment, net (4)	—	—	(13.6)	(13.6)	(0.28)	—	—	(42.9)	(42.9)	(0.89)

Other adjustments (5)	—	(2.4)	(2.4)	(2.4)	(0.05)	—	—	—	—	—

Tax effects of all adjustments and other tax-related items (6)	—	—	—	2.2	0.05	—	—	—	11.7	0.24

As adjusted	$4,097.5	$426.8	$221.9	$177.7	$3.68	$3,987.8	$376.6	$186.6	$144.5	$3.01

(1) Divestiture of Mann Packing includes the operating results of Mann Packing Inc. ("Mann Packing") and its wholly owned subsidiaries as a result of the sale of the Mann Packing business, including substantially all of its operational assets, during the fourth quarter of 2025 (refer to Form 10-K for the year ended December 26, 2025, for further information regarding the divestiture). For the quarter and year ended December 27, 2024, divestiture of Mann Packing includes the results of Fresh Leaf Farms, LLC ("Fresh Leaf Farms"), a wholly owned subsidiary of Mann Packing which was sold as part of a separate transaction during the fourth quarter of 2024. Management believes that such adjustments should enhance shareholders' ability to evaluate the Company's core business results going forward.

For the year ended December 26, 2025, the adjustments exclude $17.9 million of asset impairment and other charges associated with the divestiture of Mann Packing as these charges are included in "Asset impairment and other charges, net" as described in Tickmark (3) below. For the quarter and year ended December 26, 2025, the adjustments also exclude tax effects of $0.1 million and $0.2 million, respectively. For the quarter and year ended December 27, 2024, the adjustments exclude a $4.3 million gain on disposal of property and equipment related to the sale of the operating assets of Fresh Leaf Farms and a $1.4 million asset impairment charge associated with goodwill in the Company's

2026 Proxy Statement	Appendix A | A-1

Appendix A

vegetable reporting unit. For the quarter and year ended December 27, 2024, the adjustments also exclude tax effects of $0.3 million in each period. The tax effects associated with the operating results of Mann Packing are included in the amounts referenced in Tickmark (6) below. Total diluted EPS for the divestiture of Mann Packing when including the impacts of asset impairments and other charges and tax effects for the quarter and year ended December 26, 2025 was$(0.27) and $(1.24). For the quarter and year ended December 27, 2024, total diluted EPS for the divestiture of Mann Packing when including the impacts of asset impairments and other charges and tax effects was $(0.08) and $(0.49).

(2) Other product-related charges (credits) for the year ended December 26, 2025, primarily consisted of insurance recoveries related to damages incurred as a result of Hurricane Beryl during July 2024. Other product-related charges (credits) for the quarter ended December 27, 2024, primarily consisted of $0.2 million of inventory write-offs related to flooding damage at melon farms in Costa Rica. Other product-related charges (credits) for the year ended December 27, 2024, also included $1.2 million of severance charges from the outsourcing of certain functions within the Company's fresh and value-added operations and $1.0 million of additional logistic and inventory write-off expenses incurred as a result of Hurricane Beryl during July 2024, partially offset by $1.7 million of insurance recoveries, net of expenses, associated with the flooding of a production facility in Greece.

(3) Asset impairment and other charges, net for the quarter ended December 26, 2025, primarily consisted of $1.5 million of legal settlement charges related to the restoration of a previously leased farm in Chile, a $0.6 million increase in reserves related to the Company's environmental liability related to the Kunia Well Site matter, and a $0.6 million write-off of obsolete software. Asset impairment and other charges, net for the year ended December 26, 2025 also included $37.2 million of impairment charges related to low-productivity banana farms in the Philippines, $17.9 million of impairment charges associated with the divestiture of Mann Packing, and $0.6 million related to a leased grape farm in Chile. Asset impairment and other charges, net for the quarter ended December 27, 2024, primarily consisted of $1.5 million of impairment charges related to damaged and unused housing at farms in Costa Rica and a $1.4 million impairment charge related to goodwill in the vegetable reporting unit. Asset impairment and other charges, net for the year ended December 27, 2024, also included $1.8 million of legal settlement charges, $0.5 million of reserves related to a regulatory matter arising from our third-party logistics operations, partially offset by $2.0 million of insurance recoveries associated with fire damage to a warehouse facility in South America.

(4) Gain on disposal of property, plant and equipment, net for the quarter ended December 26, 2025 primarily related to a $6.9 million gain on the sale of three carrier vessels and a $0.8 million gain on the sale of an administrative office in Costa Rica. Gain on disposal of property, plant and equipment, net for the year ended December 26, 2025 also included a $2.9 million gain on the sale of an additional carrier vessel, a $2.1 million gain on the sale of two idle properties in Chile, and a $0.8 million gain from the sale of idle land in Guatemala. Gain on disposal of property, plant and equipment, net for the quarter ended December 27, 2024, primarily related to a $11.3 million gain on the sale of a Canadian distribution center, $4.3 million related to the sale of the operating assets of Fresh Leaf Farms, a North American subsidiary of Mann Packing, and $0.5 million related to the sale of an administrative office in Central America, Gain on disposal of property, plant and equipment, net for the year ended December 27, 2024 also included a $14.7 million gain from the sale of two idle facilities in South America, a $7.7 million gain from the sale of a warehouse in South America and a $3.4 million gain from the sale of a warehouse in Europe.

(5) Other adjustments for the quarter and year ended December 26, 2025 related to one-time out-of-period accounting adjustments to correct certain discrete items within our cost of goods sold.

(6) Tax effects are calculated in accordance with ASC 740, Income Taxes, using the same methodology as the GAAP provision of income taxes. The year ended December 26, 2025 includes a $1.8 million charge related to a $20.5 million gain on the 2023 sale of two distribution centers and related assets in Saudi Arabia.

A-2 | Appendix A	2026 Proxy Statement

ANNEX A

ANNEX A

THE COMPANIES ACT (AS AMENDED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

DEL MONTE CORPORATION

(Adopted by special resolution passed on [•], 2026)

1.
The name of the Company is DEL MONTE CORPORATION.
2.
The Registered Office of the Company will be situated at the offices of H&C Corporate Services Limited, P.O. Box 1569, 6th Floor Athena Tower, 71 Fort Street, George Town, Grand Cayman KY11-1110, Cayman Islands, or at such other location within the Cayman Islands as the Board may from time to time determine.
3.
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Act or any other law of the Cayman Islands.
4.
The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by the Companies Act.
5.
The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.
6.
The liability of each Shareholder of the Company is limited to the amount, if any, unpaid on the Shares held by such Shareholder.
7.
The authorised share capital of the Company is US$2,500,000 divided into (i) 200,000,000 Ordinary Shares of a nominal or par value of US$0.01 each, and (ii) 50,000,000 Preferred Shares of a nominal or par value of US$0.01 each, provided always that subject to the Companies Act and the Articles of Association the Company shall have power to redeem or purchase any of its Shares and to sub-divide or consolidate the said Shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide, every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.
8.
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
9.
Capitalized terms that are not defined in this Memorandum of Association bear the same meanings as those given in the Articles of Association of the Company.

2026 Proxy Statement	Annex A | A-1

ANNEX A

CLAUSE

TABLE A	A-3
INTERPRETATION	A-3
PRELIMINARY	A-6
SHARES	A-6
General	A-6
Modification of Rights	A-6
Transfer and Registration of Shares	A-7
Alteration of Share Capital	A-7
Redemption, Repurchase and Surrender of Shares	A-7
Treasury Shares	A-8
Dividends	A-8
MEETINGS OF SHAREHOLDERS	A-9
Ability to Call Meeting	A-9
Notice of General Meetings	A-9
Quorum	A-9
Virtual Participation in Meetings	A-10
Adjournment, Cancellation or Postponement	A-10
Voting and Proxies	A-10
DIRECTORS	A-11
Powers and Duties of Directors	A-11
Number and Term of Office	A-11
Election of Directors	A-12
Removal	A-12
Vacancies	A-12
Relinquishment of Office of Director	A-12
Shareholding Qualification	A-12
Committees of the Board	A-13
Meetings; Voting; Conduct of Business	A-13
Director Conflicts of Interest	A-14
Officers	A-15
NOTICES	A-15
MISCELLANEOUS	A-17
The Seal	A-17
Accounts, Annual Return and Declaration	A-17
Capitalisation of Reserves	A-17
Share Premium Account	A-18
Depositary and Clearing Houses	A-18
Non-Recognition of Trusts	A-18
Winding Up	A-18
Amendment of Articles of Association	A-18
Registration by Way of Continuation	A-19
Disclosure	A-19

A-2 | Annex A	2026 Proxy Statement

ANNEX A

THE COMPANIES ACT (AS AMENDED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

DEL MONTE CORPORATION

(Adopted by special resolution passed on [•], 2026)

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Law shall not apply to the Company and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.
In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Articles”	means these articles of association of the Company, as amended or substituted from time to time;
“Board” and “Board of Directors”	means the board of directors of the Company, or as the case may be, a committee thereof;
“Business Day”	means any day other than Saturday, Sunday, or other day on which commercial banks located in the Cayman Islands and the United States are authorized or required by law or executive order to be closed.
“Chairperson”	means the chairperson of the Board of Directors;
“Class” or “Classes”	means any class or classes of Shares as may from time to time be issued by the Company;
“Commission”	means the Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act;
“Company”	means DEL MONTE CORPORATION, a Cayman Islands exempted company;
“Companies Act”	means the Companies Act (as amended) of the Cayman Islands and any statutory amendment or re-enactment thereof;
“Company’s Website”	means the main corporate and investors relations website of the Company, the address or domain name of which has been notified to Shareholders;
“Designated Stock Exchange”	means any national securities exchange or automated quotation system on which the Shares or securities are then traded, including but not limited to the New York Stock Exchange;
“Designated Stock Exchange Rules”	means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchange;

2026 Proxy Statement	Annex A | A-3

ANNEX A

“Director”	means a member of the Board;
“electronic”	has the meaning given to it in the Electronic Transactions Act;
“electronic communication”	means electronic posting to the Company’s Website, transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by the Board;
“Electronic Transactions Act”	means the Electronic Transactions Act (as amended) of the Cayman Islands and any statutory amendment or re-enactment thereof;
“Independent Director”	means a Director who is an independent director as defined in the Designated Stock Exchange Rules;
“Law”

means the Companies Act and every other law and regulation of the Cayman Islands or any other jurisdiction for the time being in force concerning companies and affecting the Company, including the federal securities laws of the United States;

“Memorandum”	means the memorandum of association of the Company, as amended or substituted from time to time;
“Ordinary Resolution”

means a resolution passed by a simple majority of the votes cast by such Shareholders on such matter as, being entitled to do so, in person or by proxy.

For purposes of determining votes cast, abstentions and broker non-votes shall be not be deemed to have been “cast”.

“Ordinary Shares”	means an ordinary share of a par value of US$0.01 in the capital of the Company and having the rights provided for in these Articles;
“Person”

means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or officer of the Company in which circumstances Person shall mean any natural person;

“Preferred Shares”	means a preferred share of a par value of US$0.01 in the capital of the Company;
“Register”	means the register of Shareholders of the Company maintained in accordance with the Companies Act;
“Registered Office”	means the registered office of the Company as required by the Companies Act;
“Registration Agent”	means the Person maintaining the Company’s register of Shareholders;
“Seal”	means the common seal of the Company (if adopted) including any facsimile thereof;
“Secretary”	means any Person (if any) appointed by the Board to perform any of the duties of the secretary of the Company;
“Securities Act”

means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

A-4 | Annex A	2026 Proxy Statement

ANNEX A

“Share”

means a share in the capital of the Company, including the Ordinary Shares and Preferred Shares. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require;

“Shareholder”	means a Person who is registered as the holder of any Share in the Register (a Member as set forth in Section 38 of the Companies Act);
“Share Premium Account”	means the share premium account established in accordance with these Articles and the Companies Act;
“signed”

means bearing a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication;

“Special Resolution”	has the meaning given to it in the Companies Act. For purposes of determining votes cast, abstentions and broker non-votes shall be not be deemed to have been “cast”.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Companies Act;
“United States”	means the United States of America, its territories, its possessions and all areas subject to its jurisdiction;
“year”	means calendar year.

2.
In these Articles, save where the context requires otherwise:
(a)
words importing the singular number shall include the plural number and vice versa;
(b)
words importing the masculine gender only shall include the feminine gender and any Person as the context may require;
(c)
the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;
(d)
reference to a dollar or dollars (or US$) and to a cent or cents is reference to dollars and cents of the United States;
(e)
reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;
(f)
reference to any determination by the Board or by Directors shall be construed as a determination by the Board in its sole and absolute discretion and shall be applicable either generally or in any particular case;
(g)
reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another;
(h)
any requirements as to delivery under these Articles include delivery in the form of an electronic record (as defined in the Electronic Transactions Act) or an electronic communication;
(i)
the term "clear days" in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and
(j)
any requirements as to execution or signature under these Articles including the execution of these Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

2026 Proxy Statement	Annex A | A-5

ANNEX A

3.
Subject to the last two preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.
The Registered Office shall be at such address in the Cayman Islands as the Board may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Board may from time to time determine.
5.
The Company shall keep, or cause to be kept, the Register at such place and with such Person as the Board may from time to time determine and, in the absence of any such determination, the Register shall be kept at the Registered Office.

SHARES

General

6.
Subject to these Articles and, where applicable, the rules of the Designated Stock Exchange, all Shares for the time being unissued shall be under the control of the Board who may:
(a)
issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as the Board may from time to time determine; and
(b)
grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

and, for such purposes, the Board may reserve an appropriate number of Shares for the time being unissued. For the avoidance of doubt, the Board may in its absolute discretion and without approval of the existing Shareholders, issue Shares, or issue other securities in one or more Classes or series as the Board deems necessary and appropriate, and determine designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers and rights associated with the Shares held by existing Shareholders, at such times and on such other terms as the Board thinks proper. The Company shall not issue Shares to bearer.

7.
The Board may authorise the division of Shares, into any number of Classes and the different Classes shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Board.
8.
The Board may refuse to accept any application for Shares and may accept any application in whole or in part, for any reason or for no reason.

Modification of Rights

9.
Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, be materially adversely varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by two-thirds of the votes cast at such a meeting on such resolution. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy one-third of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall have one vote for each Share of the Class held by him. For the purposes of this Article, the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights

A-6 | Annex A	2026 Proxy Statement

ANNEX A

attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.
10.
The rights conferred upon the holders of any Shares issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to such Shares issued, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of further Shares (for the avoidance of doubt including, without limitation, Preferred Shares) ranking pari passu with or senior to them or the redemption or purchase of any Shares of any Class by the Company.

Transfer and Registration of Shares

11.
The process and procedures for the issuance, transfer and replacement of Shares shall be set forth in the corporate governance policies adopted by the Board.
12.
Title to listed Shares of the Company may be evidenced and transferred in accordance with the laws applicable to and the rules and regulations of the relevant Designated Stock Exchange that are or shall be applicable to such listed Shares.

Alteration of Share Capital

13.
The Company may, from time to time by Ordinary Resolution, increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.
14.
The Company may, by Ordinary Resolution:
(a)
consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;
(b)
convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;
(c)
subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and
(d)
cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.
15.
The Shareholders may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

Redemption, Repurchase and Surrender of Shares

16.
Subject to the provisions of the Companies Act and these Articles, the Company may:
(a)
issue Shares that are to be redeemed or are liable to be redeemed at the option of the Shareholder who holds such Shares or the Company. The redemption of Shares shall be effected in such manner and upon such terms as may be determined, before the issue of such Shares, by the Board;
(b)
purchase its own Shares (including any redeemable Shares) in such manner and upon such terms as have been approved by the Board, or are otherwise authorized by these Articles; and
(c)
make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act, including out of its capital.
17.
The purchase of any Share shall not oblige the Company to purchase any other Share other than as may be required pursuant to applicable law and any other contractual obligations of the Company.

2026 Proxy Statement	Annex A | A-7

ANNEX A

Treasury Shares

18.
Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Act. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.
19.
No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Shareholders on a winding up) may be declared or paid in respect of a Treasury Share.
20.
The Company shall be entered in the Register as the holder of the Treasury Shares provided that:
(a)
the Company shall not be treated as a Shareholder for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;
(b)
a Treasury Shares shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Act, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.
21.
Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

Dividends

22.
Subject to any rights and restrictions for the time being attached to any Shares and the Companies Act, the Board may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor in the manner and subject to the conditions and restrictions as determined by the Board from time to time.
23.
Any dividend payable in cash to the holder of Shares may be paid in any manner determined by the Board. If paid by cheque it will be sent by mail addressed to the holder at his or her address in the Register, or addressed to such person and at such addresses as the holder may direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such Shares, and shall be sent at his, her or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.
24.
All dividends unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend unclaimed after a period of the lesser of (i) six (6) years from the date of declaration of such dividend or (ii) one year after dissolution of the Company may be forfeited by the Board of Directors and, if so forfeited, shall revert to the Company.

Fractional Shares

25.
The Board may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

A-8 | Annex A	2026 Proxy Statement

ANNEX A

MEETINGS OF SHAREHOLDERS

Ability to Call Meeting

26.
Except as otherwise required by Law, a general meeting may only be called by a resolution of a majority of the Board of Directors or by the Chairman of the Board of Directors, provided that an annual general meeting shall be held once in each calendar year.

Notice of General Meetings

27.
Notice of any meeting of Shareholders (for meetings called by the Board of Directors or by Shareholders in accordance with Article 26) shall be given not less than ten (10) nor more than sixty (60) days before the date of any meeting of Shareholders, to each Shareholder entitled to vote at such meeting, as of the record date for determining the stockholders entitled to notice of the meeting.
28.
The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.
29.
Shareholders at a general meeting may only consider proposals or nominations specified in the notice of meeting which shall include any proposal or nomination brought before the meeting (a) by or at the direction of the Board or (b) by a Shareholder who is a Shareholder as at the record date for the relevant meeting and who has tabled or put forward a proposal or nomination for consideration at a general meeting in accordance with the provisions of these Articles. In the case of (b), such proposal or nomination shall only be valid if (i) it contains the precise language of any such proposal or nomination to be considered by Shareholders as shall be determined in the absolute discretion of the Directors and (ii) it is forwarded to the Directors by hand or by registered post, along with a certificate certifying that such Shareholder is a Shareholder as at the record date for the relevant meeting, at least 80 and not more than 100 clear days prior to the relevant general meeting or within 10 clear days of the relevant record date if such record date has not been set or falls after that period of time.

Quorum

30.
No business except for the appointment of a chairperson of the meeting shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. Except as otherwise provided by these Articles, the holders of a majority of the Shares entitled to vote at the general meeting, present in person, by remote communication or represented by proxy, shall constitute a quorum for all purposes, unless or except to the extent that a presence of a larger number may be required by Law.
31.
If, within half an hour from the time appointed for the meeting, a quorum is not present, then either (i) the chairperson of the meeting or (ii) the holders of a majority of the Shares entitled to be cast by the Shareholder entitled to vote at the general meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting.
32.
When a meeting is adjourned to another time or place, unless required by Law, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which Shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of Shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting, and shall give notice of the adjourned meeting to each Shareholders entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2026 Proxy Statement	Annex A | A-9

ANNEX A

Virtual Participation in Meetings

33.
To the extent approved by the Board or the Chairperson, participation for a specific general meeting or all general meetings of the Company may be by means of a telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

Adjournment, Cancellation or Postponement

34.
The chairperson may adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business which might lawfully have been transacted at the meeting had the adjournment not taken place. When a meeting is adjourned for fourteen (14) days or more, at least seven (7) clear days’ notice of the adjourned meeting shall be given specifying the time and place of the adjourned meeting but it shall not be necessary to specify in such notice the nature of the business to be transacted at the adjourned meeting and the general nature of the business to be transacted. Save as aforesaid, it shall be unnecessary to give notice of an adjournment.
35.
The Board may cancel or postpone any duly convened general meeting at any time prior to such meeting for any reason or for no reason, upon notice in writing to Shareholders. A postponement may be for a stated period of any length or indefinitely as the Board may determine. Notice of the business to be transacted at such postponed general meeting shall not be required. If a general meeting is postponed in accordance with this Article, the appointment of a proxy will be valid if it is received as required by these Articles not less than forty-eight (48) hours before the time appointed for holding the postponed meeting.

Voting and Proxies

36.
Subject to any rights and restrictions for the time being attached to any Share by Law, at a general meeting, every Shareholder present in person or by proxy shall have one vote for each Ordinary Share of which such Shareholder is the holder and the number of votes set forth in the terms of the Preferred Shares, if any, for each Preferred Share of which such Shareholder is the holder.
37.
Votes may be given either personally or by proxy.
38.
The instrument appointing a proxy shall be (i) in writing under the hand of the appointor or of his or her attorney duly authorised in writing or, if the appointor is a corporation or a company, either under Seal or under the hand of an officer or attorney duly authorised or (ii) by way of a telephone or other similar communication equipment or electronic means approved by the Board from time to time. A proxy need not be a Shareholder. An instrument or other means appointing a proxy may be in any usual or common form or such other form as the Board may approve and, in the case of an instrument appointing a proxy in writing, such instrument shall be deposited with the Company in accordance with the terms of the notice of the relevant general meeting.
39.
All actions that are presented at any general meeting or any special meeting to be voted upon shall be adopted by Ordinary Resolution, unless such action is required to be passed by a Special Resolution under the Companies Act.

DETERMINATION OF RECORD DATE

40.
For the purpose of determining Shareholders entitled to notice of, or to vote at any meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Shareholders for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the requirements of the Designated Stock Exchange, provide that the Register of Shareholders shall be closed for transfers for a stated period which shall not in any case exceed forty days.
41.
In lieu of, or apart from, closing the Register of Shareholders, the Directors may fix in advance a date as the record date for any such determination of Shareholders entitled to notice of, or to vote at any meeting of the Shareholders or any adjournment thereof, or for the purpose of determining the Shareholders entitled to receive payment of any

A-10 | Annex A	2026 Proxy Statement

ANNEX A

Dividend or other distribution, or in order to make a determination of Shareholders for any other purpose, provided that the record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board shall, unless otherwise required by applicable law, not be more than sixty (60) nor less than ten (10) days before the date of any meeting of Shareholders.
42.
If the Register of Shareholders is not so closed and no record date is fixed for the determination of Shareholders entitled to notice of, or to vote at, a meeting of Shareholders or Shareholders entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

DIRECTORS

Powers and Duties of Directors

43.
Subject to the Companies Act, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Board, who may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Board that would have been valid if that resolution had not been passed.
44.
The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.
45.
The Board may, from time to time, and except as required by applicable law or the listing rules of the Designated Stock Exchange, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Board on various corporate governance related matters as the Board shall determine by resolution from time to time.

Number and Term of Office

46.
The number of Directors which shall constitute the Board of Directors of the Company shall be between three (3) and nine (9). Upon the adoption of these Articles of Association the Directors shall be divided by resolution of the Directors into three classes of equal size, designated as Class I, Class II and Class III, provided however, that if the total number of Directors is 4, 5, 7, or 8, one Class may have one fewer or one more Director than the other two Classes. The Board of Directors shall make the subsequent appointments of individual Directors to particular Classes. Any increase or decrease in the number of Directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.
47.
Each Director shall serve for a term ending on the date of the third annual general meeting following the annual general meeting at which such Director was elected.
48.
For so long as Shares are listed on the Designated Stock Exchange, the Directors shall include such number of Independent Directors as applicable law, rules or regulations or the Designated Stock Exchange Rules require, unless the Board resolves to follow any available exceptions or exemptions.
49.
Each Director shall hold office until the earliest to occur of (i) expiration of his or her term as provided in the written agreement with the Company relating to the Director’s term, if any, and the election or appointment of his or her successor, (ii) his or her resignation or (iii) his or her removal pursuant to these Articles notwithstanding any agreement between such Director and the Company.

2026 Proxy Statement	Annex A | A-11

ANNEX A

Election of Directors

50.
The Directors shall be nominated by the Board or by Shareholders holding at least twenty-five percent (25%) of the votes of the issued and outstanding Ordinary Shares present and entitled to vote thereon, voting as a single class. Once nominated, the Directors shall be elected to the Board of Directors by Ordinary Resolution on the election of such Director at any general meeting called for that purpose at which a quorum is present.

Removal

51.
A Director may be removed from office by Ordinary Resolution, notwithstanding anything in these Articles or in any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement).

Vacancies

52.
The Board, by the affirmative vote of a simple majority of the Directors present and voting at a meeting of the Board of Directors, may at any time and from time to time appoint any person to be a Director to fill a vacancy arising from the resignation or removal of a former Director or as an addition to the existing Board, subject to compliance with director qualification requirements under the Designated Stock Exchange Rules as long as Shares are listed on the Designated Stock Exchange, unless the Board resolves to follow any available exceptions or exemptions.

53.
The continuing Directors may act notwithstanding any vacancy in their body.

Relinquishment of Office of Director

54.
A Director shall have relinquished his or her position as a Director if the Director:
(a)
resigns his or her office by Notice delivered to the Company at the Office or tendered at a meeting of the Board;
(b)
becomes of unsound mind or dies;
(c)
without special leave of absence from the Board, is absent from meetings of the Board for three consecutive times and the Board resolves that his or her office be vacated; or
(d)
becomes bankrupt or has a receiving order made against him or suspends payment or compounds with his or her creditors;
(e)
is prohibited by Law from being a Director; or
(f)
ceases to be a Director by virtue of any provision of the Companies Act or is removed from office pursuant to these Articles.

Shareholding Qualification

54.
The Board shall determine the qualification for Directors.

Committees of the Board

55.
The Board may delegate any of its powers to committees consisting of one or more directors; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Board.
56.
Subject to any regulations imposed on it by the Board, a committee appointed by the Board may elect a chairperson of its meetings. If no such chairperson is elected, or if at any meeting the chairperson is not present within sixty (60) minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairperson of the meeting.

A-12 | Annex A	2026 Proxy Statement

ANNEX A

57.
Any such delegates as aforesaid may be authorised by the Board to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

Meetings; Voting; Conduct of Business

59.
The Board and each committee thereof may meet together (either in person within or without the Cayman Islands or virtually in accordance with Section 61) or act by written consent for the dispatch of business, adjourn, and otherwise regulate its meetings and proceedings as it thinks fit.
60.
A meeting of the Board may be convened by the Secretary on request of the Chairperson, the Chief Executive Officer or by any Director. The Secretary shall convene a meeting of the Board (i) upon written notice of at least three (3) business days to all Directors which notice shall set forth the general nature of the business to be considered of the Board or committee, as the case may be, unless notice is waived by all the Directors either at, before or after the meeting is held and (ii) in accordance with the other procedures set forth in the Corporate Guidelines as approved by the Board from time to time. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Shareholders shall apply mutatis mutandis.
61.
A Director may participate in any meeting of the Board or of any committee thereof by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.
62.
The quorum necessary for the transaction of the business of the Board or any committee thereof at a meeting shall be a majority of the Directors that constitute the Board or the relevant committee, as the case may be, at the time of the notice for such meeting shall be given.
63.
All matters arising at any meeting of the Board or any committee thereof shall be decided by a majority of the votes cast at the meeting, provided that a quorum is present and matters arising by written consent of the Board or any committee shall be approved when the last relevant Directors has signed.
64.
Each Director shall be entitled to cast one (1) vote on each matter submitted to the Board, or to any committee thereof of which he or she is a member.
65.
The Directors may elect a chairperson of their meetings and determine the period for which he or she is to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within fifteen (15) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairperson of the meeting.
66.
The Board shall cause minutes to be made for the purpose of recording:
(a)
all appointments of officers made by the Board;
(b)
the names of the Directors present at each meeting of the Board and of any committee of the Board; and
(c)
all resolutions and proceedings at all meetings of the Company, and of the Board and of committees of Board.
67.
All acts done by the Board or of a committee of the Board shall be as valid as if every such Person had been duly appointed and was qualified to be a Director notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director(s) or that such Director(s) were disqualified.

CONFLICT OF INTERESTS

Director Conflicts of Interest

68.
Subject to the Law and to these Articles, no Director or proposed or intending Director shall be disqualified by his or her office from contracting with the Company, either with regard to his or her tenure of any office or place of profit or as vendor, purchaser or in any other manner whatever, nor shall any such contract or any other contract or

2026 Proxy Statement	Annex A | A-13

ANNEX A

arrangement in which any Director is in any way interested be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company or the Shareholders for any remuneration, profit or other benefits realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established provided that such Director shall disclose the nature of his or her interest in any contract or arrangement in which he or she is interested in accordance with Article 70 herein. Any such transaction that would reasonably be likely to affect a Director’s status as an “Independent Director”, or that would constitute a “related party transaction” as defined under applicable law or the rules of the Designated Stock Exchange, shall require the approval of the Audit Committee.
69.
A Director who to his or her knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the Company shall declare the nature of his or her interest at the meeting of the Board at which the question of entering into the contract or arrangement is first considered, if he or she knows his or her interest then exists, or in any other case at the first meeting of the Board after he or she knows that he or she is or has become so interested.
70.
Following a declaration being made pursuant to the last preceding two Articles, subject to any separate requirement for Audit Committee approval under applicable law or the listing rules of the Company’s Designated Stock Exchange, and unless disqualified by the Chairperson of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.
71.
Subject to any corporate governance policies adopted by the Board, a Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his or her office of Director for such period and on such terms (as to remuneration and otherwise) as the Board may determine and no Director or intending Director shall be disqualified by his or her office from contracting with the Company either with regard to his or her tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his or her interest, may be counted in the quorum present at any meeting of the Board whereat he or she or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he or she may vote on any such appointment or arrangement.

Officers

72.
Subject to these Articles, the Board may from time to time appoint or remove any natural person, whether or not a Director, to hold such office in the Company as the Board may think necessary for the administration of the Company.
73.
The Board may appoint any natural person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as it thinks fit. Any Secretary or assistant Secretary so appointed by the Board may be removed by the Board.
74.
The Board may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as it may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Board may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

A-14 | Annex A	2026 Proxy Statement

ANNEX A

NOTICES

75.
Except as otherwise provided in these Articles, at the discretion of the Board, any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it by airmail or by courier service in a prepaid letter addressed to such Shareholder at his or her address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile to any facsimile number such Shareholder may have specified in writing for the purpose of such service of notices, or by placing it on the Company’s Website should the Board deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.
76.
Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.
77.
Any notice or other document, if served by:
(a)
post, shall be deemed to have been served five (5) days after the time when the letter containing the same is posted;
(b)
facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;
(c)
courier service, shall be deemed to have been served forty-eight (48) hours after the time when the letter containing the same is delivered to the courier service; or
(d)
electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail; or
(e)
placing it on the Company’s Website, shall be deemed to have been served immediately upon the time when the same is placed on the Company’s Website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

78.
Any notice or document delivered or sent by post to or left at the registered address of any Shareholder in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his or her death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his or her name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.
79.
Notice of every general meeting shall be given to:
(a)
all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and
(b)
every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his or her death or bankruptcy would be entitled to receive notice of the meeting and who has supplied to the Company an address for the giving of notices to him.

No other Person shall be entitled to receive notices of general meetings.

INDEMNIFICATION AND INSURANCE

80.
Every Director and officer of the Company and any former Director or former officer (solely with respect to such former Director's or officer's term as such) and any individual who, at the request of the Company, serves or has served as a director, officer, partner or trustee of (i) another corporation, partnership, joint venture or other entity

2026 Proxy Statement	Annex A | A-15

ANNEX A

which is a subsidiary of the Company, or (ii) a trust or employee benefit plan associated with the business of the Company or a subsidiary of the Company (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company from and against any claim or liability and all actions, proceedings, costs, charges, damages or expenses (including legal expenses), losses, or liabilities whatsoever which he or she incurred or sustained as a result of any act or failure to act in carrying out their functions (including any claim or liability to which such person may become subject or which such person may incur by reason of his or her status as a present or former Director or officer of the Company), including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by him in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere other than such liability (if any) that they may incur by reason of their own actual fraud or willful default.
81.
No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or willful default of such Indemnified Person. No person shall be found to have committed actual fraud or willful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.
82.
The Company shall advance to each Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.
83.
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.
84.
Neither the amendment nor repeal of Articles 79-83 of these Articles, nor the adoption or amendment of any other provision of the Memorandum and Articles of Association of the Company inconsistent with Articles 79-83 of these Articles, shall apply to affect in any respect the applicability of Articles 79-83 of these Articles with respect to any act, or circumstance or condition, or failure to act, which occurred prior to such amendment, repeal or adoption.

MISCELLANEOUS

The Seal

85.
The Seal shall not be affixed to any instrument except by the authority of any Director provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixing of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as any Director may appoint for the purpose and such Person or Persons as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.
86.
The Company may maintain a facsimile of the Seal in such countries or places as the Board may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of any Director provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixing’s of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as any Director may appoint for the purpose and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as any Director may appoint for the purpose.

A-16 | Annex A	2026 Proxy Statement

ANNEX A

87.
Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company. The financial year of the company shall end on (i) the last Friday of the calendar year or the first Friday subsequent to the end of the calendar year, whichever is closest to the end of the calendar year or (ii) such other date as the Directors may determine.

Accounts, Annual Return and Declaration

88.
The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Board. The books of account shall be kept at the Registered Office, or at such other place or places as the Board thinks fit, and shall always be open to the inspection of the Directors.
89.
The Board may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right to inspect any account or book or document of the Company except as conferred by Law or Designated Stock Exchange Rule or authorised by the Board.
90.
The Board in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

Capitalisation of Reserves

91.
Subject to the Companies Act, the Board may:
(a)
resolve to capitalise an amount standing to the credit of reserves (including the Share Premium Account, capital redemption reserve and profit and loss account), or otherwise available for distribution;
(b)
appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid
(c)
make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve;
(d)
authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalization, and any such agreement made under this authority being effective and binding on all those Shareholders; and
(e)
generally, do all acts and things required to give effect to the resolution.

Share Premium Account

92.
The Board shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.
93.
There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Board such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

2026 Proxy Statement	Annex A | A-17

ANNEX A

Depositary and Clearing Houses

94.
If a recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) is a Shareholder of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such Person(s) as it thinks fit to act as its representative(s) at any general meeting or of any Class of Shareholders of the Company provided that, if more than one Person is so authorised, the authorisation shall specify the number and Class of Shares in respect of which each such Person is so authorised. A Person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) which he or she represents as that recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) could exercise if it were an individual Shareholder holding the number and Class of Shares specified in such authorisation.

Non-Recognition of Trusts

95.
No Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register.

Winding Up

96.
If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he or she thinks fit in satisfaction of creditors’ claims.
97.
If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

Amendment of Articles of Association

98.
Subject to the Companies Act and the provisions set forth herein, the Shareholders may at any time and from time to time by Special Resolution alter or amend these Articles or the Memorandum, in whole or in part.

Registration by Way of Continuation

99.
The Shareholders may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Board may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to affect the transfer by way of continuation of the Company.

Disclosure

100.
The Board, or any service providers (including the officers, the Secretary and the registered office provider of the Company) specifically authorised by the Board, shall be entitled to disclose to any regulatory or judicial authority any information regarding the affairs of the Company including without limitation information contained in the Register and books of the Company.

A-18 | Annex A	2026 Proxy Statement

ENDORSEMENT LINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 VOTE Del Monte Quality MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 100000 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 P.M., Eastern Time, on June 3, 2026. Online Go to www.envisionreports.com/FDP or scan the QR code — login details are located in the shaded bar below Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/FDP Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual General Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR the election of all the nominees to the Board of Directors and FOR Proposals 2, 3 and 4. 1. Elect two director nominees for a three-year term expiring at the 2029 Annual General Meeting of Shareholders: For Against Abstain For Against Abstain 01 - Michael J. Berthelot 02 - Lori Tauber Marcus For Against Abstain For Against Abstain 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year 3. Approve, by non-binding advisory vote, the compensation of our named executive officers in 2025 4. Approve and adopt the Third Amended and Restated Memorandum and Articles of Association Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 686594 049LQC.

Fresh Del Monte Produce Inc. 2026 Annual General Meeting of Shareholders Thursday, June 4, 2026 11:00 A.M., Eastern Time, virtually via the internet at www.meetnow.global/M6AXZQK To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FDP IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Fresh Del Monte Produce Inc. Notice of 2026 Annual General Meeting of Shareholders Proxy Solicited by Board of Directors for Annual General Meeting of Shareholders — June 4, 2026 Mohammad Abu-Ghazaleh and Effie Silva (the “Proxy Holders”), or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present at the Annual General Meeting of Fresh Del Monte Produce Inc. to be held virtually via the internet at www.meetnow.global/M6AXZQK on June 4, 2026 at 11:00 A.M., Eastern Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxy Holders will vote FOR the election of all the nominees to the Board of Directors and FOR Proposals 2, 3 and 4. In their discretion, the Proxy Holders are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.